      As filed with the Securities and Exchange Commission on April 23, 2002
                                                              FILE No. 333-93367
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 3


                                       TO

                                    FORM S-6
                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                               ------------------

A. Exact name of trust:

                             JPF SEPARATE ACCOUNT A
B. Name of depositor:

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

C. Complete address of depositor's principal executive offices:

                               One Granite Place
                               Concord, NH 03301

D. Name and complete address of agent for service:

                              Ronald R. Angarella
                                   President

                     Jefferson Pilot Securities Corporation

                               One Granite Place
                               Concord, NH 03301

                                   Copies to:

          Charlene Grant, Esq.                       Joan E. Boros, Esq.
                                               Jorden, Burt, Boros, Ciochetti,
Jefferson Pilot Financial Insurance Company         Berenson & Johnson LLP
          One Granite Place                   1025 Thomas Jefferson Street, N.W.
          Concord, NH 03301                             Suite 400 East
                                                 Washington, D.C. 20007-0805

                               ------------------

     It is proposed that this filing will become effective (check appropriate box)


     [ ] immediately upon filing pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(i)
     [X] on May 1, 2002 pursuant to paragraph (b) of rule (485)
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


E. Title and amount of Securities being registered:

     Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

F. Proposed maximum aggregate offering prices to the public of the securities being registered:

     Registration of Indefinite Amount of Securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

G. Amount of filing Fee:


     An indefinite amount of the Registrant's securities has been registered pursuant to a declaration, under Rule 24f-2 under the Investment Company Act of 1940, set out in the Form S-6 Registration Statement contained in File No. 2-94478. Registrant filed a Rule 24f-2 Notice for the fiscal year ending December 31, 2001 on February 25, 2002.


H. Approximate date of proposed public offering:

     As soon as practicable after the effective date.

     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                                   MAY 1, 2002


                                  ENSEMBLE III

                             JPF SEPARATE ACCOUNT A

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
One Granite Place, Concord, New Hampshire 03301    Telephone No.: 1-800-258-3648


This Prospectus describes the Ensemble III Variable Life Insurance Policy ("Ensemble III" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Jefferson Pilot Financial Insurance Company ("we" or "JP Financial" or "the Company"). The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon the Insured's death or surrender of the Policy. The Policy allows flexible premium payments, Policy Loans, Withdrawals, and a choice of Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account A ("Separate Account A" or the "Separate Account"), and/or the General Account, or both Accounts. The Divisions of Separate Account A support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Fund. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4% per year. Your Policy may lapse if the Surrender Value is insufficient to pay a Monthly Deduction. For the first five Policy Years, however, if you pay the Minimum Annual Premium, your Policy will not lapse, regardless of changes in the Surrender Value. The Policy also has a no-lapse guarantee provision. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may reinstate it.


The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through the Separate Account. Each Division invests exclusively in one of the following
Portfolios:

JPVF GROWTH PORTFOLIO
JPVF EMERGING GROWTH PORTFOLIO
JPVF MID-CAP GROWTH PORTFOLIO
JPVF CAPITAL GROWTH PORTFOLIO
JPVF SMALL COMPANY PORTFOLIO
JPVF MID-CAP VALUE PORTFOLIO
JPVF S&P 500 INDEX PORTFOLIO
JPVF SMALL-CAP VALUE PORTFOLIO
JPVF VALUE PORTFOLIO
JPVF INTERNATIONAL EQUITY PORTFOLIO
JPVF WORLD GROWTH STOCK PORTFOLIO
JPVF BALANCED PORTFOLIO
JPVF HIGH YIELD BOND PORTFOLIO
JPVF MONEY MARKET PORTFOLIO
AMERICAN CENTURY VP INTERNATIONAL FUND

AMERICAN CENTURY VP VALUE, CLASS II
AYCO GROWTH FUND

FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP EQUITY-INCOME PORTFOLIO

FIDELITY VIP CONTRAFUND(R) PORTFOLIO

MFS RESEARCH SERIES
MFS UTILITIES SERIES

PIMCO TOTAL RETURN PORTFOLIO
PROFUND VP TECHNOLOGY
PROFUND VP HEALTHCARE
PROFUND VP FINANCIAL
SCUDDER VIT SMALL CAP INDEX FUND CLASS B
TEMPLETON FOREIGN SECURITIES
         FUND: CLASS 2
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO II
VANGUARD(R) VIF SMALL COMPANY GROWTH
         PORTFOLIO
VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF REIT INDEX PORTFOLIO


Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble III insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

THIS PROSPECTUS AND OTHER INFORMATION ABOUT JPF SEPARATE ACCOUNT A REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

TABLE OF CONTENTS


                                                    Page
                                                    ----
DEFINITIONS                                            3
POLICY SUMMARY                                         4
THE SEPARATE ACCOUNT                                   5
CHARGES & FEES                                         6
   Charges & Fees Assessed Against
      Premium                                          6
   Charges & Fees Assessed Against
      Accumulation Value                               6
   Charges & Fees Assessed Against the
      Separate Account                                 7
   Charges Assessed Against the Underlying
      Funds                                            8
   Charges Deducted Upon Surrender                     9
   Surrender Charges on Surrenders and
      Withdrawals                                      9
   Surrender Charges on Increases in
      Specified Amount                                 9
ALLOCATION OF PREMIUMS                                10
   Separate Account Investments                       10
   Investment Advisers and Objectives for
      Each of the Funds                               10
   Mixed and Shared Funding; Conflicts of
      Interest                                        14
   Fund Additions, Deletions or
      Substitutions                                   14
   General Account                                    14
POLICY CHOICES                                        15
   General                                            15
   Premium Payments                                   15
   Modified Endowment Contract                        15
   Compliance with the Internal Revenue
      Code                                            16
   Death Benefit Options                              16
   Transfers and Allocations to Funding
      Options                                         18
   Telephone Transfers, Loans and
      Reallocations                                   18
   Automated Transfers (Dollar Cost
      Averaging and Portfolio Rebalancing)            18
POLICY VALUES                                         19
   Accumulation Value                                 19
   Unit Values                                        20
   Net Investment Factor                              20
   Surrender Value                                    21
POLICY RIGHTS                                         21
   Surrenders                                         21
   Withdrawals                                        21
   Grace Period                                       21
   Reinstatement of a Lapsed or Terminated
      Policy                                          22
   Coverage Beyond Insured's Attained
      Age 100                                         22
   Right to Defer Payment                             22
   Policy Loans                                       23
   Policy Changes                                     24
   Right of Policy Examination ("Free Look
      Period")                                        25
   Supplemental Benefits                              25
DEATH BENEFIT                                         27
POLICY SETTLEMENT                                     27
   Settlement Options                                 27
THE COMPANY                                           28
DIRECTORS & OFFICERS                                  29
ADDITIONAL INFORMATION                                31
   Reports to Policyowners                            31
   Right to Instruct Voting of Fund Shares            32
   Disregard of Voting Instructions                   32
   State Regulation                                   32
   Legal Matters                                      32
   The Registration Statement                         33
   Financial Statements                               33
   Employment Benefit Plans                           33
   Distribution of the Policy                         33
   Independent Auditors                               33
GROUP OR SPONSORED ARRANGEMENTS                       33
TAX MATTERS                                           34
   General                                            34
   Federal Tax Status of the Company                  34
   Life Insurance Qualification                       34
   Charges for JP Financial Income Taxes              37
MISCELLANEOUS POLICY PROVISIONS                       37
   The Policy                                         37
   Payment of Benefits                                37
   Suicide and Incontestability                       37
   Protection of Proceeds                             37
   Nonparticipation                                   37
   Changes in Owner and Beneficiary;
      Assignment                                      37
   Misstatements                                      37
APPENDIX A--ILLUSTRATIONS OF
   ACCUMULATION VALUES, CASH
   VALUES AND DEATH BENEFITS                         A-1
FINANCIAL STATEMENTS OF THE
   COMPANY                                           F-1
FINANCIAL STATEMENTS OF THE
   SEPARATE ACCOUNT                                 F-25


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

DEFINITIONS

ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

AGE--The Insured's age at his/her nearest birthday.

ALLOCATION DATE--The date when the initial Net Premium is placed in the Divisions and the General Account as instructed by the Policyowner in the application. The Allocation Date is the later of 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

ATTAINED AGE--The Insured's age at the last Policy Anniversary.

BENEFICIARY--The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with us. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary. The Beneficiary's interest may be subject to that of any assignee.

CASH VALUE--The Accumulation Value less any Surrender Charge. This amount less any Policy Debt is payable to the Policyowner on surrender of the Policy.

CODE--The Internal Revenue Code of 1986, as amended.

COMPANY--Jefferson Pilot Financial Insurance Company.

COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

CUMULATIVE MINIMUM PREMIUM--An amount equal to the Minimum Annual Premium divided by 12 and multiplied by the number of completed policy months.

DATE OF RECEIPT--Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at our home office.

DEATH BENEFIT--The amount which is payable on the Death of the Insured, adjusted as provided in the Policy.

DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.

DIVISION--A separate division of Separate Account A which invests only in the shares of a specified Portfolio of a Fund.

FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.

GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Day on which the Policy's Surrender Value less any Policy Debt is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

INSURED--The person on whose life the Policy is issued.

ISSUE AGE--The Age of the Insured on the Policy's Issue Date.

ISSUE DATE--The effective date on which we issue the Policy.

LOAD BASIS AMOUNT--An amount per $1,000 of Specified Amount which varies by sex, Issue Age (or Attained Age for an increase in Specified Amount) and rating class of the Insured. This amount is used to calculate the Acquisition Charge. The maximum Load Basis Amount is $66.65, resulting in a maximum Acquisition Charge of $1.33 per $1000 of Specified Amount in Year 1 and $0.67 per $1000 of Specified Amount per month in Year 2.

LOAN VALUE--Generally, 100% of the Policy's Cash Value on the date of a loan.

MINIMUM ANNUAL PREMIUM--The amount of premium that you must pay each year to assure that the Policy remains in force for at least 5 Policy Years from the Issue Date, even if the Surrender Value is insufficient to satisfy the current Monthly Deduction.

MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

NET PREMIUM--The gross premium less a 2.5% State Premium Tax Charge, a 1.25% Federal DAC Tax Charge and a 3% Premium Load. We currently do not intend to assess the Premium Load beginning in the 11th Policy Year.

POLICY--The life insurance contract described in this Prospectus.

POLICY DATE--The date set forth in the Policy from which policy years, policy months and policy anniversaries will be determined. If the Policy Date falls on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If You do not request a date, it is the date the Policy is issued.

POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

PORTFOLIO--A separate investment series of one of the Funds.

PREMIUM LOAD--A charge we assess against premium payments, which is quaranteed not to exceed 3%.

PROOF OF DEATH--One or more of: a) a copy of a certified death certificate; b) a copy of a certified degree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SEC--Securities and Exchange Commission.

SEPARATE ACCOUNT A OR THE SEPARATE ACCOUNT--JPF Separate Account A, a separate investment account we established for the purpose of funding the Policy.

SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

SPECIFIED AMOUNT--The amount you choose at application, which may subsequently be increased or decreased, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.

STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.

SURRENDER CHARGE--An amount we retain upon the Surrender of the Policy, a Withdrawal or a decrease in Specified Amount.

SURRENDER VALUE--Cash Value less any Policy Debt.

TARGET PREMIUM--The premium from which first year commissions will be determined and which varies by sex, Issue Age, rating class of the Insured and Specified Amount.

VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open. In addition to being closed on all federal holidays, we will also be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.

VALUATION PERIOD--The period of time between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

POLICY SUMMARY

This Prospectus describes a flexible premium variable life insurance policy. The Policy provides life insurance and pays a benefit (subject to adjustment under the Policy's Age and/or Sex, Suicide and Incontestability, and Grace Period provisions) upon surrender or Death of the Insured. The Policy allows flexible premium payments, Policy Loans, Withdrawals and a choice of Death Benefit Options. Account values may be either fixed or variable or a combination of fixed and variable.

Charges and fees will be assessed against premium payments, Accumulation Value, the Separate Account, the underlying Funds and upon surrender, partial withdrawals or decreases in Specified Amount.

You must purchase your variable life insurance policy from a registered representative. The Policy, the initial application on the Insured, any subsequent applications, endorsements and any riders constitute the entire contract.

At the time of application, you must choose a Death Benefit Option, decide on the amount of planned premium and determine how to allocate Net Premiums. You may elect to supplement the benefits afforded by the Policy through the addition of riders we make available.

The proceeds payable upon the Death of the Insured depend on the Death Benefit Option chosen. Under Option I the Death Benefit equals the greater of the current Specified Amount or the Accumulation Value on the death of the Insured multiplied by the corridor percentage. Under Option II, the Death Benefit equals the greater of the current Specified Amount plus the Accumulation Value on the date of death or the Accumulation Value on the date of death multiplied by the corridor percentage. Under Option III, the Death Benefit equals the Specified Amount plus total premiums paid, less any withdrawals. We may make other options available. We will reduce the Death Benefit proceeds by any outstanding Policy Debt.

Although the Policy is designed to allow flexible premiums, you must pay sufficient premiums to continue the Policy in force. The initial premium must be paid at issue. The initial premium must at least equal the minimum premium, which is based on Issue Age, underwriting class and Specified Amount. No premium payment may be less than $250 ($50 for electronic fund transfers). We will send you premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. Should your Policy lapse, you may reinstate it.

You may allocate your Net Premiums to the Separate Account, the General Account or both Accounts. Net Premiums allocated to the Separate Account must be allocated to one or more of the Divisions of the Separate Account and allocations must be in whole percentages. The variable portion of the Policy is supported by the Divisions you choose and will vary with the investment performance of the associated Portfolios. Net Premiums allocated to the General Account will accumulate at rates of interest we determine. The effective rate of interest will not be less than 4% per year.

THE SEPARATE ACCOUNT

The Separate Account underlying the Policy is JPF Separate Account A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Funds' prospectuses, which are delivered with this Prospectus.

Separate Account A was established under New Hampshire law on August 20, 1984 and is now governed by the laws of the State of Nebraska as a result of the Company's redomestication to Nebraska on June 12, 2000. Under Nebraska Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.

The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.


DIVISIONS. The Policies presently offer thirty-two Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

CHARGES & FEES

-  CHARGES & FEES ASSESSED AGAINST PREMIUM

   PREMIUM CHARGES

   Before a premium is allocated to any of the Divisions of Separate Account A and the General Account, we will deduct the following fees and charges:


   - a state premium tax charge of 2.5% unless otherwise required by state law (1.0% Tax Charge Back rate in Oregon and 2.35% in California. In Puerto Rico, no premium tax charge is assessed).


   - a federal income tax charge of 1.25% ("Federal DAC Tax Charge") which reimburses us for our increased federal tax liability under the federal tax laws.


   - a Premium Load, which is guaranteed not to exceed 3% of premium (in Puerto Rico 5.5% for the first 10 Policy Years, 2.5% after Policy Year 10) and which we currently do not intend to assess after the 10th Policy Year.


   The premium charges are also applied to premiums received pursuant to replacements or exchanges under Section 1035 of the Internal Revenue Code.

   The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which the Policy is sold and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states which do not themselves impose a premium tax. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

-  CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

   Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, we will deduct the charges pro rata from each of the Divisions and the General Account.

   MONTHLY DEDUCTION

   On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the Cost of Insurance for the Policy and any optional benefits added by rider.

   The Monthly Deduction equals:

   i) the Cost of Insurance for the Policy (as described below), plus

   ii) a Monthly Administrative Fee of $10, plus

   iii) a monthly Acquisition Charge during the first two Policy Years equal to 2% of the Load Basis Amount per month in Policy Year 1 and 1% of Load Basis Amount per month in Policy Year 2, plus

   iv) the cost of optional benefits provided by rider.

   v) a monthly acquisition charge during the first 24 months following any increase in Specified Amount for the first two years following the increase.

   COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.

   The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where:

   i) is the current Cost of Insurance Rate as described in the Policy;

   ii) is the death benefit at the beginning of the policy month divided by
   1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%); and

   iii) is the Accumulation Value at the beginning of the policy month, prior to the monthly deduction for the Cost of Insurance.

   The current Cost of Insurance Rate is variable and is based on the Insured's issue age, sex (where permitted by law), rating class, Policy Year and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the

   Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

   The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the Monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality experience, investment earnings, expenses (including reinsurance costs), taxes and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.

   MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.

   ACQUISITION CHARGE. We will deduct from the Accumulation Value a monthly acquisition charge of 2% of the Load Basis Amount in the first Policy Year and 1% of the Load Basis Amount in the second Policy Year. The Load Basis Amount is an amount per $1000 of Specified Amount, which varies by sex, Issue Age and rating class of the Insured. The maximum load Basis Amount is $66.65, resulting in a maximum Acquisition Charge of $1.33 per $1000 of Specified Amount in year 1 and $0.67 per $1000 of Specified Amount in Year 2. This charge does not vary with the amount of premium paid. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge plus the Surrender Charge, discussed below, compensate us for total sales expenses for the year.


   To the extent sales expenses in any policy year are not recovered by the Acquisition Charges and the Surrender Charges we collect, we may recover sales expenses from other sources, including profits from the Mortality and Expense Risk Charges.


   CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

-  CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

   MORTALITY AND EXPENSE RISK CHARGE


   We will assess a charge on a daily basis against each Division at a current annual rate of 0.60% in Policy Years 1 through 25 and 0.10% in Policy Years 26 and later of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. We reserve the right to increase this charge, but guarantee that it will not exceed 0.85% in Policy Years 1 through 25 and 0.60% in Policy Years 26 and thereafter. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.


   The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

   ADMINISTRATIVE CHARGE FOR TRANSFERS OR WITHDRAWAL

   We may impose an Administrative Fee of $50 for each transfer among the Divisions of the Separate Account or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $50.

CHARGES ASSESSED AGAINST THE UNDERLYING FUNDS

PORTFOLIO COMPANY ANNUAL EXPENSES
(as a percentage of average net assets)



                                                                                                                  TOTAL PORTFOLIO
                                                           MANAGEMENT     12b-1 DISTRIBUTION         OTHER            ANNUAL
                                                              FEES         AND/OR SERVICING        EXPENSES          EXPENSES
                                                         (AFTER EXPENSE   FEES (AFTER EXPENSE   (AFTER EXPENSE    (AFTER EXPENSE
                                                         REIMBURSEMENTS)    REIMBURSEMENTS)     REIMBURSEMENTS)   REIMBURSEMENTS)
                                                         --------------   -------------------   ---------------   ---------------
JPVF Growth Portfolio                                         0.75%                                  0.12%            0.87%
JPVF Emerging Growth Portfolio                                0.80%                                  0.14%            0.94%
JPVF Mid-Cap Growth Portfolio (1)                             0.90%                                  0.34%(2)         1.24%
JPVF Capital Growth Portfolio (2)                             0.82%                                  0.09%            0.91%
JPVF Small Company Portfolio                                  0.75%                                  0.11%            0.86%
JPVF Mid-Cap Value Portfolio (1)                              1.05%                                  0.23%            1.28%
JPVF S&P 500 Index Portfolio (3)                              0.24%                                  0.04%            0.28%
JPVF Small-Cap Value Portfolio (1)                            1.30%                                  0.22%            1.52%
JPVF Value Portfolio                                          0.75%                                  0.08%            0.83%
JPVF International Equity Portfolio                           1.00%                                  0.17%            1.17%
JPVF World Growth Stock Portfolio                             0.75%                                  0.11%            0.86%
JPVF Balanced Portfolio                                       0.75%                                  0.11%            0.86%
JPVF High Yield Bond Portfolio                                0.75%                                  0.36%            1.11%
JPVF Money Market Portfolio                                   0.50%                                  0.09%            0.59%
American Century VP International Fund (4)                    1.26%                                  0.00%            1.26%
American Century VP Value Fund Class II                       0.90%              0.25%               0.00%            1.15%
Ayco Growth Fund (4)                                          0.80%                                  0.20%            1.00%
Fidelity VIP Growth Portfolio (5)                             0.58%                                  0.10%            0.68%
Fidelity VIP Equity-Income Portfolio (5)                      0.48%                                  0.10%            0.58%
Fidelity VIP Contrafund(R) Portfolio (5)                      0.58%                                  0.10%            0.68%
MFS(R) Research Series                                        0.75%                                  0.14%            0.89%
MFS(R) Utilities Series                                       0.75%                                  0.18%            0.93%
PIMCO Total Return Portfolio (6)                              0.25%              0.15%               0.25%            0.65%
ProFund VP Technology (7)                                     0.75%              0.25%               0.98%            1.98%
ProFund VP Healthcare (7)                                     0.75%              0.25%               0.98%            1.98%
ProFund VP Financial (7)                                      0.75%              0.25%               0.98%            1.98%
Scudder VIT Small Cap Index Fund-Class B (8)                  0.35%              0.25%               0.10%            0.70%
T. Rowe Price Mid-Cap Growth Portfolio I: II                  0.85%              0.25%               0.00%            1.10%
Templeton Foreign Securities Fund: Class 2                    0.75%                                  0.15%            0.90%
Vanguard VIF Small Company Growth Portfolio (9)               0.47%                                  0.04%            0.51%
Vanguard VIF Mid-Cap Index Portfolio (10)                     0.24%                                  0.06%            0.30%
Vanguard VIF REIT Index Portfolio (10)                        0.29%                                  0.10%            0.39%



(1)  Expense ratios were calculated on an annualized basis.
(2) The expense information has been restated to reflect the current management fee which was reduced effective March 1, 2002.
(3) The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, total annual expenses would have been 0.35%. The expense reimbursement plan is pursuant to a contract with the Portfolio's investment adviser which may be terminated by that investment adviser at any time after April 30, 2001 and terminates automatically on December 31, 2005.
(4) The Fund's investment adviser has agreed through December 31, 2002 to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution related expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 1.00% of the average daily net assets of the Fund for the fiscal year ending December 31, 2001. Without such reimbursement, total annual expenses would have been 5.35%.
(5) FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses. With these arrangements, the total annual expenses presented in the table were 0.65% for the VIP Growth Portfolio, 0.57% for the VIP Equity-Income Portfolio, and 0.64% for the VIP Contrafund(R) Portfolio.
(6) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66%.
(7) ProFund Advisors has contractually agreed to waive investment advisory and management service fees and to reimburse other expenses to the extent the Portfolio's total portfolio annual expenses exceed 1.98% of the Portfolio's average daily net assets through December 31, 2002. After such date, the expense limitation may be terminated or revised. Without such reimbursements the total portfolio annual expenses in the above table would have been 2.10% for ProFund VP Technology, 2.06% for ProFund VP Healthcare and 2.10% for ProFund VP Financial.
(8) The Portfolio's Class B shares are effective May 1, 2002 and other expenses in the above table have therefore been estimated taking into consideration the investment advisor's voluntary agreement to waive a portion of its management fee and reimburse certain expenses.
(9) The investment advisers for this Portfolio receive a quarterly advisory fee based on an annual percentage rate applied to average month-end net assets over the quarter increased or decreased based upon the advisers' performances in comparison to a benchmark index. This performance fee structure will not be in full operation for one of the Portfolio's advisers until December 31, 2003. Please see the Portfolio's prospectus and statement of additional information for more details.
(10) The Vanguard Group provides investment advisory services to the Portfolios on an at-cost basis.
(11) T. Rowe Price Mid-Cap Growth Portfolio-II is a share class of T. Rowe Price Mid-Cap Growth Portfolio. The II class is not a separate mutual fund. The II class pays a 0.25% 12b-1 distribution fee to participating insurance companies. The portfolio pays T. Rowe Price an annual all-inclusive fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily.

Note: The Portfolio Company expense information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.

Certain of the Funds' advisers reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the Policies. The reimbursements which are paid by the advisers and do not affect the expenses paid by owners, are separate from the expenses of the fund.

-  CHARGES DEDUCTED UPON SURRENDER

   If you surrender the Policy, reduce the Specified Amount, or the Policy lapses during the first nine Policy Years, we will assess a contingent deferred sales charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial Surrender Charge is the Surrender Charge we would assess if you surrendered the Policy on the Issue Date, and is based on the Specified Amount, varying with the Issue Age, risk classification and, in most states, sex of the Insured. It will be specified in your Policy and will be in compliance with each state's nonforfeiture law. It remains level for five years, decreasing to zero in the tenth Policy Year.

   The Surrender Charge in any given Policy Year will equal a percentage of the initial Surrender Charge as follows:

                                       SURRENDER CHARGE
                                       AS PERCENTAGE OF
                                      INITIAL SURRENDER
                 POLICY YEAR                CHARGE*
                 -----------          -----------------
                     0-5                    100%
                      6                      80%
                      7                      60%
                      8                      40%
                      9                      20%
                     10+                      0%

   *May be lower at some ages


   We will not assess a Surrender Charge after the ninth Policy Year unless there is an increase in Specified Amount. The maximum Surrender Charge that we will assess is $47.04 per $1000 of specified amount. This is the Surrender Charge on a surrender in the first Policy Year for a male smoker, age 68. A pro rata portion of any Surrender Charge will be assessed upon withdrawal or reduction in the Specified Amount. The Policy's Accumulation Value will be reduced by the amount of any withdrawal or from a reduction in Specified Amount plus any applicable pro rata Surrender Charge.


-  SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

   All applicable Surrender Charges are imposed on Surrenders.

   We will impose a partial Surrender Charge on Withdrawals. The pro rata Surrender Charge will equal the amount of the Specified Amount reduction associated with the withdrawal divided by the Specified Amount before the reduction. We will reduce any applicable remaining Surrender Charges by the same proportion. A transaction charge equal to the lesser of 2% of the Withdrawal Amount or $50 will be deducted from the amount of each Withdrawal. (See "Withdrawals") The Surrender Charge does not apply to Policy loans.

   We will also impose a partial Surrender Charge on Decreases in Specified Amount. It will equal the amount of the Decrease in Specified Amount divided by the Specified Amount before the Decrease times the then-current Surrender Charge.

-  SURRENDER CHARGES ON INCREASES IN SPECIFIED AMOUNT

   Increases in Specified Amount will be subject to a new Surrender Charge. The Surrender Charge on the increase will equal one-half the Surrender Charge we would assess if you were purchasing a new Policy, rather than increasing the Specified Amount of your existing Policy.

   OTHER CHARGES

   We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy Date.

   ALLOCATION OF PREMIUMS


   You may allocate all or a part of your Net Premiums to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account.

   SELECTING INVESTMENT OPTIONS

   - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

   - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in funds that are considered more risky than others. Funds with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.

   - BE INFORMED. Read this prospectus and the fund prospectuses before choosing your investment options.


-  SEPARATE ACCOUNT INVESTMENTS


   The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums applied to the Separate Account will be invested in the Portfolios in accordance with your selection. The Separate Account is currently divided into 32 divisions, which invest in Portfolios of the following open-end investment management companies:

   Jefferson Pilot Variable Fund, Inc. ("JPVF")
   American Century Variable Portfolios, Inc.
   Ayco Series Trust
   Deutsche VIT Funds Trust
   Fidelity(R) Variable Insurance Products Fund
      ("VIP")
   Fidelity(R) Variable Insurance Products Fund II
      ("VIP II")
   Franklin Templeton Variable Insurance Products
      Trust
   MFS(R) Variable Insurance Trust
   PIMCO Variable Insurance Trust
   ProFunds VP
   T. Rowe Price Equity Series Inc.
   Vanguard Variable Insurance Fund

   Portfolios may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Portfolios you may elect over the lifetime of the Policy or to increase the total number of Portfolios you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only through the purchase of variable annuities or variable life insurance policies (See Mixed and Shared Funding).


   The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Portfolio or combination of Portfolios is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

-  INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

   The investment adviser to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.


   American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. The Ayco Company, L.P. is the investment adviser to the Ayco Series Trust. Deutsche Asset Management, Inc. is the investment adviser to the Deutsche VIT Funds Trust. Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund and the Fidelity Variable Insurance Products Fund II. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFund Advisors LLC is the investment adviser to the ProFunds VP. T. Rowe Price Associates is the investment adviser to T. Rowe Price Equity Series, Inc. The investment advisers for the Vanguard VIF
   Small Company Portfolio of the Vanguard Variable Insurance Fund are Granahan Investment Management, Inc. ("Granahan") and Grantham, Mayo, Van Otterino
   & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index and VIF REIT Index Portfolios. Templeton Investment Counsel, LLC ("TIC") is the investment adviser to the Franklin Templeton Variable Insurance Products Trust.

   Following are the investment objectives and managers for each of the
   Portfolios:



                                            EQUITY PORTFOLIO CHOICES
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
JPVF Growth Portfolio                       Capital growth by investing primarily in equity             Strong Capital
                                            securities that the Sub-Investment Manager                  Management, Inc.
                                            believes have above-average growth prospects.

JPVF Emerging Growth Portfolio              Long-term growth of capital. Dividend and                   MFS
                                            interest income from portfolio securities, if any, is
                                            incidental to the Portfolio's investment objective
                                            of long-term growth.

JPVF Mid-Cap Growth Portfolio               Seeks capital appreciation.                                 Turner Investment
                                                                                                        Partners, Inc.

JPVF Capital Growth Portfolio               Seeks capital growth. Realization of income is              Janus Capital
                                            not a significant investment consideration and              Management LLC
                                            any income realized will be incidental.

JPVF Small Company Portfolio                Seeks growth of capital. The Portfolio pursues its          Lord, Abbett &
                                            objective by investing primarily in a diversified           Company
                                            portfolio of equity securities issued by small
                                            companies.

JPVF Mid-Cap Value Portfolio                Seeks capital appreciation.                                 Wellington Management
                                                                                                        Company

JPVF S&P 500 Index Portfolio(1)             Seeks investment results that correspond to the             Barclays Global Fund
                                            total return of common stocks publicly traded in            Advisors
                                            the United States, as represented by the S&P 500.

JPVF Small-Cap Value Portfolio              Seeks long-term capital appreciation by investing           Dalton, Greiner,
                                            primarily in securities of small-cap companies.             Hartman, Maher & Co.

JPVF Value Portfolio                        Long-term growth of capital by investing                    Credit Suisse
                                            primarily in a wide range of equity issues that             Management, LLC
                                            may offer capital appreciation and, secondarily,
                                            seeks a reasonable level of current income.

JPVF International Equity Portfolio         Long-term growth of capital through investments             Lombard Odier
                                            in securities whose primary trading markets are             International Portfolio
                                            outside the United States.                                  Management Limited

JPVF World Growth Stock Portfolio           Long-term growth through a policy of investing              Templeton Investment
                                            primarily in stocks of companies organized in the           Counsel, LLC
                                            U.S. or in any foreign nation. A portion of the
                                            Portfolio may also be invested in debt obligations
                                            of companies and governments of any nation.
                                            Any income realized will be incidental.

American Century VP International           Seeks capital growth.                                       American Century
   Fund

American Century VP Value Fund,             Seeks long-term capital growth.                             American Century
   Class II                                 Income is a secondary objective.

Ayco Growth Fund                            Seeks long-term growth of capital.                          The Ayco Company, L.P.

VIP Growth Portfolio                        Seeks to achieve capital appreciation.                      FMR

VIP Equity-Income Portfolio                 Seeks reasonable income by investing primarily              FMR
                                            in income-producing equity securities. In
                                            choosing these securities the Portfolio will also
                                            consider the potential for capital appreciation.
                                            The Portfolio's goal is to achieve a yield which
                                            exceeds the composite yield on the securities
                                            comprising the Standard & Poor's Composite Index
                                            of 500 Stocks (S&P 500).

VIP Contrafund(R) Portfolio                 Seeks long-term capital appreciation.                       FMR

                                       11

                                            EQUITY PORTFOLIO CHOICES
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
MFS Research                                Seeks to provide long-term growth of capital and            MFS
                                            future income.

MFS Utilities                               Seeks capital growth and current income (income             MFS
                                            above that is available from a portfolio invested
                                            entirely in equity securities).

Templeton Foreign Securities                Seeks long-term capital growth.                             Templeton Investment
   Fund: Class 2                                                                                        Counsel, LLC

ProFund VP Technology                       Seeks daily investment results, before fees and             ProFund Advisors LLC
                                            expenses, that correspond to the daily performance
                                            of the Dow Jones U.S. Technology Sector Index.

ProFund VP Healthcare                       Seeks daily investment results, before fees and             ProFund Advisors LLC
                                            expenses, that correspond to the daily performance
                                            of the Dow Jones U.S. Healthcare Sector Index.

ProFund VP Financial                        Seeks daily investment results, before fees and             ProFund Advisors LLC
                                            expenses, that corresponds to the daily performance
                                            of the Dow Jones U.S. Financial Sector Index.

Scudder VIT Small Cap                       Seeks to replicate, as closely as possible, before          Deutsche
Index Fund Class B                          expenses, the performance of the Russell 2000
                                            Small Stock Index, which emphasizes stocks of
                                            small U.S. companies.

T. Rowe Price Mid-Cap                       Seeks to provide long-term capital appreciation by          T. Rowe Price
Growth Portfolio II                         investing in mid-cap stocks with potential for
                                            above-average earnings growth.

Vanguard VIF Small Company                  Seeks to provide long-term growth of capital.               Granahan and GMO
Growth Portfolio

Vanguard VIF Mid-Cap                        Seeks to provide long-term growth of capital                The Vanguard Group
Index Portfolio                             by attempting to match the performance of
                                            a broad-based market index of stocks of
                                            medium-size U.S. companies.

Vanguard VIF REIT Index                     Seeks to provide a high level of income and                 Vanguard
Portfolio                                   moderate long-term growth of capital.



(1) "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

                                            EQUITY AND FIXED INCOME PORTFOLIO CHOICES
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
JPVF Balanced Portfolio                     Reasonable current income and long-term capital             Janus
                                            growth, consistent with conservation of capital, by
                                            investing primarily in common stocks
                                            and fixed income securities.

                                            FIXED INCOME PORTFOLIO CHOICES
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
JPVF High Yield Bond Portfolio              High level of current income by investing                   MFS
                                            primarily in corporate obligations with emphasis
                                            on higher yielding, higher risk, lower-rated or
                                            unrated securities.

JPVF Money Market Portfolio                 Seeks to achieve as high a level of current                 MFS
                                            income as is consistent with preservation of capital
                                            and liquidity.

PIMCO Total Return Portfolio                Seeks maximum total return, consistent with                 PIMCO
                                            preservation of capital and prudent
                                            investment management.




An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.


Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

-  MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

   Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

-  FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

   We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in over view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without such prior approval of the SEC or other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

   We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

     (a) to operate the Separate Account in any form permitted by law;

     (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

     (c) to transfer assets from one Division to another, or from any Division to our general account;

     (d) to add, combine, or remove Divisions in the Separate Account;

     (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees-Other Charges" on page 10 above; and

     (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

   Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolio's shareholders. See accompanying Prospectus for the Portfolios.

-  GENERAL ACCOUNT

   Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the Fixed Account has not been reviewed by the SEC.

   The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.0% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

   The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General

   Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

   We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any Withdrawals, Policy Loans or Monthly Deductions, plus interest at an annual rate of not less than 4.0%.

   If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the initial Net Premium.

   POLICY CHOICES

-  GENERAL

   The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on the Insured with a Death Benefit payable on the Insured's Death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

   To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insured under the Policy must generally be under age 85 at the time the application for the Policy is submitted. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

   The minimum Specified Amount at issue is $50,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

-  PREMIUM PAYMENTS

   The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our home office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will not bill premium payments for less than $250 ($50 for electronic fund transfers). The Policy has a minimum premium period of 5 years.


   If you pay the Minimum Annual Premium, we guarantee that the Policy will stay in force throughout the minimum premium period, even if the Surrender Value is insufficient to pay a Monthly Deduction. The minimum initial premium will equal the Minimum Annual Premium, divided by 6. (See "NO LAPSE GUARANTEE", page 22).


   We may require evidence of insurability if payment of a premium will result in an immediate increase in the difference between the Death Benefit and the Accumulation Value.

   In order to help you obtain the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")

-  MODIFIED ENDOWMENT CONTRACT

   The Policy will be allowed to become a Modified Endowment contract under the Internal Revenue Code only with your consent. Otherwise, if at any time the premiums paid under the Policy exceed the limit for avoiding modified endowment contract status, we will refund the excess premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within that 60-day period, we will hold the excess premium in a separate deposit fund and credit it with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. We may also notify you of other options available to you to keep the Policy in compliance.

-  COMPLIANCE WITH THE INTERNAL REVENUE CODE

   The Policy is intended to qualify as life insurance under the Internal Revenue Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time the premium paid under the Policy exceeds the amount allowable for such qualification, we will refund the excess premium to you with interest within 60 days after the end of the Policy Year in which it was received. If, for any reason, we do not refund the excess premium within the 60-day period, such amount will be held in a separate deposit fund and will be credited with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds.

   We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the policy to fail to qualify as life insurance under the Code.

   BACKDATING


   Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable so that you can purchase a particular Policy Specified Amount for lower Cost of Insurance Rate based on a younger insurance age. For a backdated Policy, we will assess policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the Policy's Issue Date. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.


   ALLOCATION OF PREMIUMS

   We will allocate premium payments, net of the premium tax charge, Federal DAC tax charge and Premium Load, plus interest earned prior to the Allocation Date, among the General Account and the divisions of the Separate Account in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5% and allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Home Office. Prior to the Allocation Date, the initial net premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

   You may change your premium allocation instructions at any time. Your request may be written or by telephone, so long as the proper telephone authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

-  DEATH BENEFIT OPTIONS

   At the time of purchase, you must choose between the available Death Benefit Options. The amount payable upon the Death of the Insured depends upon which Death Benefit Option you choose.

   OPTION I: The Death Benefit will be the greater of the current Specified Amount or the Accumulation Value on the Death of the Insured multiplied by the corridor percentage, as described below.

   OPTION II: The Death Benefit equals the greater of the current Specified Amount plus the Accumulation Value on the Death of the Insured or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.


   OPTION III: The Death Benefit equals the greater of the current Specified Amount plus the total premiums paid less any withdrawals to the date of death and the Accumulation Value multiplied by the corridor percentage. If the total of the withdrawals exceeds the premiums paid then the Death Benefit will be less than the Specified Amount.

   The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws.

   DEATH BENEFIT QUALIFICATION TEST

   You will also choose between the two Death Benefit qualification tests, the cash value accumulation test and the guideline premium test. Once you have made your choice, the Death Benefit qualification test cannot be changed.

   The guideline premium test limits the amount of premium payable for an Insured of a particular age and sex. It also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Accumulation Value.

   Following are the Corridor Percentages under the Guideline Premium Test:

                   CORRIDOR PERCENTAGES
            (ATTAINED AGE OF THE INSURED AT THE
              BEGINNING OF THE CONTRACT YEAR)

     AGE    %     AGE    %     AGE    %      AGE     %
     ---    -     ---    -     ---    -      ---     -
    0-40   250%   50    185%   60    130%    70     115%
     41    243    51    178    61    128     71     113
     42    236    52    171    62    126     72     111
     43    229    53    164    63    124     73     109
     44    222    54    157    64    122     74     107
     45    215    55    150    65    120    75-90   105
     46    209    56    146    66    119     91     104
     47    203    57    142    67    118     92     103
     48    197    58    138    68    117     93     102
     49    191    59    134    69    116     94+    101

   The cash value accumulation test requires that the Death Benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and sex for the proposed Death Benefit, the Death Benefit will be automatically increased by multiplying the Accumulation Value by a corridor percentage that is defined as $1000 divided by the net single premium.

   The tests differ as follows:

   (1) the guideline premium test limits the amount of premium that you can pay into your Policy; the cash value accumulation test does not.

   (2) the factors that determine the minimum Death Benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum Death Benefit due to growth in Accumulation Value will generally be greater under the cash value accumulation test.

   (3) If you wish to pay premiums in excess of the guideline premium test limitation, you should elect the cash value accumulation test. If you do not wish to pay premiums in excess of the guideline premium test limitations, you should consider the guideline premium test.

   You should consult with a qualified tax adviser before choosing the Death Benefit Qualification Test.

   The following example demonstrates the Death Benefits under Options I, II and III for the cash value accumulation test and the guideline premium test. The example shows an Ensemble III Policy issued to a male, non-smoker, Age 45, at the time of calculation of the Death Benefit. The Policy is in its 10th Policy Year and there is no outstanding Policy Debt.


                                     CASH VALUE     GUIDELINE
                                    ACCUMULATION     PREMIUM
                                        TEST           TEST
                                    ------------    ---------
   Specified Amount                    100,000       100,000
   Accumulation Value                   52,500        52,500
   Corridor Percentage                     288%          215%
   Total Premiums less
   Withdrawals                          15,000        15,000
   Death Benefit Option I              151,200       112,875
   Death Benefit Option II             152,500       152,500
   Death Benefit Option III            151,200       115,000


   Under any of the Death Benefit Options, the Death Benefit will be reduced by a Withdrawal. (See "Withdrawals") The Death Benefit payable under any of the Options will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

   The Death Benefit will be set at 101% of the Cash Value on the Policy Anniversary Date nearest the Insured's Attained Age 100.

   After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change the Death Benefit Option from Option II to Option I, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option I to Option II, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option III to Option II, the Specified Amount will be increased by the Premiums paid to the date of the change less any withdrawals and then will be decreased by the Accumulation

   Value in the date of the change. If you change the Death Benefit from Option III to Option I, the Specified Amount will be increased by the Premiums paid less any withdrawals, to the date of the change. You may not change from Options I or II to Option III. If a change would result in an immediate change in the Death Benefit, such change will be subject to evidence of insurability.

-  TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS

   You may transfer all or part of the Accumulation Value to any other Portfolio or to the General Account at any time. Funds may be transferred between the Portfolios or from the Portfolios to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we will impose a transfer charge of $50, which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a Transfer Charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a Transfer Charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

   You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

   Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (B) $100,000. Any other transfer rules, including minimum transfer amounts, also apply. We reserve the right to modify these restrictions.

   We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions of the Separate Account will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

   We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowner or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, Policyowner or you.


-  TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

   You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing, by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Home Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Internet transfers may not always be available.


   We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.


   We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that instructions are genuine. Any instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.


-  AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

   Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.

   You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Portfolio or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program. You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give us at least 30 days' notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at any time.

   You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions between various types of investments on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.

   You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.


   Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.

   POLICY VALUES

-  ACCUMULATION VALUE

   The Accumulation Value of Your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate Your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional net premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

   On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the premium load and the State Premium Tax and Federal DAC Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for Your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is

     (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, described below, for the current Valuation Period, PLUS

    (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

   (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

    (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

     (v) all withdrawals from the Division during the current Valuation Period.

   Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the monthly deduction and increased by any Accumulation Value adjustment allocated to the Divisions.

   We will calculate a guaranteed monthly Accumulation Value adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:


     (i) is greater than or equal to the lesser of .0333% and the excess of the monthly mortality and expense risk charge currently assessed over .01666% in Policy Years 2 through 25 and greater than or equal to the lesser of .02083% and the excess of the monthly mortality and expense risk charge currently assessed over .008333% in Policy Years 26 and thereafter;


    (ii) is the amount allocated to the Divisions at the beginning of the Policy Year;

   (iii) is the Type B loan balance at the beginning of the Policy Year; and

    (iv) is the Guideline Single Premium at issue under Section 7702 of the Code, adjusted for any increases in Specified Amount.

   See "Policy Loans" for a description of Type B loans.

-  UNIT VALUES

   We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

   The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

-  NET INVESTMENT FACTOR

   The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

   (1) is the sum of:

       (a) the Net Asset Value of a Fund share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

       (b) the per share amount of any dividend or capital gain distributions made for shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

   (2) is the Net Asset Value of a Fund share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

   (3) is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the average daily Net Asset Value of Fund shares held in the Separate Account for that Division.

   Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

   The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

   You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

-  SURRENDER VALUE

   The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Policy Debt. (See Charges Deducted Upon Surrender)

   POLICY RIGHTS

-  SURRENDERS


   By Written Request, you may surrender or exchange the Policy under Internal Revenue Code Section 1035, for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the Surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions of the Separate Account. (See Right to Defer Payment, Policy Settlement and Payment of Benefits)


-  WITHDRAWALS

   By Written Request, you may, at any time after the expiration of the Free Look Period, make Withdrawals from the Policy. A charge equal to the lesser of $50 or 2% of the Withdrawal will be deducted from the amount of the Cash Value which you withdraw. We will also deduct a pro rata Surrender Charge. The minimum amount of any Withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Surrender Value.

   Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows.

   - The Policy's Cash Value will be reduced by the amount of the withdrawal plus the $50 charge;
   - The Policy's Accumulation Value will be reduced by the amount of the Withdrawal, the $50 charge plus any applicable pro rata Surrender Charge;
   - The Death Benefit will be reduced by an amount equal to the reduction in Accumulation Value.

   The Withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

   If the Death Benefit Option for the Policy is Option I, a Withdrawal will reduce the Specified Amount. However, we will not allow a Withdrawal if the Specified Amount will be reduced below $50,000.

   If the Death Benefit Option for the Policy is Option II, a Withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the Death Benefit.

   If the Death Benefit Option for the Policy is Option III, a Withdrawal will result in a dollar-for-dollar reduction in the Death Benefit.

   You may allocate a Withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the Withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See Right to Defer Payment, Policy Changes and Payment of Benefits)

-  GRACE PERIOD

   Generally, on any Monthly Anniversary Date, if your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status". During the first five policy years, however, if you have paid the required cummulative minimum premiums, your Policy will not enter the Grace Period regardless of declines in the Surrender Value.

   Written notice will be mailed to your last known address, according to Our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

   The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

   If payment is not made within 61 days after the Monthly Anniversary Day, the Policy will terminate without value at the end of the Grace Period.


-  NO-LAPSE GUARANTEE

   A no-lapse guarantee provision is available at no charge to you. The Policy will not enter the Grace Period regardless of declines in the Surrender Value so long as cumulative premiums paid less cumulative withdrawals to date, less cumulative required no-lapse premiums exceed Policy Debt. Consult your Policy for minimum premium requirements and no-lapse periods.

   There is a maximum guarantee period of 20 years. The guarantee period varies by Issue Age. The guarantee does not apply in the following situations:

   - if you have selected Death Benefit Option III;
   - if you have selected the Automatic Increase Rider;
   - if you change your Death Benefit from Option I to Option II;
   - if your Policy lapses and is subsequently reinstated.


-  REINSTATEMENT OF A LAPSED OR TERMINATED POLICY

   If the Policy terminates as provided in its Grace Period provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

   - The Policy has not been fully surrendered.
   - You must apply for reinstatement within 5 years after the date of termination and before the Insured's Attained Age 100.
   - We must receive evidence of insurability satisfactory to us.
   - We must receive a premium payment sufficient to keep the Policy in force for the current month plus two additional months.
   - If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan.
   - Supplemental Benefits will be reinstated only with our consent. (See Grace Period and Premium Payments)

-  COVERAGE BEYOND INSURED'S ATTAINED AGE 100

   At the Insured's Attained Age 100, we will make several changes to your Policy as follows:

   - Your policy will continue in force for the lifetime of the Insured unless you surrender the Policy;
   - The Death Benefit Option in effect may not be changed; No further premiums will be accepted;
   - No further Monthly Deductions will be taken;
   - The Monthly Accumulation Value Adjustment will no longer apply;
   - The interest rate charged to Type A and B Policy Loans will be set equal to the rate credited to the portion of the Accumulation Value in the General Account being held as collateral on the Policy Loan; and
   - Any riders attached to the Policy will terminate as stipulated in the riders' termination provision.

-  RIGHT TO DEFER PAYMENT

   Payments of any Separate Account Value will be made within 7 days after our receipt of your Written Request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of Full Surrender and Withdrawal Values, any Death

   Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

   Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

-  POLICY LOANS

   We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 100% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt.

   We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS--Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and the Insured is living, you may repay your loan in whole or in part at any time without penalty.

   Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions of the Separate Account and the existing General Account value that is not already allocated to secure a policy loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.

   We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, adjusted on a pro rata basis for increases in Specified Amount, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 5%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. All loans become Type A loans at attained age 100. Otherwise, once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.

   If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

   You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply payments as premium in the amount of the Planned Periodic Premium, received at the Premium Frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the Premium Frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt.

   If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

   An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of

   $10,000, you may take a loan of 100% or $10,000, leaving a new Surrender Value of $0. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding policy loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Loan Value is not credited with the investment experience of the Funds.

-  POLICY CHANGES

   You may make changes to your Policy, as described below, by submitting a Written Request to our Home Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

   INCREASE OR DECREASE IN SPECIFIED AMOUNT

   You may increase the Specified Amount of this Policy after the 1st Policy Year, so long as you are under attained age 86 and you send us a written request and the Policy to Our home office. However:

   - Any increase or decrease must be at least $25,000
   - Any increase or decrease will affect your cost of insurance charge
   - Any increase or decrease may affect the monthly Accumulation Value
     Adjustment
   - We may require evidence of insurability for an increase
   - Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect
   - Any increase will be effective on the Monthly Anniversary Date after the Date of Receipt of the request
   - We will assess a charge against the Accumulation Value on the Monthly Anniversary Date that an increase takes effect. This charge is an amount per $1000 of increase in Specified Amount, which varies by sex, attained age, and rating class of the Insured at the time of the increase
   - Any increase will result in a new Acquisition Charge for the 24 months following the increase;
   - Any increase will result in a new Surrender Charge
   - We will assess a pro rata Surrender Charge on decreases
   - Any decrease may result in federal tax implications (See "Federal Tax Matters")
   - No decrease may decrease the Specified Amount below $25,000.
   - Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application
   - We will allow increases in Specified Amount at any time, so long as the Policy is issued as a 1035 exchange and the increase is needed to avoid the Policy becoming a modified endowment contract because of additional 1035 exchange money we receive after the policy is issued

   CHANGE IN DEATH BENEFIT OPTION

   Any change in the Death Benefit Option is subject to the following conditions:

   - The change will take effect on the Monthly Anniversary Date on or next following the date on which your Written Request is received.

   - There will be no change in the Surrender Charge.

   - Evidence of insurability may be required if the change would result in an increase in the difference between the Death Benefit and the Accumulation Value.

   - If you change from Option I to Option II the Specified Amount will be decreased by the Accumulation Value.

   - If you change from Option II to Option I, the Specified Amount will be increased by the Accumulation Value.

   - If you change from Option III to Option I, the Specified Amount will be increased by the total premiums paid less any withdrawals.

   - If you change from Option III to Option II, the Specified Amount will be increased by the total premiums paid less any withdrawals, and decreased by the Accumulation Value.


   - Changes from Option I or II to Option III are not allowed.

   We will not require evidence of insurability for a change, so long as the Specified Amount is adjusted to make the difference between the Death Benefit and the Accumulation Value after the change in Death Benefit Option the same as it was before the change.

   If the change decreases the Specified Amount below $25,000, we will increase the Specified Amount to $25,000.

-  RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")


   The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to Jefferson Pilot Financial Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to you within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

-  SUPPLEMENTAL BENEFITS

   The supplemental benefits currently available as riders to the Policy include the following:


   - ACCELERATED BENEFIT RIDER--pays a portion of the Death Benefit upon occurrence of critical or terminal illness or nursing home confinement, subject to the terms of the rider. The availability of Accelerated Benefit Rider is restricted by underwriting class.


   - ACCIDENTAL DEATH BENEFIT RIDER--provides a benefit in the event of accidental death, subject to the terms of the rider.


   - ADDITIONAL COVERAGE RIDER--provides coverage in addition to the base coverage provided by the Policy.

     The Rider could be beneficial to Policyowners who have an immediate short-term need for higher insurance coverage and who anticipate a future reduction in insurance needs and who do not expect to surrender the Policy for nine Policy Years. These Policyowners are also willing to accept higher short-term surrender charges in exchange for the deferral of surrender charges on decreases in Rider Specified Amount. Policyowners who have selected the Rider and who surrender the Policy during the first nine Policy Years will incur a higher Surrender Charge than they would have incurred if they had selected a higher Specified Amount on the Policy without the Rider.

     The minimum Specified Amount of the rider at issue is $25,000. The Policy Specified Amount must be the greater of $100,000 or 20% of the combined Specified Amount for the Policy and the Rider, subject to underwriting requirements. The minimum Specified Amount for the policy with the Rider attached is $100,000. If the Rider is in effect at the Insured's Attained Age 100, the Rider Specified Amount will be added to the Policy Specified Amount.

     There is a monthly Acquisition Charge for the Rider which is guaranteed not to exceed 2.0% per month of the Rider Load Basis Amount in Rider Year One and 1.0% per month of the Rider Load Basis Amount in Rider Year Two. The Acquisition Charge is deducted from the Policy's Accumulation Value on each monthly Anniversary Date for the first two Policy Years. There is no Acquisition Charge after Policy Year two. The Rider Load Basis Amount is an amount per $1,000 of Specified Amount for the Rider, which varies by sex, Issue Age and underwriting class of the Insured. The maximum Load Basis Amount is $66.65, resulting in a maximum Rider Acquisition Charge of $1.33 per $1,000 of Rider Specified Amount in Rider Year 1 and $0.67 per $1,000 of Rider specified Amount in Rider Year 2. See "Definitions" on pages 2 and 3 of the Prospectus.

     The monthly Unit Load for the Rider is guaranteed never to exceed $.01 per $1,000 of Rider Specified Amount. The monthly Unit Load is deducted from the Policy's Accumulation Value.

     There is a Surrender Charge which applies to surrenders of the Rider. The Surrender Charge is equal to the number of units of Rider Specified Amount times a factor which varies by Issue Age, sex, underwriting class, and policy duration. The Surrender Charge will decrease between 1% and 5%, depending on the age of the Insured, between Policy Year 1 and Policy Year 5 and will decline thereafter until it is reduced to zero in Policy Year 10 and later. The maximum first year Rider Surrender Charge is $52.07 per $1,000 of Rider Specified Amount. The Rider Surrender Charge will never vary, and will be deferred until any subsequent surrender of the Rider before the 10th Policy Year. You may not elect this Rider if you have elected the Supplemental Coverage Rider.

   - AUTOMATIC INCREASE RIDER--allows for scheduled annual increases in Specified Amount of from 1% to 7%, subject to the terms of the rider.

   - CHILDREN'S TERM INSURANCE RIDER--provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP Financial will pay the death benefit set forth in the rider to the named beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

   - DEATH BENEFIT MAINTENANCE RIDER--Guarantees that the specified amount of the Policy to which it is attached (after being reduced by the amount of any increase which may have occurred due to a Death Benefit Option change between age 90 and Attained Age 100) will stay in force until the death of the insured, as long as the rider is in force and the Policy has a positive Surrender Value on the Policy anniversary nearest to Attained Age 100. The monthly deduction for the rider will be taken over the 120-month period beginning at Attained Age 90 and ending at Attained Age 100. The monthly deduction will equal to $6.79458 per $1000 of Specified Amount of the Policy. At Attained Age 100, all monthly deductions on the Policy will cease, the Specified Amount will remain unchanged (after being reduced by the amount of any increase which may have occurred due to a change in Death Benefit Option between Attained Age 90 and Attained Age 100), and the Death Benefit Option will be set to Death Benefit Option II.

   - DISABILITY WAIVER OF DEDUCTIONS--In the event of disability of the Insured after attained age 5 and before age 65, we will waive the monthly deduction for the Policy. If any other benefit or coverage rider is included in the contract, its monthly cost will also be waived. For disability occurring on or after age 56 and before age 65, the maximum benefit period is 15 years. Eligible issue ages for this rider are 0-60. The charge for this rider is equal to a percentage of the monthly deduction for the Policy, plus the monthly deduction for any other riders (except for the Death Benefit Maintenance Rider). The percentage increases each year with Attained Age. The charge for this rider is taken as a monthly deduction from the Policy.

   - DISABILITY WAIVER OF SPECIFIED PREMIUM--If the Insured is disabled before age 65, we will pay a specified monthly premium into the policy beginning with the monthly anniversary day following the commencement of total disability. We will pay the specified monthly premiums after the beginning of and during the continuance of such disability. The charges for this rider may vary by age, sex and underwriting class and increases each year with attained age. The charge is taken as a monthly deduction from the Policy.

   - GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on issue age, sex, smoking status, underwriting class, Specified Amount and death benefit option. If the Specified Amount is increased, an additional premium, based on attained age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

   - GUARANTEED INSURABILITY RIDER--allows the policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on age at issue and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

   - SPOUSE TERM RIDER--provides term insurance coverage on the spouse of the insured up to age 95, subject to the terms of the rider.

   - SUPPLEMENTAL COVERAGE RIDER--allows the policyowner to purchase supplemental coverage, increasing the Death Benefit under the Policy. The Specified Amount of supplemental coverage will be added to the Specified Amount of the Policy to determine the Death Benefit, the net amount at risk and the Cost of Insurance of the Policy. There is a monthly charge for the cost of insurance provided by the rider. There is also an acquisition expense charge in the first 2 years, guaranteed not to exceed 2% of the Load Basis Amount per month in year 1 and 1% of the Load Basis Amount per month in year 2. The Load Basis Amount is an amount of $1,000 of supplemental coverage, which varies by issue age, sex and smoking status of the Insured. There is also a unit expense charge, guaranteed not to exceed $0.01 per $1,000 of supplemental coverage per month. The rider Specified Amount may be decreased at any time after the first Policy Year, but may not be decreased below the rider Minimum Specified Amount. Charges are deducted monthly from the Policy's Accumulation Value. The Additional Coverage

     Rider is not available to policyowners who elect the Supplemental Coverage Rider. Under certain circumstances, the Policy can be combined with the Supplemental Coverage Rider to result in a combined Death Benefit equal to the same Death Benefit that could be acquired under the Policy without the Rider. Combining the Policy and the Supplemental Coverage Rider will result in current charges that are less than for all base coverage under the Policy. However, the guaranteed maximum contract charges do not apply to the Rider. Therefore, adding the Rider will result in guaranteed maximum charges that are higher than for base coverage under the Policy without the Rider. This Rider is not available to Policy owners who elect the Additional Coverage Rider. This Rider will terminate at the Insured's Attained Age 100.

   Rider features and availability will vary by state.


   Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in Your Policy.

   DEATH BENEFIT

   The Death Benefit under the Policy will be paid in a lump sum unless you or the beneficiary have elected that they be paid under one or more of the available Settlement Options.

   Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the Death of the Insured, unless you have made an irrevocable election.

   All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

   If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

   (See "Right to Defer Payment" and "Policy Settlement")

   POLICY SETTLEMENT

   We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options available under the Policy upon the death of the Insured or upon Surrender.

   A written request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Home Office. If you have not elected a Settlement Option when the Death Benefit becomes payable to the beneficiary, that beneficiary may make the election.

-  SETTLEMENT OPTIONS

   The following Settlement Options are available under the Policy:

   OPTION A--INSTALLMENTS OF A SPECIFIED AMOUNT. Payments of an agreed amount to be made monthly until the proceeds and interest are exhausted.

   OPTION B--INSTALLMENTS FOR A SPECIFIED PERIOD. Payments to be made monthly for an agreed number of years.

   OPTION C--LIFE INCOME. Payments to be made each month for the lifetime of the payee. We guarantee that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.

   OPTION D--INTEREST. We will pay interest on the proceeds we hold, calculated at the compound rate of 3% per year. We will make interest payments at 12, 6, 3 or 1 month intervals.

   OPTION E--INTEREST: RETAINED ASSET ACCOUNT (PERFORMANCE PLUS ACCOUNT). We will pay interest on the proceeds we hold, based on the floating 13-week U.S. Treasury Bill rate fixed quarterly. The payee can write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum of $250.

   The interest rate for Options A, B and D will not be less than 3% per year. The interest rate for Option C will not be less than 2.5% per year. The interest rate for Option E will not be less than 2% per year.

   Unless otherwise stated in the election of any option, the payee of the policy benefits shall have the right to receive the withdrawal value under that option. For Options A, D and E, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. We will calculate this withdrawal value on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of any remaining guaranteed payments. If the payee is alive at the end of the guarantee period, we will resume the payment on that date. The payment will then continue for the lifetime of the payee.

   If the payee of policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

   At least $25,000 of Policy proceeds must be applied to each settlement option chosen. We reserve the right to change payment intervals to increase payments to $250 each.

   CALCULATION OF SETTLEMENT OPTION VALUES

   The value of the Settlement Options will be calculated as set forth in the Policy.

   THE COMPANY

   Jefferson Pilot Financial Insurance Company ("JP Financial" or "the Company") is a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America. In April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The Company redomesticated to Nebraska in December of 2000. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company effective May 1, 1998. JP Financial's home office and service center are located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

   We are licensed to do life insurance business in forty-nine states of the United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam and the Commonwealth of the Northern Mariana Islands.


   At December 31, 2001 the Company and its subsidiaries had total assets of approximately $15.9 billion and had $173.8 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $29.9 billion.


   We write individual life insurance and annuities. It is subject to Nebraska law governing insurance.

   We are currently rated AAA (Exceptionally Strong) by Fitch IBCA, AAA (Exceptionally Strong) by Standard & Poor's Corporation and A++ (Superior) by a.m. Best and Company. These ratings do not apply to JPF Separate Account A, but reflect the opinion of the rating companies as to our relative financial strength and ability to meet its contractual obligations to its policyowners.

   DIRECTORS AND OFFICERS

                           MANAGEMENT OF JP FINANCIAL
                Executive Officers and Directors of JP Financial

                                    DIRECTORS

                                       PRINCIPAL OCCUPATION AND
NAME                                   BUSINESS ADDRESS
---------------------------------------------------------------------------------------------------
Robert D. Bates                        Executive Vice President
                                       8801 Indian Hills Drive
                                       Omaha, Nebraska 68114
Dennis R. Glass                        Executive Vice President
                                       (also serves as Executive Vice President, Chief Financial
                                       Officer of Jefferson-Pilot Corporation and Jefferson-Pilot
                                       Life Insurance Company)
                                       100 North Greene Street
                                       Greensboro, North Carolina 27401
Kenneth C. Mlekush                     President
                                       (also serves as Executive Vice President of Jefferson-Pilot
                                       Life Insurance Company)
                                       100 North Greene Street
                                       Greensboro, North Carolina 27401
Hoyt J. Phillips                       Senior Vice President
                                       (also serves as Senior Vice President of Jefferson-Pilot
                                       Life Insurance Company)
                                       100 North Greene Street
                                       Greensboro, North Carolina 27401
David A. Stonecipher                   Chairman and Chief Executive Officer
                                       (also serves as President and Chief Executive Officer of
                                       Jefferson-Pilot Life Insurance Company)
                                       100 North Greene Street
                                       Greensboro, North Carolina 27401

                    EXECUTIVE OFFICERS (OTHER THAN DIRECTORS)


NAME                                   POSITION
----                                   --------
Charles C. Cornelio                    Executive Vice President
John D. Hopkins                        Executive Vice President, General Counsel
John C. Ingram                         Executive Vice President
Mark E. Konen                          Executive Vice President
Theresa M. Stone                       Executive Vice President, Chief Financial Officer
Reggie D. Adamson                      Senior Vice President
Ronald R. Angarella                    Senior Vice President
Sandra K. Callahan                     Senior Vice President
Leonard A. Cavallaro                   Senior Vice President
Michael C. Denton                      Senior Vice President
Phillip Elam II                        Senior Vice President
Donald M. Kane                         Senior Vice President
Frank G. Mahoney                       Senior Vice President
Paul D. Ochsner                        Senior Vice President

                                       29

NAME                                   POSITION
----                                   --------
Bruce G. Parker, Jr.                   Senior Vice President
Hal B. Phillips, Jr.                   Senior Vice President
Robert W. Powell                       Senior Vice President
William L. Seawell II                  Senior Vice President
Richard T. Stange                      Senior Vice President, Deputy General Counsel
James R. Abernathy                     Vice President
Thomas L. Bass, Jr.                    Vice President
Rick L. Bender                         Vice President
Jennifer K. Bowen                      Vice President
Anna A. Brooks                         Vice President
H. Lusby Brown                         Vice President
Michael Burns                          Vice President
Margaret O. Cain                       Vice President
James R. Castle                        Vice President
Michael A. Cataldo                     Vice President
Thomas R. Charest                      Vice President
Wendalyn J. Chase                      Vice President
Dean F. Chatlain                       Vice President
Rebecca M. Clark                       Vice President
Jeffrey D. Coutts                      Vice President
Daniel T. Cowperthwaite                Vice President
Patricia B. Creedon                    Vice President
Bradford Crockett                      Vice President
Robert Culver                          Vice President
Charles D. Cunningham, Jr.             Vice President
Gary E. Dace                           Vice President
Nicholas E. Dayan                      Vice President
Jerry D. Driver, Jr.                   Vice President
Kenneth S. Dwyer                       Vice President
Henry C. Edmiston, Jr.                 Vice President
Ronald H. Emery                        Vice President
Thomas C. Eusebio                      Vice President
Randal J. Freitag                      Vice President
William W. Hanby                       Vice President
Gregg A. Hansen                        Vice President
Susan K. Harpster                      Vice President
Carol. R. Hardiman                     Vice President
James A. Hoffman, II                   Vice President
Linda U. Hoitt                         Vice President
Clyde Honaker, Jr.                     Vice President
Vernon A. Horne                        Vice President
C. Lindsay Ingram                      Vice President
Chris J. Jakubson                      Vice President
Richard A. Kapanka                     Vice President
John L. Knowles, Jr.                   Vice President
Patrick A. Lang                        Vice President
Shari J. Lease                         Vice President
Valerie W. Loftin                      Vice President
James. E. MacDonald, Jr.               Vice President

                                       30

NAME                                   POSITION
----                                   --------
Steven R. McManis                      Vice President
Robert T. Martin                       Vice President
Paul E. Malm                           Vice President
Marvin L. Maynard                      Vice President
Donna L. Metcalf                       Vice President
Fred O. Meuschke                       Vice President
W. Hardee Mills, Jr.                   Vice President
Thomas E. Murphy, Jr. M.D.             Vice President
Hector C. Newton III                   Vice President
Lisa H. O'Day                          Vice President
Robert A. Peters                       Vice President
Robert A. Reed                         Vice President, Secretary
Ronald W. Reed                         Vice President
Anthony R. Riccio                      Vice President
Robert C. Risk                         Vice President
Reginald J. Roberson                   Vice President
Frank E. Robinson, M.D.                Vice President
Daniel W. Rood                         Vice President
James M. Sandelli                      Vice President
Robert E. Scheppegrell                 Vice President
Susan C. Schoenfeld                    Vice President
Julianne H. Sherrets                   Vice President
Russell C. Simpson                     Vice President and Treasurer
Steven A. Stanley                      Vice President
Francis A. Sutherland, Jr.             Vice President
Cynthia K. Swank                       Vice President
John A. Thomas                         Vice President
Cynthia A. Thramer                     Vice President
John S. Valickus                       Vice President
John C. Wayland                        Vice President
John A. Weston                         Vice President
Robert H. Whalen                       Vice President



   The officers and employees of JP Financial who have access to the assets of Separate Account A are covered by a fidelity bond issued by American International Group in the amount of $6,000,000.


   ADDITIONAL INFORMATION

-  REPORTS TO POLICYOWNERS

   We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

   1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

   2. A statement of all premiums paid and all charges incurred;

   3. The balance of outstanding Policy Loans for the previous calendar year;

   4. Any reports required by the 1940 Act.

   Securities and Exchange Commission rules permit us to mail a single prospectus, annual and semiannual report to each household. If you prefer to receive Separate Mailing for each member of your household, you may notify us by calling 1-800-258-3648 x 7719.

   We will promptly mail confirmation notices at the time of the following transactions:

   1. policy issue;

   2. receipt of premium payments;

   3. initial allocation among Divisions on the Allocation Date;

   4. transfers among Divisions;

   5. change of premium allocation;

   6. change between Death Benefit Options;

   7. increases or decreases in Specified Amount;

   8. withdrawals, surrenders or loans;

   9. receipt of loan repayments;

   10. reinstatements; and

   11. redemptions due to insufficient funds.

-  RIGHT TO INSTRUCT VOTING OF FUND SHARES

   In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Fund will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

   We will cast the votes at meetings of the shareholders of the Fund and our votes will be based on instructions received from Policyowners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Fund in our right, we may elect to do so.

   We will vote Fund shares for which we do not receive timely instructions and Fund shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Fund through the Separate Account.

-  DISREGARD OF VOTING INSTRUCTIONS

   When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.

   We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a fund would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

-  STATE REGULATION

   Jefferson Pilot Financial Insurance Company is governed under the laws of the State of Nebraska. An annual statement is filed with the Nebraska Insurance Commission on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their accuracy and a full examination of the Company's operations is conducted by the Commissioner at least every five years.

   In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies to the laws of the state of domicile in determining permissible investments.

   The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in endorsements to the Policy.

-  LEGAL MATTERS

   We know of no pending material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel. The law firm of Jorden Burt Boros Cicchetti Berenson & Johnson, 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serves as our Special Counsel with regard to the federal securities laws.

-  THE REGISTRATION STATEMENT

   We have filed a Registration Statement under the Securities Act of 1933 relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to SEC rules and regulations. You should refer to the instrument as filed to obtain any omitted information.

-  FINANCIAL STATEMENTS

   Our financial statements which are included in the Prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account. Our most current audited financial statements are those as of the end of the most recent fiscal year.

-  EMPLOYMENT BENEFIT PLANS

   Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

-  DISTRIBUTION OF THE POLICY

   Jefferson Pilot Variable Corporation (JPVC), a North Carolina Corporation incorporated on January 13, 1970, will serve as principal underwriter of the securities offered under the Policy as defined by the federal securities laws. The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.


   We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 95% of first year target premium and 5% of first year excess premium, and 5% of target premium for the second through tenth Policy Years for both renewals and excess premium. Compensation arrangements vary among broker-dealers. Override payments, expense allowances and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation. Except as previously described in this prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.


-  INDEPENDENT AUDITORS


   The financial statements of the JPF Separate Account A of Jefferson Pilot Financial Insurance Company as of December 31, 2001, and for each of the three years in the period ended December 31, 2001, appearing in this Prospectus and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

   The audited consolidated financial statements of Jefferson Pilot Financial Insurance Company as of December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, appearing in this Prospectus and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


   GROUP OR SPONSORED ARRANGEMENTS

   Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

   We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

   We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP Financial policy or a policy of any JP Financial affiliate.

   The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

   TAX MATTERS

-  GENERAL

   Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

-  FEDERAL TAX STATUS OF THE COMPANY

   We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes. Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.

-  LIFE INSURANCE QUALIFICATION

   The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

   Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the death benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

   The Policy is intended to qualify as life insurance under the Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time the premium paid under the Policy exceeds the amount allowable for such qualification, we will refund the premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within such 60-day period, the excess premium will be held in a separate deposit fund and credited with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision will be the excess premiums. We may notify you of other options available to you to keep your policy in compliance. You may also choose to have the Policy become a modified endowment contract.

   A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

   Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed Policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.

   If the benefits under your Policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment unless you request a refund of the excess premium, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

   If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first) basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

   A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

   To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that accumulation value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contracts that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.


   We believe the Policy will continue to qualify as life insurance under the Code, however, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.


   The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

   Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

   Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

   If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies Us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser as to the tax implications of these matters.


   In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

   The Internal Revenue Service imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of IRS Notice 89-25.


   The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

   Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

   Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

   The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includible in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

   The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership.

   Counsel and other competent advisers should be consulted for more complete information.

-  CHARGES FOR JP FINANCIAL INCOME TAXES

   We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

   Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

   MISCELLANEOUS POLICY PROVISIONS

-  THE POLICY

   The Policy which you receive, the application you make when you purchase the Policy, any applications for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

   Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

   We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

-  PAYMENT OF BENEFITS

   All benefits are payable at our Home Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.

-  SUICIDE AND INCONTESTABILITY

   SUICIDE EXCLUSION--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal. If the Insured commits suicide within 2 years of the effective date of any Increase in Specified Amount, our only liability with regard to the Increase will be for the sum of the Monthly Deductions for such Increase in Specified Amount.

   INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement.

-  PROTECTION OF PROCEEDS

   To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

-  NONPARTICIPATION

   The Policy is not entitled to share in our divisible surplus. No dividends are payable.

-  CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

   Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Home Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your Written Request was signed.

   The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Home Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

-  MISSTATEMENTS

   If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

APPENDIX A

-  ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

   Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The tables on pages A-3 through A-13 illustrate a Policy issued to a male, age 45, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

   The amount of the accumulation value exceeds the Cash Value during the first nine policy years due to the surrender charge. For policy years ten and after, the Accumulation Value and Cash Value are equal, since the surrender charge has been reduced to zero.

   The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted, and that the mortality and expense risk charge and Premium Load are charged at current rates. The current cost of insurance rates are based on the sex, issue age, policy year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table, and upon the maximum mortality and expense risk charges and premium load provided in the Policy, as described below. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $100,000. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period on a current and guaranteed basis, respectively. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I, Option II or Option III death benefits are illustrated.

   The amounts shown for the death benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the dividends of Separate Account A is lower than the gross return on the assets in the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the divisions of Separate Account A.


   The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .68% of the aggregate arithmetic average daily net assets of the Portfolios, plus a charge of .30% of the aggregate arithmetic average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2001. The .68% investment advisory fee is an average of the individual investment advisory fees of the thirty-two Portfolios. The .30% expense figure is an average of the annual expenses of the Jefferson Pilot Variable Fund Portfolios, the American Century VP Portfolios, the Ayco Growth Fund, the Templeton Foreign Securities Fund, the Fidelity VIP and VIP II Portfolios, the MFS Portfolios the PIMCO Total Return Bond Portfolio, the ProFunds, the Scudder VIT Portfolio, the T. Rowe Price Mid-Cap Growth Portfolio and the Vanguard Portfolios. Expenses for the unaffiliated portfolios were provided by the investment managers for these portfolios and JP Financial has not independently verified such information. The policy values also take into account a daily charge to each division of Separate Account A for assuming mortality and expense risks which is equivalent to a charge at an annual rate of 0.60% (0.85% guaranteed) of the average daily net assets of the divisions of Separate Account A in Policy Years 1 through 25 and 0.10%

   (0.60% guaranteed) thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.58%, 4.42% and 10.42%, respectively, on a current basis, and -1.83%, 4.17% and 10.17% on a guaranteed basis.


   The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% state premium tax charge, the 1.25% federal DAC tax charge and the Premium Load, which is 3% in Policy Years 1 through 10 only on a current basis and 3% in all years on a guaranteed basis. It also reflects deduction of the Monthly Deduction and addition of the Monthly Accumulation Value Adjustment. As part of the Monthly Deduction, the Monthly Acquisition Charge of 2% of the Load Basis Amount is per month in Policy Years 1 and 1% of the Load Basis Amount per month in Policy Year 2 has been deducted. The Load Basis Amount varies by Sex, Issue Age and rating class of the Insured.

   The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account A since JP Financial is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and death benefits illustrated.

   The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the policyowner varied the amount or frequency of premium payments. The tables also assume that the policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

   Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and rating class, the face amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee of up to $25 for such illustrations.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION: I                         ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                            RATE OF RETURN(1): (CURRENT)           12%              (10.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)        12%              (10.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        --------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      -----------
    1             2,100                 1,246               0       100,000               1,079               0       100,000
    2             4,305                 2,794           1,303       100,000               2,424             933       100,000
    3             6,620                 4,675           3,184       100,000               4,061           2,570       100,000
    4             9,051                 6,746           5,255       100,000               5,833           4,342       100,000
    5            11,604                 9,029           7,538       100,000               7,750           6,259       100,000
    6            14,284                11,554          10,361       100,000               9,827           8,634       100,000
    7            17,098                14,344          13,450       100,000              12,077          11,183       100,000
    8            20,053                17,425          16,829       100,000              14,512          13,916       100,000
    9            23,156                20,834          20,539       100,000              17,151          16,853       100,000
   10            26,414                24,597          24,597       100,000              20,010          20,010       100,000
   11            29,834                28,815          28,815       100,000              23,116          23,116       100,000
   12            33,426                33,483          33,483       100,000              26,495          26,495       100,000
   13            37,197                38,654          38,654       100,000              30,183          30,183       100,000
   14            41,157                44,390          44,390       100,000              34,235          34,235       100,000
   15            45,315                50,758          50,758       100,000              38,697          38,697       100,000
   16            49,681                57,799          57,799       100,000              43,625          43,625       100,000
   17            54,265                65,643          65,643       100,000              49,080          49,080       100,000
   18            59,078                74,386          74,386       100,000              55,137          55,137       100,000
   19            64,132                84,139          84,139       104,333(4)           61,883          61,883       100,000
   20            69,439                94,950          94,950       115,839(4)           69,429          69,429       100,000
   25           100,227               168,813         168,813       195,823(4)          122,306         122,306       141,875(4)
   30           139,522               294,384         294,384       314,991(4)          209,437         209,437       224,098(4)
   35           189,673               505,486         505,486       530,761(4)          352,817         352,817       370,098(4)
   40           253,680               855,501         855,501       898,276(4)          580,356         580,356       609,374(4)
   45           335,370             1,429,892       1,429,892     1,501,386(4)          931,381         931,381       977,950(4)
   50           439,631             2,389,119       2,389,119     2,413,011(4)        1,501,692       1,501,692     1,516,709(4)


----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.67% on the current basis and 10.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF
TIME.

DEATH BENEFIT OPTION: I                         ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                      RATE OF RETURN(1): (CURRENT)           12%              (10.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)        12%              (10.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        --------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      -----------
    1             2,100                 1,246               0       100,000               1,079               0       100,000
    2             4,305                 2,794           1,303       100,000               2,424             933       100,000
    3             6,620                 4,675           3,184       100,000               4,061           2,570       100,000
    4             9,051                 6,746           5,255       100,000               5,833           4,342       100,000
    5            11,604                 9,029           7,538       100,000               7,750           6,259       100,000
    6            14,284                11,554          10,361       100,000               9,827           8,634       100,000
    7            17,098                14,344          13,450       100,000              12,077          11,183       100,000
    8            20,053                17,425          16,829       100,000              14,512          13,916       100,000
    9            23,156                20,834          20,536       100,000              17,151          16,853       100,000
   10            26,414                24,597          24,597       100,000              20,010          20,010       100,000
   11            29,834                28,815          28,815       100,000              23,116          23,116       100,000
   12            33,426                33,483          33,483       100,000              26,495          26,495       100,000
   13            37,197                38,654          38,654       100,000              30,183          30,183       100,000
   14            41,157                44,390          44,390       100,000              34,235          34,235       100,000
   15            45,315                50,758          50,758       100,000              38,697          38,697       100,000
   16            49,681                57,756          57,756       110,892(4)           43,625          43,625       100,000
   17            54,265                65,460          65,460       122,410(4)           49,080          49,080       100,000
   18            59,078                73,930          73,930       134,553(4)           55,137          55,137       100,349(4)
   19            64,132                83,242          83,242       148,171(4)           61,766          61,766       109,943(4)
   20            69,439                93,484          93,484       162,663(4)           68,928          68,928       119,935(4)
   25           100,227               162,095         162,095       251,248(4)          114,212         114,212       177,029(4)
   30           139,522               274,281         274,281       386,736(4)          180,243         180,243       254,143(4)
   35           189,673               452,291         452,291       587,978(4)          272,202         272,202       353,863(4)
   40           253,680               730,856         730,856       891,644(4)          397,081         397,081       484,439(4)
   45           335,370             1,161,668       1,161,668     1,347,534(4)          559,931         559,931       649,521(4)
   50           439,631             1,828,393       1,828,393     2,029,516(4)          777,267         777,267       862,766(4)


----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.67% on the current basis and 10.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                        ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                            RATE OF RETURN(1): (CURRENT)           12%              (10.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)        12%              (10.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,241               0       101,241               1,072               0       101,072
    2             4,305                 2,778           1,287       102,778               2,402             911       102,402
    3             6,620                 4,642           3,151       104,642               4,014           2,523       104,014
    4             9,051                 6,684           5,193       106,684               5,745           4,254       105,745
    5            11,604                 8,927           7,436       108,927               7,603           6,112       107,603
    6            14,284                11,397          10,204       111,397               9,597           8,404       109,597
    7            17,098                14,115          13,221       114,115              11,731          10,837       111,731
    8            20,053                17,103          16,507       117,103              14,012          13,416       114,012
    9            23,156                20,393          20,095       120,393              16,447          16,149       116,447
   10            26,414                24,005          24,005       124,005              19,038          19,038       119,038
   11            29,834                28,032          28,032       128,032              21,797          21,797       121,797
   12            33,426                32,453          32,453       132,453              24,731          24,731       124,731
   13            37,197                37,309          37,309       137,309              27,854          27,854       127,854
   14            41,157                42,648          42,648       142,648              31,184          31,184       131,184
   15            45,315                48,516          48,516       148,516              34,740          34,740       134,740
   16            49,681                54,886          54,886       154,886              38,534          38,534       138,534
   17            54,265                61,900          61,900       161,900              42,574          42,574       142,574
   18            59,078                69,604          69,604       169,604              46,866          46,866       146,866
   19            64,132                78,078          78,078       178,078              51,411          51,411       151,411
   20            69,439                87,409          87,409       187,409              56,215          56,215       156,215
   25           100,227               150,124         150,124       250,124              84,411          84,411       184,411
   30           139,522               253,829         253,829       353,829             120,216         120,216       220,216
   35           189,673               421,620         421,620       521,620             159,791         159,791       259,791
   40           253,680               693,116         693,116       793,116             196,410         196,410       296,410
   45           335,370             1,133,642       1,113,642     1,233,642             210,534         210,534       310,534
   50           439,631             1,852,179       1,852,179     1,952,179             170,406         170,406       270,406


----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.67% on the current basis and 10.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                        ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                      RATE OF RETURN(1): (CURRENT)           12%              (10.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)        12%              (10.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,241               0       101,241               1,072               0       101,072
    2             4,305                 2,778           1,287       102,778               2,402             911       102,402
    3             6,620                 4,642           3,151       104,642               4,014           2,523       104,014
    4             9,051                 6,684           5,193       106,684               5,745           4,254       105,745
    5            11,604                 8,927           7,436       108,927               7,603           6,112       107,603
    6            14,284                11,397          10,204       111,397               9,597           8,404       109,597
    7            17,098                14,115          13,221       114,115              11,731          10,837       111,731
    8            20,053                17,103          16,507       117,103              14,012          13,416       114,012
    9            23,156                20,393          20,095       120,393              16,447          16,149       116,447
   10            26,414                24,005          24,005       124,005              19,038          19,038       119,038
   11            29,834                28,032          28,032       128,032              21,797          21,797       121,797
   12            33,426                32,453          32,453       132,453              24,731          24,731       124,731
   13            37,197                37,309          37,309       137,309              27,854          27,854       127,854
   14            41,157                42,648          42,648       142,648              31,184          31,184       131,184
   15            45,315                48,516          48,516       148,516              34,740          34,740       134,740
   16            49,681                54,886          54,886       154,886              38,534          38,534       138,534
   17            54,265                61,900          61,900       161,900              42,574          42,574       142,574
   18            59,078                69,604          69,604       169,604              46,866          46,866       146,866
   19            64,132                78,078          78,078       178,078              51,411          51,411       151,411
   20            69,439                87,409          87,409       187,409              56,215          56,216       156,215
   25           100,227               150,124         150,124       250,124              84,411          84,411       184,411
   30           139,522               253,814         253,814       357,878             120,216         120,216       220,216
   35           189,673               419,431         419,431       545,260             159,791         159,791       259,791
   40           253,680               678,620         678,620       827,917             196,410         196,410       296,410
   45           335,370             1,079,483       1,079,483     1,252,201             210,534         210,534       310,534
   50           439,631             1,699,871       1,699,871     1,886,857             170,406         170,406       270,406


----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.67% on the current basis and 10.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                       ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                            RATE OF RETURN(1): (CURRENT)           12%              (10.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)        12%              (10.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,239               0       102,000               1,069               0       102,000
    2             4,305                 2,773           1,282       104,000               2,392             901       104,000
    3             6,620                 4,631           3,140       106,000               3,992           2,501       106,000
    4             9,051                 6,667           5,176       108,000               5,708           4,217       108,000
    5            11,604                 8,903           7,412       110,000               7,546           6,055       110,000
    6            14,284                11,367          10,174       112,000               9,516           8,323       112,000
    7            17,098                14,080          13,186       114,000              11,623          10,729       114,000
    8            20,053                17,066          16,470       116,000              13,874          13,278       116,000
    9            23,156                20,359          20,061       118,000              16,275          15,977       118,000
   10            26,414                23,981          23,981       120,000              18,833          18,833       120,000
   11            29,834                28,028          28,028       122,000              21,561          21,561       122,000
   12            33,426                32,485          32,485       124,000              24,470          24,470       124,000
   13            37,197                37,397          37,397       126,000              27,577          27,577       126,000
   14            41,157                42,822          42,822       128,000              30,908          30,908       128,000
   15            45,315                48,816          48,816       130,000              34,491          34,491       130,000
   16            49,681                55,380          55,380       132,000              38,347          38,347       132,000
   17            54,265                62,659          62,659       134,000              42,501          42,501       134,000
   18            59,078                70,726          70,726       136,000              46,979          46,979       136,000
   19            64,132                79,685          79,685       138,000              51,808          51,808       138,000
   20            69,439                89,653          89,653       140,000              57,027          57,027       140,000
   25           100,227               159,264         159,264       184,746(4)           91,188          91,188       150,000
   30           139,522               278,427         278,427       297,917(4)          151,242         151,242       161,829(4)
   35           189,673               478,751         478,751       502,689(4)          257,934         257,934       270,831(4)
   40           253,680               810,901         810,901       851,446(4)          427,319         427,319       448,685(4)
   45           335,370             1,355,983       1,355,983     1,423,782(4)          688,727         688,727       723,163(4)
   50           439,631             2,266,263       2,266,263     2,288,925(4)        1,113,398       1,113,398     1,124,532(4)


----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.67% on the current basis and 10.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                       ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                      RATE OF RETURN(1): (CURRENT)           12%              (10.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)        12%              (10.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------       --------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH          ACCUMULATION         CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,239               0       102,000               1,069               0       102,000
    2             4,305                 2,773           1,282       104,000               2,392             901       104,000
    3             6,620                 4,631           3,140       106,000               3,992           2,501       106,000
    4             9,051                 6,667           5,176       108,000               5,708           4,217       108,000
    5            11,604                 8,903           7,412       110,000               7,546           6,055       110,000
    6            14,284                11,367          10,174       112,000               9,516           8,323       112,000
    7            17,098                14,080          13,186       114,000              11,623          10,729       114,000
    8            20,053                17,066          16,470       116,000              13,874          13,278       116,000
    9            23,156                20,359          20,061       118,000              16,275          15,977       118,000
   10            26,414                23,981          23,981       120,000              18,833          18,833       120,000
   11            29,834                28,028          28,028       122,000              21,561          21,561       122,000
   12            33,426                32,485          32,485       124,000              24,470          24,470       124,000
   13            37,197                37,397          37,397       126,000              27,577          27,577       126,000
   14            41,157                42,822          42,822       128,000              30,908          30,908       128,000
   15            45,315                48,816          48,816       130,000              34,491          34,491       130,000
   16            49,681                55,380          55,380       132,000              38,347          38,347       132,000
   17            54,265                62,659          62,659       134,000              42,501          42,501       134,000
   18            59,078                70,726          70,726       136,000              46,979          46,979       136,000
   19            64,132                79,681          79,681       141,833(4)           51,808          51,808       138,000
   20            69,439                89,566          89,566       155,845(4)           57,027          57,027       140,000
   25           100,227               155,780         155,780       241,459(4)           91,188          91,188       150,000
   30           139,522               264,063         264,063       372,328(4)          145,730         145,730       205,479(4)
   35           189,673               435,885         435,885       566,651(4)          222,101         222,101       288,732(4)
   40           253,680               704,777         704,777       859,828(4)          325,911         325,911       397,611(4)
   45           335,370             1,120,636       1,120,636     1,299,938(4)          461,408         461,408       535,234(4)
   50           439,631             1,764,227       1,764,227     1,958,293(4)          642,295         642,295       712,947(4)


----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.67% on the current basis and 10.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                         ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                            RATE OF RETURN(1): (CURRENT)            6%              (4.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         6%              (4.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,158               0       100,000                 996               0       100,000
    2             4,305                 2,534           1,043       100,000               2,185             694       100,000
    3             6,620                 4,138           2,647       100,000               3,573           2,082       100,000
    4             9,051                 5,804           4,313       100,000               4,986           3,495       100,000
    5            11,604                 7,539           6,048       100,000               6,421           4,930       100,000
    6            14,284                 9,352           8,159       100,000               7,879           6,686       100,000
    7            17,098                11,243          10,349       100,000               9,352           8,459       100,000
    8            20,053                13,215          12,619       100,000              10,838          10,242       100,000
    9            23,156                15,274          14,976       100,000              12,330          12,032       100,000
   10            26,414                17,416          17,416       100,000              13,822          13,822       100,000
   11            29,834                19,703          19,703       100,000              15,313          15,313       100,000
   12            33,426                22,078          22,078       100,000              16,796          16,796       100,000
   13            37,197                24,537          24,537       100,000              18,273          18,273       100,000
   14            41,157                27,086          27,086       100,000              19,739          19,739       100,000
   15            45,315                29,733          29,733       100,000              21,191          21,191       100,000
   16            49,681                32,435          32,435       100,000              22,620          22,620       100,000
   17            54,265                35,258          35,258       100,000              24,018          24,018       100,000
   18            59,078                38,199          38,199       100,000              25,372          25,372       100,000
   19            64,132                41,270          41,270       100,000              26,666          26,666       100,000
   20            69,439                44,485          44,485       100,000              27,888          27,888       100,000
   25           100,227                63,017          63,017       100,000              32,462          32,462       100,000
   30           139,522                88,439          88,439       100,000              32,319          32,319       100,000
   35           189,673               122,409         122,409       128,529(4)           17,884          17,884       100,000
   40           253,680               164,911         164,911       173,156(4)                0               0             0
   45           335,370               217,183         217,183       228,042(4)                0               0             0
   50           439,631               283,674         283,674       286,511(4)                0               0             0


----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.67% on the current basis and 4.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                         ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                      RATE OF RETURN(1): (CURRENT)            6%              (4.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         6%              (4.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED         -----------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,158               0       100,000                 996               0       100,000
    2             4,305                 2,534           1,043       100,000               2,185             694       100,000
    3             6,620                 4,138           2,647       100,000               3,573           2,082       100,000
    4             9,051                 5,804           4,313       100,000               4,986           3,495       100,000
    5            11,604                 7,539           6,048       100,000               6,421           4,930       100,000
    6            14,284                 9,352           8,159       100,000               7,879           6,686       100,000
    7            17,098                11,243          10,349       100,000               9,352           8,459       100,000
    8            20,053                13,215          12,619       100,000              10,838          10,242       100,000
    9            23,156                15,274          14,976       100,000              12,330          12,032       100,000
   10            26,414                17,416          17,416       100,000              13,822          13,822       100,000
   11            29,834                19,703          19,703       100,000              15,313          15,313       100,000
   12            33,426                22,078          22,078       100,000              16,796          16,796       100,000
   13            37,197                24,537          24,537       100,000              18,273          18,273       100,000
   14            41,157                27,086          27,086       100,000              19,739          19,739       100,000
   15            45,315                29,733          29,733       100,000              21,191          21,191       100,000
   16            49,681                32,435          32,435       100,000              22,620          22,620       100,000
   17            54,265                35,258          35,258       100,000              24,018          24,018       100,000
   18            59,078                38,199          38,199       100,000              25,372          25,372       100,000
   19            64,132                41,270          41,270       100,000              26,666          26,666       100,000
   20            69,439                44,485          44,485       100,000              27,888          27,888       100,000
   25           100,227                63,017          63,017       100,000              32,462          32,462       100,000
   30           139,522                87,279          87,279       123,064(4)           32,319          32,319       100,000
   35           189,673               116,135         116,135       150,976(4)           17,884          17,884       100,000
   40           253,680               149,770         149,770       182,720(4)                0               0             0
   45           335,370               188,347         188,347       218,482(4)                0               0             0
   50           439,631               232,929         232,929       258,551(4)                0               0             0


----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.67% on the current basis and 4.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                        ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                            RATE OF RETURN(1): (CURRENT)            6%              (4.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         6%              (4.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,154               0       101,154                 989               0       100,989
    2             4,305                 2,521           1,030       102,521               2,165             674       102,165
    3             6,620                 4,108           2,617       104,108               3,532           2,041       103,532
    4             9,051                 5,752           4,261       105,752               4,912           3,421       104,912
    5            11,604                 7,456           5,965       107,456               6,302           4,811       106,302
    6            14,284                 9,230           8,037       109,230               7,699           6,506       107,699
    7            17,098                11,071          10,177       111,071               9,094           8,200       109,094
    8            20,053                12,983          12,387       112,983              10,479           9,883       110,479
    9            23,156                14,969          14,671       114,969              11,844          11,546       111,844
   10            26,414                17,023          17,023       117,023              13,179          13,179       113,179
   11            29,834                19,203          19,203       119,203              14,476          14,476       114,476
   12            33,426                21,449          21,449       121,449              15,725          15,725       115,725
   13            37,197                23,751          23,751       123,751              16,920          16,920       116,920
   14            41,157                26,111          26,111       156,111              18,052          18,052       118,052
   15            45,315                28,528          28,528       128,528              19,108          19,108       119,108
   16            49,681                30,930          30,930       130,930              20,073          20,073       120,073
   17            54,265                33,403          33,403       133,403              20,926          20,926       120,926
   18            59,078                35,926          35,926       135,926              21,644          21,644       121,644
   19            64,132                38,508          38,508       138,508              22,197          22,197       122,197
   20            69,439                41,155          41,155       141,155              22,557          22,557       122,557
   25           100,227                55,083          55,083       155,083              20,451          20,451       120,451
   30           139,522                70,431          70,431       170,431               7,966           7,966       107,966
   35           189,673                83,709          83,709       183,709                   0               0             0
   40           253,680                90,366          90,366       190,366                   0               0             0
   45           335,370                82,929          82,929       182,929                   0               0             0
   50           439,631                50,237          50,237       150,237                   0               0             0


----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.67% on the current basis and 4.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                        ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                      RATE OF RETURN(1): (CURRENT)            6%              (4.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         6%              (4.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,154               0       101,154                 989               0       100,989
    2             4,305                 2,521           1,030       102,521               2,165             674       102,165
    3             6,620                 4,108           2,617       104,108               3,532           2,041       103,532
    4             9,051                 5,752           4,261       105,752               4,912           3,421       104,912
    5            11,604                 7,456           5,965       107,456               6,302           4,811       106,302
    6            14,284                 9,230           8,037       109,230               7,699           6,506       107,699
    7            17,098                11,071          10,177       111,071               9,094           8,200       109,094
    8            20,053                12,983          12,387       112,983              10,479           9,883       110,479
    9            23,156                14,969          14,671       114,969              11,844          11,546       111,844
   10            26,414                17,023          17,023       117,023              13,179          13,179       113,179
   11            29,834                19,203          19,203       119,203              14,476          14,476       114,476
   12            33,426                21,449          21,449       121,449              15,725          15,725       115,725
   13            37,197                23,751          23,751       123,751              16,920          16,920       116,920
   14            41,157                26,111          26,111       156,111              18,052          18,052       118,052
   15            45,315                28,528          28,528       128,528              19,108          19,108       119,108
   16            49,681                30,930          30,930       130,930              20,073          20,073       120,073
   17            54,265                33,403          33,403       133,403              20,926          20,926       120,926
   18            59,078                35,926          35,926       135,926              21,644          21,644       121,644
   19            64,132                38,508          38,508       138,508              22,197          22,197       122,197
   20            69,439                41,155          41,155       141,155              22,557          22,557       122,557
   25           100,227                55,083          55,083       155,083              20,451          20,451       120,451
   30           139,522                70,431          70,431       170,431               7,966           7,966       107,966
   35           189,673                83,709          83,709       183,709                   0               0             0
   40           253,680                90,366          90,366       190,366                   0               0             0
   45           335,370                82,929          82,929       182,929                   0               0             0
   50           439,631                50,237          50,237       150,237                   0               0             0


----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.67% on the current basis and 4.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                       ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                            RATE OF RETURN(1): (CURRENT)            6%              (4.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         6%              (4.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION        CASH           DEATH          ACCUMULATION         CASH          DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,152               0       102,000                 987               0       102,000
    2             4,305                 2,515           1,024       104,000               2,155             664       104,000
    3             6,620                 4,096           2,605       106,000               3,509           2,018       106,000
    4             9,051                 5,732           4,241       108,000               4,872           3,381       108,000
    5            11,604                 7,426           5,935       110,000               6,238           4,747       110,000
    6            14,284                 9,187           7,994       112,000               7,604           6,411       112,000
    7            17,098                11,015          10,121       114,000               8,959           8,065       114,000
    8            20,053                12,912          12,316       116,000              10,294           9,698       116,000
    9            23,156                14,882          14,584       118,000              11,597          11,299       118,000
   10            26,414                16,918          16,918       120,000              12,855          12,855       120,000
   11            29,834                19,080          19,080       122,000              14,057          14,057       122,000
   12            33,426                21,306          21,306       124,000              15,190          15,190       124,000
   13            37,197                23,587          23,587       126,000              16,243          16,243       126,000
   14            41,157                25,927          25,927       128,000              17,202          17,202       128,000
   15            45,315                28,324          28,324       130,000              18,050          18,050       130,000
   16            49,681                30,704          30,704       132,000              18,762          18,762       132,000
   17            54,265                33,157          33,157       134,000              19,309          19,309       134,000
   18            59,078                35,663          35,663       136,000              19,652          19,652       136,000
   19            64,132                38,230          38,230       138,000              19,747          19,747       138,000
   20            69,439                40,869          40,869       140,000              19,542          19,542       140,000
   25           100,227                54,907          54,907       150,000              11,873          11,873       150,000
   30           139,522                71,021          71,021       160,000                   0               0             0
   35           189,673                86,803          86,803       170,000                   0               0             0
   40           253,680                99,301          99,301       180,000                   0               0             0
   45           335,370               101,540         101,540       190,000                   0               0             0
   50           439,631                71,220          71,220       200,000                   0               0             0


----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.67% on the current basis and 4.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                       ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                      RATE OF RETURN(1): (CURRENT)            6%              (4.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         6%              (4.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,152               0       102,000                 987               0       102,000
    2             4,305                 2,515           1,024       104,000               2,155             664       104,000
    3             6,620                 4,096           2,605       106,000               3,509           2,018       106,000
    4             9,051                 5,732           4,241       108,000               4,872           3,381       108,000
    5            11,604                 7,426           5,935       110,000               6,238           4,747       110,000
    6            14,284                 9,187           7,994       112,000               7,604           6,411       112,000
    7            17,098                11,015          10,121       114,000               8,959           8,065       114,000
    8            20,053                12,912          12,316       116,000              10,294           9,698       116,000
    9            23,156                14,882          14,584       118,000              11,597          11,299       118,000
   10            26,414                16,918          16,918       120,000              12,855          12,855       120,000
   11            29,834                19,080          19,080       122,000              14,057          14,057       122,000
   12            33,426                21,306          21,306       124,000              15,190          15,190       124,000
   13            37,197                23,587          23,587       126,000              16,243          16,243       126,000
   14            41,157                25,927          25,927       128,000              17,202          17,202       128,000
   15            45,315                28,324          28,324       130,000              18,050          18,050       130,000
   16            49,681                30,704          30,704       132,000              18,762          18,762       132,000
   17            54,265                33,157          33,157       134,000              19,309          19,309       134,000
   18            59,078                35,663          35,663       136,000              19,652          19,652       136,000
   19            64,132                38,230          38,230       138,000              19,747          19,747       138,000
   20            69,439                40,869          40,869       140,000              19,542          19,542       140,000
   25           100,227                54,907          54,907       150,000              11,873          11,873       150,000
   30           139,522                71,021          71,021       160,000                   0               0             0
   35           189,673                86,803          86,803       170,000                   0               0             0
   40           253,680                99,301          99,301       180,000                   0               0             0
   45           335,370               101,540         101,540       190,000                   0               0             0
   50           439,631                71,220          71,220       200,000                   0               0             0


----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.67% on the current basis and 4.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                         ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                            RATE OF RETURN(1): (CURRENT)            0%              (-1.58% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         0%              (-1.83% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,071               0       100,000                 914               0       100,000
    2             4,305                 2,286             795       100,000               1,957             466       100,000
    3             6,620                 3,643           2,152       100,000               3,125           1,634       100,000
    4             9,051                 4,970           3,479       100,000               4,238           2,747       100,000
    5            11,604                 6,269           4,778       100,000               5,293           3,802       100,000
    6            14,284                 7,546           6,353       100,000               6,289           5,096       100,000
    7            17,098                 8,799           7,905       100,000               7,218           6,324       100,000
    8            20,053                10,028           9,432       100,000               8,078           7,482       100,000
    9            23,156                11,233          10,935       100,000               8,860           8,562       100,000
   10            26,414                12,407          12,407       100,000               9,558           9,558       100,000
   11            29,834                13,603          13,603       100,000              10,169          10,169       100,000
   12            33,426                14,762          14,762       100,000              10,688          10,688       100,000
   13            37,197                15,871          15,871       100,000              11,111          11,111       100,000
   14            41,157                16,935          16,935       100,000              11,435          11,435       100,000
   15            45,315                17,950          17,950       100,000              11,653          11,653       100,000
   16            49,681                18,852          18,852       100,000              11,755          11,755       100,000
   17            54,265                19,712          19,712       100,000              11,728          11,728       100,000
   18            59,078                20,512          20,512       100,000              11,554          11,554       100,000
   19            64,132                21,258          21,258       100,000              11,214          11,214       100,000
   20            69,439                21,954          21,954       100,000              10,686          10,686       100,000
   25           100,227                24,446          24,446       100,000               4,460           4,460       100,000
   30           139,522                25,303          25,303       100,000                   0               0             0
   35           189,673                21,870          21,870       100,000                   0               0             0
   40           253,680                10,175          10,175       100,000                   0               0             0
   45           335,370                     0               0             0                   0               0             0
   50           439,631                     0               0             0                   0               0             0


----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.33% on the current basis and -1.58% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                         ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                      RATE OF RETURN(1): (CURRENT)            0%              (-1.58% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         0%              (-1.83% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,071               0       100,000                 914               0       100,000
    2             4,305                 2,286             795       100,000               1,957             466       100,000
    3             6,620                 3,643           2,152       100,000               3,125           1,634       100,000
    4             9,051                 4,970           3,479       100,000               4,238           2,747       100,000
    5            11,604                 6,269           4,778       100,000               5,293           3,802       100,000
    6            14,284                 7,546           6,353       100,000               6,289           5,096       100,000
    7            17,098                 8,799           7,905       100,000               7,218           6,324       100,000
    8            20,053                10,028           9,432       100,000               8,078           7,482       100,000
    9            23,156                11,233          10,935       100,000               8,860           8,562       100,000
   10            26,414                12,407          12,407       100,000               9,558           9,558       100,000
   11            29,834                13,603          13,603       100,000              10,169          10,169       100,000
   12            33,426                14,762          14,762       100,000              10,688          10,688       100,000
   13            37,197                15,871          15,871       100,000              11,111          11,111       100,000
   14            41,157                16,935          16,935       100,000              11,435          11,435       100,000
   15            45,315                17,950          17,950       100,000              11,653          11,653       100,000
   16            49,681                18,852          18,852       100,000              11,755          11,755       100,000
   17            54,265                19,712          19,712       100,000              11,728          11,728       100,000
   18            59,078                20,512          20,512       100,000              11,554          11,554       100,000
   19            64,132                21,258          21,258       100,000              11,214          11,214       100,000
   20            69,439                21,954          21,954       100,000              10,686          10,686       100,000
   25           100,227                24,446          24,446       100,000               4,460           4,460       100,000
   30           139,522                25,303          25,303       100,000                   0               0             0
   35           189,673                21,870          21,870       100,000                   0               0             0
   40           253,680                10,175          10,175       100,000                   0               0             0
   45           335,370                     0               0             0                   0               0             0
   50           439,631                     0               0             0                   0               0             0


----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.33% on the current basis and -1.58% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                        ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                            RATE OF RETURN(1): (CURRENT)            0%              (-1.58% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         0%              (-1.83% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,067               0       101,067                 908               0       100,908
    2             4,305                 2,274             783       102,274               1,939             448       101,939
    3             6,620                 3,617           2,126       103,617               3,089           1,598       103,089
    4             9,051                 4,926           3,435       104,926               4,177           2,686       104,199
    5            11,604                 6,202           4,711       106,202               5,198           3,707       105,198
    6            14,284                 7,452           6,259       107,452               6,150           4,957       106,150
    7            17,098                 8,572           7,778       108,672               7,027           6,133       107,027
    8            20,053                 9,862           9,266       109,862               7,821           7,225       107,821
    9            23,156                11,023          10,725       111,023               8,527           8,229       108,527
   10            26,414                12,147          12,147       112,147               9,135           9,135       109,135
   11            29,834                13,285          13,285       113,285               9,641           9,641       109,641
   12            33,426                14,377          14,377       114,377              10,039          10,039       110,039
   13            37,197                15,408          15,408       115,408              10,327          10,327       110,327
   14            41,157                16,382          16,382       116,382              10,499          10,499       110,499
   15            45,315                17,294          17,294       117,294              10,551          10,551       110,551
   16            49,681                18,065          18,065       118,065              10,469          10,469       110,469
   17            54,265                18,779          18,779       118,779              10,243          10,243       110,243
   18            59,078                19,417          19,417       119,417               9,855           9,855       109,855
   19            64,132                19,982          19,982       119,982               9,285           9,285       109,285
   20            69,439                20,481          20,481       120,481               8,515           8,515       108,515
   25           100,227                21,650          21,650       121,650               1,157           1,157       101,157
   30           139,522                20,315          20,315       120,315                   0               0             0
   35           189,673                13,535          13,535       113,535                   0               0             0
   40           253,680                     0               0             0                   0               0             0
   45           335,370                     0               0             0                   0               0             0
   50           439,631                     0               0             0                   0               0             0


----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.33% on the current basis and -1.58% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                        ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                      RATE OF RETURN(1): (CURRENT)            0%              (-1.58% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         0%              (-1.83% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,067               0       101,067                 908               0       100,908
    2             4,305                 2,274             783       102,274               1,939             448       101,939
    3             6,620                 3,617           2,126       103,617               3,089           1,598       103,089
    4             9,051                 4,926           3,435       104,926               4,177           2,686       104,199
    5            11,604                 6,202           4,711       106,202               5,198           3,707       105,198
    6            14,284                 7,452           6,259       107,452               6,150           4,957       106,150
    7            17,098                 8,572           7,778       108,672               7,027           6,133       107,027
    8            20,053                 9,862           9,266       109,862               7,821           7,225       107,821
    9            23,156                11,023          10,725       111,023               8,527           8,229       108,527
   10            26,414                12,147          12,147       112,147               9,135           9,135       109,135
   11            29,834                13,285          13,285       113,285               9,641           9,641       109,641
   12            33,426                14,377          14,377       114,377              10,039          10,039       110,039
   13            37,197                15,408          15,408       115,408              10,327          10,327       110,327
   14            41,157                16,382          16,382       116,382              10,499          10,499       110,499
   15            45,315                17,294          17,294       117,294              10,551          10,551       110,551
   16            49,681                18,065          18,065       118,065              10,469          10,469       110,469
   17            54,265                18,779          18,779       118,779              10,243          10,243       110,243
   18            59,078                19,417          19,417       119,417               9,855           9,855       109,855
   19            64,132                19,982          19,982       119,982               9,285           9,285       109,285
   20            69,439                20,481          20,481       120,481               8,515           8,515       108,515
   25           100,227                21,650          21,650       121,650               1,157           1,157       101,157
   30           139,522                20,315          20,315       120,315                   0               0             0
   35           189,673                13,535          13,535       113,535                   0               0             0
   40           253,680                     0               0             0                   0               0             0
   45           335,370                     0               0             0                   0               0             0
   50           439,631                     0               0             0                   0               0             0


----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.33% on the current basis and -1.58% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                       ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                          RATE OF RETURN(1):   (CURRENT)            0%              (-1.58% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         0%              (-1.83% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,065               0       102,000                 905               0       102,000
    2             4,305                 2,268             777       104,000               1,928             437       104,000
    3             6,620                 3,604           2,113       106,000               3,065           1,574       106,000
    4             9,051                 4,903           3,412       108,000               4,134           2,643       108,000
    5            11,604                 6,167           4,676       110,000               5,128           3,637       110,000
    6            14,284                 7,401           6,208       112,000               6,046           4,853       112,000
    7            17,098                 8,603           7,709       114,000               6,876           5,982       114,000
    8            20,053                 9,771           9,175       116,000               7,613           7,017       116,000
    9            23,156                10,908          10,610       118,000               8,243           7,945       118,000
   10            26,414                12,001          12,001       120,000               8,757           8,757       120,000
   11            29,834                13,104          13,104       122,000               9,144           9,144       122,000
   12            33,426                14,154          14,154       124,000               9,395           9,395       124,000
   13            37,197                15,135          15,135       126,000               9,502           9,502       126,000
   14            41,157                16,050          16,050       128,000               9,452           9,452       128,000
   15            45,315                16,891          16,891       130,000               9,234           9,234       130,000
   16            49,681                17,568          17,568       132,000               8,825           8,825       132,000
   17            54,265                18,172          18,172       134,000               8,201           8,201       134,000
   18            59,078                18,680          18,680       136,000               7,330           7,330       136,000
   19            64,132                19,093          19,093       138,000               6,171           6,171       138,000
   20            69,439                19,416          19,416       140,000               4,683           4,683       140,000
   25           100,227                19,154          19,154       150,000                   0               0             0
   30           139,522                14,544          14,544       160,000                   0               0             0
   35           189,673                     0               0             0                   0               0             0
   40           253,680                     0               0             0                   0               0             0
   45           335,370                     0               0             0                   0               0             0
   50           439,631                     0               0             0                   0               0             0


----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.33% on the current basis and -1.58% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                       ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                      RATE OF RETURN(1): (CURRENT)            0%              (-1.58% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         0%              (-1.83% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,065               0       102,000                 905               0       102,000
    2             4,305                 2,268             777       104,000               1,928             437       104,000
    3             6,620                 3,604           2,113       106,000               3,065           1,574       106,000
    4             9,051                 4,903           3,412       108,000               4,134           2,643       108,000
    5            11,604                 6,167           4,676       110,000               5,128           3,637       110,000
    6            14,284                 7,401           6,208       112,000               6,046           4,853       112,000
    7            17,098                 8,603           7,709       114,000               6,876           5,982       114,000
    8            20,053                 9,771           9,175       116,000               7,613           7,017       116,000
    9            23,156                10,908          10,610       118,000               8,243           7,945       118,000
   10            26,414                12,001          12,001       120,000               8,757           8,757       120,000
   11            29,834                13,104          13,104       122,000               9,144           9,144       122,000
   12            33,426                14,154          14,154       124,000               9,395           9,395       124,000
   13            37,197                15,135          15,135       126,000               9,502           9,502       126,000
   14            41,157                16,050          16,050       128,000               9,452           9,452       128,000
   15            45,315                16,891          16,891       130,000               9,234           9,234       130,000
   16            49,681                17,568          17,568       132,000               8,825           8,825       132,000
   17            54,265                18,172          18,172       134,000               8,201           8,201       134,000
   18            59,078                18,680          18,680       136,000               7,330           7,330       136,000
   19            64,132                19,093          19,093       138,000               6,171           6,171       138,000
   20            69,439                19,416          19,416       140,000               4,683           4,683       140,000
   25           100,227                19,154          19,154       150,000                   0               0             0
   30           139,522                14,544          14,544       160,000                   0               0             0
   35           189,673                     0               0             0                   0               0             0
   40           253,680                     0               0             0                   0               0             0
   45           335,370                     0               0             0                   0               0             0
   50           439,631                     0               0             0                   0               0             0


----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.33% on the current basis and -1.58% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

          JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2001 AND 2000 AND FOR THE THREE YEARS ENDED DECEMBER 31, 2001


CONTENTS

Report of Independent Auditors                                               F-1
Consolidated Balance Sheets                                                  F-2
Consolidated Statements of Income                                            F-4
Consolidated Statements of Stockholder's Equity                              F-5
Consolidated Statements of Cash Flows                                        F-6
Notes to Consolidated Financial Statements                                   F-7

                       THIS PAGE INTENTIONALLY LEFT BLANK

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Jefferson Pilot Financial Insurance Company and Subsidiaries

We have audited the accompanying consolidated balance sheets of Jefferson Pilot Financial Insurance Company (a wholly-owned subsidiary of Jefferson-Pilot Corporation) and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson Pilot Financial Insurance Company and subsidiaries at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the financial statements, in 2001 the Company changed its method of accounting for derivative financial instruments.


                                             /s/ Ernst & Young LLP


Greensboro, North Carolina
February 4, 2002

          JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                    (IN THOUSANDS, EXCEPT FOR SHARE AMOUNTS)


                                                                                                         DECEMBER 31,
                                                                                                ------------------------------
                                                                                                    2001               2000
                                                                                                -----------        -----------
ASSETS
Invested assets:
   Debt securities available-for-sale, at fair value (amortized cost
      2001-$7,690,285 and 2000-$7,908,166)                                                      $ 7,795,093        $ 7,895,890
   Debt securities held-to-maturity, at amortized cost (fair value
      2001-$1,458,334 and 2000-$1,546,741)                                                        1,433,827          1,538,991
   Equity securities available-for-sale, at fair value (cost 2001-$12,563
      and 2000-$17,163)                                                                              14,519             21,168
   Policy loans                                                                                     661,241            674,936
   Mortgage loans on real estate                                                                  1,200,040          1,168,188
   Real estate                                                                                       38,882             38,251
   Other investments                                                                                 19,835             11,900
                                                                                                -----------        -----------
Total investments                                                                                11,163,437         11,349,324

Cash and cash equivalents                                                                           154,699              4,244
Accrued investment income                                                                           154,276            160,080
Due from reinsurers                                                                               1,321,669          1,341,758
Deferred policy acquisition costs                                                                   560,285            469,637
Value of business acquired                                                                          659,634            739,575
Goodwill, net of accumulated amortization (2001-$38,648
   and 2000-$29,369)                                                                                269,952            279,017
Property and equipment, net of accumulated depreciation
   (2001-$29,580 and 2000-$36,890)                                                                   28,096             32,928
Assets held in separate accounts                                                                  1,546,760          1,603,235
Other assets                                                                                         92,398            165,020
                                                                                                -----------        -----------
                                                                                                $15,951,206        $16,144,818
                                                                                                ===========        ===========

See notes to consolidated financial statements.

                                                                                                         DECEMBER 31,
                                                                                                ------------------------------
                                                                                                   2001               2000
                                                                                                -----------        -----------
LIABILITIES
Policy liabilities:
   Policyholder contract deposits                                                               $10,039,459        $10,287,312
   Future policy benefits                                                                         1,217,947          1,289,323
   Policy and contract claims                                                                       141,193            130,862
   Premiums paid in advance                                                                           3,962              4,606
   Other policyholder funds                                                                         281,269            203,007
                                                                                                -----------        -----------
Total policy liabilities                                                                         11,683,830         11,915,110

Deferred federal income taxes                                                                        38,445                102
Payable to affiliates                                                                                51,220            120,570
Liabilities related to separate accounts                                                          1,546,760          1,603,235
Securities sold under repurchase agreements                                                         191,330            172,778
Accrued expenses and other liabilities                                                              199,802            205,415
                                                                                                -----------        -----------
                                                                                                 13,711,387         14,017,210

Commitments and contingencies

STOCKHOLDER'S EQUITY
   Common stock, par value $5 per share, 600,000 shares authorized,
      issued and outstanding                                                                          3,000              3,000
   Paid in capital                                                                                1,714,440          1,714,226
   Retained earnings                                                                                477,179            413,289
   Accumulated other comprehensive income                                                            45,200             (2,907)
                                                                                                -----------        -----------
                                                                                                  2,239,819          2,127,608
                                                                                                -----------        -----------
                                                                                                $15,951,206        $16,144,818
                                                                                                ===========        ===========

See notes to consolidated financial statements.

                       CONSOLIDATED STATEMENTS OF INCOME

                                 (IN THOUSANDS)

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------------
                                                                                      2001             2000             1999
                                                                                   ----------       ----------       ----------
REVENUES
Premiums and other considerations                                                  $1,059,086       $  946,074       $  446,917
Net investment income                                                                 809,275          831,743          726,928
Realized investment losses                                                            (54,729)         (12,866)          (4,333)
                                                                                   ----------       ----------       ----------
Total revenues                                                                      1,813,632        1,764,951        1,169,512

BENEFITS AND EXPENSES
Policy benefits and claims                                                          1,132,428        1,046,736          649,388
Commissions, net of deferrals                                                          32,482           17,398           14,896
General and administrative expenses, net of deferrals                                  89,021           91,149           39,275
Taxes, licenses and fees                                                               41,576           44,775           28,334
Amortization of intangibles                                                           174,678          190,608          118,368
                                                                                   ----------       ----------       ----------
Total benefits and expenses                                                         1,470,185        1,390,666          850,261
                                                                                   ----------       ----------       ----------
Income before federal income taxes and cumulative effect
   of change in accounting principle                                                  343,447          374,285          319,251

Federal income tax expense:
   Current                                                                            108,703          104,643           69,694
   Deferred                                                                            12,468           31,317           45,076
                                                                                   ----------       ----------       ----------
      Income taxes                                                                    121,171          135,960          114,770
                                                                                   ----------       ----------       ----------
Net income before cumulative effect of change
   in accounting principal                                                            222,276          238,325          204,481
Cumulative effect of change in accounting for derivative
   instruments, net of income taxes                                                     1,614               --               --
                                                                                   ----------       ----------       ----------
Net income                                                                         $  223,890       $  238,325       $  204,481
                                                                                   ==========       ==========       ==========

See notes to consolidated financial statements.

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                 (IN THOUSANDS)

                                                                                                                        TOTAL
                                                COMMON       PAID IN         RETAINED       ACCUMULATED OTHER       STOCKHOLDER'S
                                                STOCK        CAPITAL         EARNINGS     COMPREHENSIVE INCOME          EQUITY
                                               --------     ----------     -----------    --------------------      -------------
BALANCE, DECEMBER 31, 1998                      $3,000      $1,288,454      $ 330,483           $ 106,157            $1,728,094
Net income                                          --              --        204,481                  --               204,481
Other comprehensive income                          --              --             --            (207,370)             (207,370)
                                                                                                                     ----------
   Comprehensive income                                                                                                  (2,889)
Less dividends paid                                 --              --       (100,000)                 --              (100,000)
Acquisition of GLIC                                 --         425,884             --                  --               425,884
                                               ----------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                       3,000       1,714,338        434,964            (101,213)            2,051,089
Net income                                          --              --        238,325                  --               238,325
Other comprehensive income                          --              --             --              98,306                98,306
                                                                                                                     ----------
   Comprehensive income                                                                                                 336,631
Less dividends paid                                 --              --       (260,000)                 --              (260,000)
Purchase price adjustment                           --            (112)            --                  --                  (112)
                                               ----------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000                       3,000       1,714,226        413,289              (2,907)            2,127,608
Net income                                          --              --        223,890                  --               223,890
Change in fair value of derivative
   financial instruments, net of
   income taxes                                     --              --             --               3,744                 3,744
Unrealized gain on available for sale
   securities, net of income taxes                  --              --             --              44,363                44,363
                                                                                                                     ----------
   Comprehensive income                                                                                                 271,997
Capital contribution from parent                    --             214             --                  --                   214
Less dividends paid                                 --              --       (160,000)                 --              (160,000)
                                               ----------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2001                      $3,000      $1,714,440      $ 477,179           $  45,200            $2,239,819
                                               ==================================================================================

See notes to consolidated financial statements.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------------
                                                                                      2001             2000             1999
                                                                                   ----------       ----------       ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $  223,890       $  238,325       $  204,481
Adjustments to reconcile net income to net cash provided
   by operating activities:
   Change in policy liabilities other than deposits                                    95,039           30,576            6,635
   Credits to policyholder accounts, net                                              (10,261)          19,747           52,210
   Deferral of policy acquisition costs, net                                         (112,068)        (139,312)        (105,561)
   Change in receivables and asset accruals                                            18,888           11,152             (450)
   Change in payables and expense accruals                                            (74,339)          57,539           59,476
   Realized investment losses                                                          54,729           12,866            4,333
   Depreciation and amortization                                                        7,927           14,052           20,915
   Amortization of value of business acquired, net                                     56,386           89,913           60,636
   Other                                                                              (37,053)          43,292           36,804
                                                                                   ----------       ----------       ----------
Net cash provided by operating activities                                             223,138          378,150          339,479
                                                                                   ----------       ----------       ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available-for-sale:
   Sales                                                                              202,408          686,711          690,758
   Maturities, calls and redemptions                                                  691,446          534,078          691,801
   Purchases                                                                         (709,233)        (981,389)      (1,574,808)
Securities held-to-maturity:
   Sales                                                                               17,264           10,992            4,868
   Maturities, calls and redemptions                                                  216,418          333,655          286,844
   Purchases                                                                         (144,395)        (104,001)          (3,640)
Repayments of mortgage loans                                                           61,955           46,642           40,859
Mortgage loans originated                                                             (90,116)         (97,590)        (279,375)
Decrease (increase) in policy loans, net                                               44,492          (28,495)         (22,168)
Other investing activities, net                                                        (7,253)          (1,140)           5,896
                                                                                   ----------       ----------       ----------
Net cash provided by (used in) investing activities                                   282,986          399,463         (158,965)
                                                                                   ----------       ----------       ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder contract deposits                                                        841,413          838,382          834,017
Withdrawals of policyholder contract deposits                                      (1,055,634)      (1,377,548)        (965,290)
Net proceeds (payments) from securities sold under
   repurchase agreements                                                               18,552         (129,580)         151,986
Cash dividends paid                                                                  (160,000)        (260,000)        (100,000)
Other financing activities, net                                                            --           (1,295)          (4,184)
                                                                                   ----------       ----------       ----------
Net cash used in financing activities                                                (355,669)        (930,041)         (83,471)
                                                                                   ----------       ----------       ----------
Net increase (decrease) in cash and cash equivalents                                  150,455         (152,428)          97,043
Cash of GLIC at date of acquisition                                                        --               --           44,966
Cash and cash equivalents, beginning of period                                          4,244          156,672           14,663
                                                                                   ----------       ----------       ----------
Cash and cash equivalents, end of period                                           $  154,699       $    4,244       $  156,672
                                                                                   ==========       ==========       ==========

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                                                  $  118,892       $  126,135       $   52,874
                                                                                   ==========       ==========       ==========
Interest paid                                                                      $    8,718       $   10,412       $   12,744
                                                                                   ==========       ==========       ==========

See notes to consolidated financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

1. DESCRIPTION OF ENTERPRISE
PRINCIPLES OF CONSOLIDATION
The consolidated financial statements presented herein represent the merger of three insurance companies that previously were affiliated through a common parent. The merger (reorganization of affiliates) under the common parent was accounted for on a basis similar to a pooling-of-interests utilizing the parent's historical basis. The historical accounting basis includes the "pushed down" effect of purchase accounting utilized by the common parent to the three individual companies. The merger was effective August 1, 2000, and included no additional consideration. The parties to the merger include Jefferson Pilot Financial Insurance Company (the Company or JPFIC), the survivor in the reorganization, acquired by the common parent Jefferson-Pilot Corporation (JPCorp) effective April 30, 1997, Alexander Hamilton Life Insurance Company of America (AHL), acquired by JPCorp in 1995 and Guarantee Life Insurance Company
(GLIC), a wholly-owned subsidiary of The Guarantee Life Companies, Inc., (TGLCI) which was acquired by JPCorp effective December 30, 1999. The financial statements presented include the periods for which each of the three companies were affiliated through common ownership by JPCorp. In addition, the Company's principal subsidiary is Jefferson Pilot LifeAmerica Insurance Company (JPLA). Significant intercompany transactions have been eliminated in consolidation.

NATURE OF BUSINESS
The Company is wholly-owned by JPCorp. The Company and its subsidiaries are principally engaged in the sale of individual life insurance products, individual annuity products, individual investment products, and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the Unites States.

GLIC was acquired by JPCorp through the acquisition of its parent on December 30, 1999 for an aggregate purchase price of $426 million. The acquisition resulted in $105 million of goodwill and $202 million of value of business acquired.

The following proforma results of operations for the year ended December 31, 1999, assume that the GLIC acquisition occurred as of January 1, 1999. The proforma results have been prepared for comparative purposes only and do not purport to indicate the results of operations which would have actually been reported had the acquisition occurred on January 1, 1999, or which may occur in the future (IN THOUSANDS):

             Net revenues                            $1,665,614
             Net income                              $  207,136

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States
(GAAP). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

USE OF ESTIMATES
The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are asset valuation allowances, policy liabilities, deferred policy acquisition costs and the potential effects of resolving litigated matters.

CASH AND CASH EQUIVALENTS
The Company includes with cash and cash equivalents its holdings of short-term investments that mature within three months of the date of acquisition.

DEBT AND EQUITY SECURITIES
Debt securities are classified as either securities held-to-maturity, stated at amortized cost, or as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs.

Equity securities are classified as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs.

Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on dispositions of securities are determined by the specific identification method.

MORTGAGE AND POLICY LOANS
Mortgage loans on real estate are stated at the unpaid balances, net of estimated unrecoverable amounts. In addition to a general estimated allowance, an allowance for unrecoverable amounts is provided when a mortgage loan becomes impaired. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amount due, including principal and interest, according to contractual terms. The impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan by loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

REAL ESTATE AND OTHER INVESTMENTS
Real estate not acquired by foreclosure is stated at cost less accumulated depreciation. Real estate acquired by foreclosure is stated at the lower of depreciated cost or fair value minus estimated costs to sell. Real estate, primarily buildings, is depreciated principally by the straight-line method over estimated useful lives generally ranging from 15 to 45 years. Accumulated depreciation was $25 million and $22 million at December 31, 2001 and 2000. Other investments are stated at equity or the lower of cost or market, as appropriate.

PROPERTY AND EQUIPMENT
Property and equipment is stated at cost less accumulated depreciation and is depreciated principally by the straight-line method over estimated useful lives. The estimated useful lives for buildings are generally 30 to 50 years and approximately 10 years for other property and equipment.

DEFERRED POLICY ACQUISITION COSTS
Costs related to obtaining new and renewal business, including commissions, certain costs of underwriting and issuing policies, certain agency office expenses, and first year bonus interest on annuities, all of which vary with and are primarily related to the production of new and renewal business, have been deferred.

Deferred policy acquisition costs for traditional life insurance polices are amortized over the premium paying periods of the related contracts using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts, not to exceed 25 years.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of non-credit related realized gains and losses, credit related gains, and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Deferred policy acquisition costs and value of business acquired are not adjusted for the effect of credit related losses, rather as a part of the investment income allocation process a charge is made against investment income earned. This charge is based upon the credit quality of the assets supporting the insurance business and is meant to replicate the expected credit losses that will emerge over a period of years.

Both deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No impairment adjustments have been reflected in the results of operations for the years presented.

GOODWILL
Through December 31, 2001, goodwill was amortized on a straight-line basis over periods of 30 to 35 years. Accumulated amortization was $38.6 million and $29.4 million at December 31, 2001 and 2000. Carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. Effective January 1, 2002, the Company will adopt Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", which primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. See further discussion under New Accounting Pronouncements below.

SEPARATE ACCOUNTS
Separate account assets and liabilities represent funds segregated for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the accompanying consolidated statements of income. Fees charged on policyholders' accounts are included in other considerations.

RECOGNITION OF REVENUE
Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date.

Premiums on accident and health, disability and dental insurance are reported as earned, over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy and surrender of the policy. Revenue from these products is recognized in the year assessed to the policyholder, except that any portion of an assessment which relates to services to be provided in future years is deferred and recognized over the period during which services are provided.

RECOGNITION OF BENEFITS AND EXPENSES
Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and spread income recognition over expected policy lives. For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

FUTURE POLICY BENEFITS
Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

POLICYHOLDER CONTRACT DEPOSITS
Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities. The liability is determined using the retrospective deposit method and consists of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

POLICY AND CONTRACT CLAIMS
The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims incurred through the balance sheet date and the associated claims adjustment expenses.

REINSURANCE BALANCES AND TRANSACTIONS
Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

INCOME TAXES
The Company and its subsidiaries file a consolidated life federal income tax return. Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

RECLASSIFICATIONS
Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform with the presentations adopted in the current year. These reclassifications have no effect on net income or stockholders' equity of the prior years.

NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2001, the Company adopted SFAS 133, "Accounting for Derivative Instruments and for Hedging Activities" and SFAS 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" (collectively referred to as SFAS 133). SFAS 133 requires all derivatives to be recorded on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings. If the derivative is a hedge, changes in its fair value are either offset against the change in fair value of assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value is immediately recognized in earnings. The adoption of SFAS 133 on January 1, 2001 resulted in a cumulative effect of an accounting change of $1.6 million net of related income tax expense of $869 thousand being recognized as income in the accompanying consolidated statement of income. There was no cumulative effect recognized in other comprehensive income related to the Company's interest rate swaps, used as cash flow hedges, because these swaps were carried at fair value prior to adoption of SFAS 133. See Note 4 for a complete discussion of the Company's derivative instruments.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 141, "Business Combinations" (SFAS 141) and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). SFAS 141 requires that all business combinations initiated after June 30, 2001, be accounted for under the purchase method of accounting and establishes specific criteria for the recognition of intangible assets separately from goodwill. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. Upon adoption, goodwill and certain other intangible assets will no longer be amortized. The Company will also be required to evaluate all existing goodwill and intangible assets with indefinite lives for impairment at least annually at the reporting unit level. The Company does not expect to incur significant impairment losses upon adoption of this accounting standard.

Based on current levels of amortization expense, the Company estimates that the elimination of goodwill expense will positively impact net income by approximately $9 million.

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations" (SFAS 143) which is effective for fiscal years beginning after June 15, 2002. The Statement requires legal obligations associated with the retirement of long-lived assets to be recognized at their fair value at the time that the obligations are incurred. The Company will adopt SFAS 143 on January 1, 2003, and does not believe that the impact of adoption will have a significant impact on the Company's financial position or results of operations.

In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS 144) which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supercedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", and APB Opinion No. 30, "Reporting the Results of Operations" for a disposal of a segment of a business. SFAS 144 is effective for fiscal years beginning after December 15, 2001. The Company will adopt the Statement as of January 1, 2002 and it does not believe adoption of the Statement will have a significant impact on the Company's financial position or results of operations.

3. INVESTED ASSETS
Aggregate amortized cost, aggregate fair value and gross unrealized gains and losses of debt securities were as follows (IN THOUSANDS):

                                                                                    DECEMBER 31, 2001
                                                                 --------------------------------------------------------
                                                                                   GROSS          GROSS
                                                                  AMORTIZED      UNREALIZED     UNREALIZED        FAIR
                                                                    COST           GAINS         (LOSSES)         VALUE
                                                                 ----------      ----------     ----------     ----------
AVAILABLE-FOR-SALE CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. government agencies                                      $  108,713      $    7,300     $        0     $  116,013
Federal agency issued mortgaged-backed securities                 1,481,518          61,316         (1,255)     1,541,579
Obligations of states and political subdivisions                     14,472             303           (577)        14,198
Corporate obligations                                             4,830,322         160,265       (160,471)     4,830,116
Corporate private-labeled mortgage-backed securities              1,242,848          53,947        (16,388)     1,280,407
Redeemable preferred stocks                                          12,412             609           (241)        12,780
                                                                 ----------      ----------     ----------     ----------
Debt securities available-for-sale                               $7,690,285      $  283,740     $ (178,932)    $7,795,093
                                                                 ==========      ==========     ==========     ==========

HELD-TO-MATURITY CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions                 $   10,491      $       45     $      (54)    $   10,482
Corporate obligations                                             1,386,975          46,175        (23,736)     1,409,414
Affiliate bonds                                                      36,361           2,077             --         38,438
                                                                 ----------      ----------     ----------     ----------
Debt securities held-to-maturity                                 $1,433,827      $   48,297     $  (23,790)    $1,458,334
                                                                 ==========      ==========     ==========     ==========

                                                                                    DECEMBER 31, 2000
                                                                 --------------------------------------------------------
                                                                                    GROSS         GROSS
                                                                  AMORTIZED      UNREALIZED     UNREALIZED        FAIR
                                                                    COST           GAINS         (LOSSES)         VALUE
                                                                 ----------      ----------     ----------     ----------
AVAILABLE-FOR-SALE CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. government agencies                                      $  131,600      $    5,650     $       (6)    $  137,244
Federal agency issued mortgaged-backed securities                 1,394,723          32,742         (6,068)     1,421,397
Obligations of states and political subdivisions                     13,968             173           (393)        13,748
Corporate obligations                                             5,017,001         101,593       (170,604)     4,947,990
Corporate private-labeled mortgage-backed securities              1,338,463          38,248        (13,921)     1,362,790
Redeemable preferred stocks                                          12,411             444           (134)        12,721
                                                                 ----------      ----------     ----------     ----------
Debt securities available-for-sale                               $7,908,166      $  178,850     $ (191,126)    $7,895,890
                                                                 ==========      ==========     ==========     ==========

HELD-TO-MATURITY CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions                 $   11,868      $       31     $      (51)    $   11,848
Corporate obligations                                             1,486,123          26,769        (20,348)     1,492,544
Affiliate bonds                                                      41,000           1,349             --         42,349
                                                                 ----------      ----------     ----------     ----------
Debt securities held-to-maturity                                 $1,538,991      $   28,149     $  (20,399)    $1,546,741
                                                                 ==========      ==========     ==========     ==========

Affiliate bonds consist of securities issued by Jefferson-Pilot Communications Company, an affiliate. Interest earned on these bonds totaled $2.5 million, $3.2 million and $3.4 million in 2001, 2000 and 1999, respectively.

CONTRACTUAL MATURITIES
Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2001, according to contractual maturity date, are as indicated below (IN THOUSANDS). Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

                                                                  AVAILABLE-FOR-SALE                      HELD-TO-MATURITY
                                                            -----------------------------          ------------------------------
                                                             AMORTIZED            FAIR             AMORTIZED              FAIR
                                                               COST               VALUE               COST                VALUE
                                                            ----------         ----------          ----------          ----------
Due in one year or less                                     $  234,757         $  235,663          $  225,417          $  228,954
Due after one year through five years                        1,220,370          1,262,986             440,602             452,579
Due after five years through ten years                       1,523,112          1,532,418             210,254             212,274
Due after ten years                                            930,295            934,898             123,580             129,254
Amounts not due at a single maturity date                    3,769,340          3,816,348             433,974             435,273
Redeemable preferred stocks                                     12,411             12,780                  --                  --
                                                            ----------         ----------          ----------          ----------
                                                            $7,690,285         $7,795,093          $1,433,827          $1,458,334
                                                            ==========         ==========          ==========          ==========

INVESTMENT CONCENTRATION, RISK, AND IMPAIRMENT
Investments in debt and equity securities include 1,472 issuers, with no corporate issuer representing more than one percent of investments. Debt securities considered less than investment grade approximated 7% and 5% of the total debt securities portfolio as of December 31, 2001 and 2000.

The Company's mortgage loan portfolio is comprised primarily of conventional real estate mortgages collateralized by retail (30%), apartment (17%), industrial (26%), office (12%), hotel (10%) and (5%) other properties. Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Approximately 29% of stated mortgage loan balances as of December 31, 2001 are due from borrowers in South Atlantic states, 23% are due from borrowers in West South Central states, 12% are due from borrowers in the Pacific states, 11% are due from borrowers in the East North Central states and 10% are due from borrowers in the West North Central states. No other geographic region represents as much as 10% of December 31, 2001 mortgage loans.

At December 31, 2001 and 2000, the recorded investment in mortgage loans that are considered to be impaired was $18.2 million and $13.3 million. Delinquent loans outstanding were $0 as of December 31, 2001 and 2000. The related allowance for credit losses on mortgage loans decreased from $12.1 million at December 31, 2000 to $10.0 million at December 31, 2001 through adjustments to realized gains in 2001. The average recorded investment in impaired loans was $15.8 million, $6.7 million and $0 during the years ended December 31, 2001, 2000 and 1999, on which interest income of $1.6 million, $1.1 million and $0 was recognized on a cash basis.

The Company uses repurchase agreements to meet various cash requirements. At December 31, 2001 and 2000, the amounts held in debt securities available for sale pledged as collateral for these borrowings were $202 million and $180 million, respectively.

SECURITIES LENDING
In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $112 million and $116 million at December 31, 2001, and $138 million and $143 million at December 31, 2000.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES
Changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, are as follows (IN THOUSANDS):

                                                                                           NET UNREALIZED GAINS (LOSSES)
                                                                                -------------------------------------------------
                                                                                   DEBT               EQUITY
                                                                                SECURITIES          SECURITIES            TOTAL
                                                                                ----------          ----------          ---------
Net unrealized gains (losses) on securities available for sale
   as of December 31, 1998                                                       $ 106,190            $   (33)          $ 106,157
Change during year ended December 31, 1999:
   Decrease in stated amount of securities                                        (553,271)              (145)           (553,416)
   Increase in value of business acquired and deferred policy
     acquisition costs                                                             234,386                 --             234,386
   Decrease in deferred income tax liabilities                                     111,610                 50             111,660
                                                                                 ---------            -------           ---------
Decrease in net unrealized gains included in other
   comprehensive income                                                           (207,275)               (95)           (207,370)
                                                                                 ---------            -------           ---------
Net unrealized gains (losses) on securities available for sale
   as of December 31, 1999                                                        (101,085)              (128)           (101,213)
Change during year ended December 31, 2000:
   Increase in stated amount of securities                                         262,104              4,201             266,305
   Decrease in value of business acquired and deferred
     policy acquisition costs                                                     (115,040)                --            (115,040)
   Increase in deferred income tax liabilities                                     (51,504)            (1,455)            (52,959)
                                                                                 ---------            -------           ---------
Increase in net unrealized gains included in other
   comprehensive income                                                             95,560              2,746              98,306
                                                                                 ---------            -------           ---------
Net unrealized gains on securities available for sale as
   of December 31, 2000                                                             (5,525)             2,618              (2,907)
Change during year ended December 31, 2001:
   Increase (decrease) in stated amount of securities                              117,084             (2,049)            115,035
   Decrease in value of business acquired and deferred
     policy acquisition costs                                                      (46,813)                --             (46,813)
   Increase in derivative financial instruments                                         --              5,760               5,760
   Increase in deferred income tax liabilities                                     (24,561)            (1,314)            (25,875)
                                                                                 ---------            -------           ---------
Increase in net unrealized gains included in other
   comprehensive income                                                             45,710              2,397              48,107
                                                                                 ---------            -------           ---------
Net unrealized gains on securities available for sale
   as of December 31, 2001                                                       $  40,185            $ 5,015           $  45,200
                                                                                 =========            =======           =========

NET INVESTMENT INCOME
The details of investment income, net of investment expenses, follow (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Interest on debt securities                                                       $701,049           $731,283            $648,201
Investment income on equity securities                                               1,769              1,744               2,817
Interest on mortgage loans                                                          94,231             90,413              71,170
Interest on policy loans                                                            33,446             32,855              27,098
Other investment income                                                              5,770             10,046               7,086
                                                                                  --------           --------            --------
Gross investment income                                                            836,265            866,341             756,372
Investment expenses                                                                 26,990             34,598              29,444
                                                                                  --------           --------            --------
Net investment income                                                             $809,275           $831,743            $726,928
                                                                                  ========           ========            ========

Investment expenses include interest, salaries, expenses of maintaining and operating investment real estate, real estate depreciation and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES
The details of realized investment gains (losses) follow (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------             -------
Common stocks                                                                     $  1,476           $ (2,099)            $   (95)
Real estate                                                                            609                 --                 157
Debt securities                                                                    (57,272)            (9,598)             (4,932)
Other                                                                               (1,380)            (1,305)             (1,106)
Amortization of deferred policy acquisition costs                                    1,838                136               1,643
                                                                                  --------           --------             -------
Realized investment losses                                                        $(54,729)          $(12,866)            $(4,333)
                                                                                  ========           ========             =======

Information about gross realized gains and losses on available-for-sale securities transactions follows (IN THOUSANDS):

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Gross realized:
   Gains                                                                          $  7,732           $ 11,914            $  6,786
   Losses                                                                          (57,702)           (15,704)            (12,354)
                                                                                  --------           --------            --------
Net realized losses on available-for-sale securities                              $(49,970)          $ (3,790)           $ (5,568)
                                                                                  ========           ========            ========

OTHER INFORMATION
The Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. Total proceeds were $21.9 million, $11.0 million and $4.9 million in 2001, 2000, and 1999.

4. DERIVATIVE FINANCIAL INSTRUMENTS
SFAS 133 requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value. The fair values of the Company's derivative instruments of $10.2 million at December 31, 2001, are included in other investments in the accompanying consolidated balance sheet. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as either a fair value hedge, cash flow hedge or a hedge of a net investment in a foreign operation. The Company accounts for changes in fair values of derivatives that have no hedge designation or do not qualify for hedge accounting through current earnings during the period of the change. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivative instruments is recognized in current earnings during the period of the change. Effectiveness of the Company's hedge relationships is assessed and measured on a quarterly basis. The Company has no fair value hedges or hedges of net investments in foreign operations.

CASH FLOW HEDGING STRATEGY
The Company uses interest rate swaps to convert floating rate investments to fixed rate investments. Interest is exchanged periodically on the notional value, with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. For the year ended December 31, 2001, the ineffective portion of the Company's cash flow hedging instruments, which is recognized in realized investment gains, was not significant. At December 31, 2001, the maximum term of interest rate swaps that hedge floating rate investments was eight years.

For the year ended December 31, 2001, the Company's other comprehensive income related to cash flow hedges was $5.8 million.

The Company does not expect to reclassify a significant amount of net gains (losses) on derivative instruments from accumulated other comprehensive income to earnings during the next twelve months.

OTHER DERIVATIVES
GLIC marketed an equity indexed annuity product which has an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. GLIC historically managed this risk by purchasing call options that mirrored the interest credited to the contracts. These call options act as an economic hedge, as changes in their fair values are recognized in net investment income. The change in income was not significant.

Certain swaps serve as economic hedges but do not qualify for hedge accounting under SFAS 133. These swaps are marked to market through realized gains. For the year ended December 31, 2001, the Company recognized realized investment gains of $170 thousand related to these swaps.

The Company also invests in debt securities with embedded options, which are considered to be derivative instruments under SFAS 133. These derivatives are marked to market through realized investment gains, but had an insignificant effect for the year ended December 31, 2001.

The Company is exposed to credit risk in the event of non-performance by counterparties to derivative instruments. The Company limits this exposure by diversifying among counterparties with high credit ratings.

The Company's credit risk exposure on swaps is limited to the fair value of swap agreements that it has recorded as an asset. The Company does not expect any counterparty to fail to meet its obligation. Currently, non-performance by a counterparty would not have a material adverse effect on the Company's financial position or results of operations. The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments and credited interest on annuities.

5. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED
Policy acquisition costs deferred and the related amortization charged to income were as follows (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Beginning balance                                                                 $469,637           $329,513            $223,337
Deferral:
   Commissions                                                                     155,973            164,144             104,033
   Other                                                                            53,041             48,257              30,801
                                                                                  --------           --------            --------
                                                                                   209,014            212,401             134,834
Amortization                                                                       (96,946)           (73,089)            (29,273)
Adjustment related to realized losses on debt securities                               393                224                 615
Adjustment related to unrealized (gains) losses on
   securities available-for-sale                                                   (21,813)               588                  --
                                                                                  --------           --------            --------
Ending balance                                                                    $560,285           $469,637            $329,513
                                                                                  ========           ========            ========

Changes in the value of business acquired were as follows (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Beginning balance                                                                 $739,575           $949,095            $568,208
Deferral of commissions and accretion of interest                                   12,067             17,860              22,142
Amortization                                                                       (68,453)          (107,773)            (82,778)
Adjustment related to purchase accounting adjustments                                   --             (3,891)            206,108
Adjustment related to realized losses (gains) on debt securities                     1,445                (88)              1,028
Adjustment related to unrealized (gains) losses on securities
   available-for-sale                                                              (25,000)          (115,628)            234,387
                                                                                  --------           --------            --------
Ending balance                                                                    $659,634           $739,575            $949,095
                                                                                  ========           ========            ========

Expected approximate amortization percentages of the value of business acquired over the next five years are as follows:

             2002                                              10.1%
             2003                                               8.9%
             2004                                               7.6%
             2005                                               6.5%
             2006                                               5.4%

6. POLICY LIABILITIES INFORMATION
INTEREST RATE ASSUMPTIONS
The liability for future policy benefits associated with ordinary life insurance policies has been determined using initial interest rate assumptions ranging from 7.0% to 7.75% and, when applicable, uniform grading over 10 years to an ultimate rate of 6.50%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 4.0% to 6.6% in 2001, 4.1% to 6.6% in 2000 and 4.1% to 6.6% in 1999. The average credited interest rates for universal life-type products were 5.5%, 5.4%, and 5.3% in 2001, 2000, and 1999. For annuity products, credited interest rates generally ranged from 4.0% to 6.0% in 2001, 4.0% to 8.0% in 2000 and 4.0% to 6.0% in 1999.

MORTALITY AND WITHDRAWAL ASSUMPTIONS
Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

For immediate annuities issued prior to 1987, mortality assumptions are based on blends of the 1971 Individual Annuity Mortality Table and the 1969-71 U.S. Life Tables. For similar products issued between 1987 and 1999, mortality assumptions are based on blends of the 1983a and 1979-81 U.S. Life Tables. For similar products issued after 1999, mortality assumptions are based on the Annuity 2000 Mortality Table.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY
Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses, is summarized below (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Balance as of January 1                                                           $365,280           $325,616            $130,643
Less reinsurance recoverables                                                      105,935             94,677              43,578
                                                                                  --------           --------            --------
Net balance as of January 1                                                        259,345            230,939              87,065
                                                                                  --------           --------            --------
Acquisitions                                                                            --                 --             143,468
                                                                                  --------           --------            --------
Amount incurred:
   Current year                                                                    281,161            237,307              23,197
   Prior years                                                                     (18,283)           (11,849)             (5,294)
                                                                                  --------           --------            --------
                                                                                   262,878            225,458              17,903
                                                                                  --------           --------            --------
Less amount paid:
   Current year                                                                    173,413            139,210               5,394
   Prior years                                                                      58,123             57,842              12,103
                                                                                  --------           --------            --------
                                                                                   231,536            197,052              17,497
                                                                                  --------           --------            --------
Net balance as of December 31                                                      290,687            259,345             230,939
Plus reinsurance recoverables                                                       94,894            105,935              94,677
                                                                                  --------           --------            --------
Balance as of December 31                                                         $385,581           $365,280            $325,616
                                                                                  ========           ========            ========
Balance as of December 31 included with:
Future policy benefits                                                            $346,963           $310,669            $280,664
Policy and contract claims                                                          38,618             54,611              44,952
                                                                                  --------           --------            --------
                                                                                  $385,581           $365,280            $325,616
                                                                                  ========           ========            ========

The Company uses conservative estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Lower than anticipated claims resulted in adjustments to liabilities in each year.

7. STATUTORY FINANCIAL INFORMATION
The Company prepares financial statements on the basis of statutory accounting practices (SAP) prescribed or permitted by the Nebraska Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompass all accounting practices not so prescribed. The Company does not utilize any permitted accounting practices in the preparation of the statutory financial statements.

The principal differences between SAP and generally accepted accounting principles (GAAP) as they relate to the financial statements of the Company are
(1) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (2) Goodwill and value of business acquired are not capitalized under SAP, but are under GAAP, (3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP,
(6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (7) certain assets are not admitted for purposes of determining surplus under SAP, and (8) changes in deferred taxes associated with timing differences are recorded in net income under GAAP rather than directly to equity under SAP, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP.

Effective January 1, 2001, the NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. Nebraska has adopted the provisions of the revised manual with certain exceptions.

The revised manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

The implementation resulted in an increase to the Company's statutory surplus of $39.4 million, primarily through the addition of deferred income tax assets.

Reported capital and surplus on a statutory basis at December 31, 2001 and 2000 was $912 million and $816 million. Reported statutory net income (including GLIC for 2001 and 2000) for the years ended December 31, 2001, 2000, and 1999 was $249 million, $210 million, and $196 million.

The General Statutes of Nebraska require the Company to maintain minimum capital of $1.2 million and minimum unassigned surplus of $300 thousand. Additionally, Nebraska limits the amount of dividends that the Company may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. The Company could pay $244 million in dividends in 2002 without obtaining regulatory approval. Approximately $9 million could be paid by its subsidiary, JPLA, to the Company without approval of its state of domicile of New Jersery.

At December 31, 1999, GLIC had statutory capital and surplus of $157 million and GAAP stockholder's equity of $426 million. Prior to its acquisition, GLIC converted from a mutual form to a stock life company. In connection with that conversion, GLIC agreed to segregate certain assets to provide for dividends on participating policies using dividend scales in effect at the time of the conversion, providing that the experience underlying such scales continued. The assets, including revenue therefrom, allocated to the participating policies will accrue solely to the benefit of those policies. The assets and liabilities relating to these participating policies amounted to $298 million and $369 million at December 31, 2001 and $295 million and $372 million at December 31, 2000. The excess of liabilities over the assets represents the total estimated future earnings expected to emerge from these participating policies.

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 2001, the Company's adjusted capital and surplus exceeded authorized control level RBC.

8. FEDERAL INCOME TAXES
The tax effects of temporary differences that gave rise to deferred income tax assets and liabilities are as follows (IN THOUSANDS):

                                                                                                            DECEMBER 31,
                                                                                                    -----------------------------
                                                                                                      2001                 2000
                                                                                                    ---------           ---------
Deferred income tax assets:
   Difference in policy liabilities                                                                  $194,932            $202,331
   Net unrealized losses on securities                                                                     --               1,536
   Obligation for postretirement benefits                                                                 919                 760
   Deferred compensation                                                                               22,114              22,114
   Depreciation differences                                                                                --                 736
   Other deferred tax assets                                                                           34,797              30,486
                                                                                                    ---------           ---------
Gross deferred tax assets                                                                             252,762             257,963

Deferred income tax liabilities:
   Deferral of policy acquisition costs and value of business acquired                               (136,984)           (124,494)
   Differences in investment basis                                                                    (24,474)            (27,810)
   Net unrealized gains on securities                                                                 (24,339)                 --
   Depreciation differences                                                                             1,026                  --
   Other deferred tax liabilities:
     Purchase accounting differences                                                                  (43,616)            (43,616)
     Section 351                                                                                      (13,204)            (12,016)
     Investment income differences                                                                    (24,387)            (25,978)
     Other                                                                                            (25,229)            (24,151)
                                                                                                    ---------           ---------
       Other deferred tax liabilities                                                                (106,436)           (105,761)
                                                                                                    ---------           ---------
Gross deferred tax liabilities                                                                       (291,207)           (258,065)
                                                                                                    ---------           ---------
Net deferred income tax liabilities                                                                 $ (38,445)          $    (102)
                                                                                                    =========           =========

Federal income tax returns for tax years 1997, 1998, 1999 and 2000 are currently under examination by the Internal Revenue Service, and no assessments have been proposed to date. In the opinion of management, recorded income tax liabilities adequately provide for these pending assessments as well as all remaining open years.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $15.8 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. No related deferred tax liability has been recognized for the potential tax which would approximate $5.5 million under current proposed rates.

In 2001, other assets includes $32.0 million for a federal income tax refund owed to the Company. In 2000, other assets included $23.0 million for a federal income tax refund owed to the Company.

9. RETIREMENT BENEFIT PLANS PENSIONS
The Company's employees participate in JPCorp's defined benefit pension plans covering substantially all employees. The plans are noncontributory and are funded through group annuity contracts issued by Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the plan are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The plans provide benefits based on annual compensation and years of service. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by JPCorp. Pension expense for all years presented was not significant.

OTHER POSTRETIREMENT BENEFITS
The Company provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

DEFINED CONTRIBUTION PLANS
Defined contribution retirement plans cover most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund that acquires and holds shares of JPCorp's common stock. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

10. REINSURANCE
The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures a portion of an individual life risk in excess of its retention, which ranges from $400 thousand to $2 million for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten. The Company assumes portions of the life and accident and health risks underwritten by certain other insurers on a limited basis, but amounts related to assumed reinsurance are not significant to the consolidated financial statements.

JPFIC reinsures 100% of the Periodic Payment Annuities (PPA), COLI and Affiliated credit insurance business written prior to 1995 with affiliates of Household International, Inc. on a coinsurance basis. Balances are settled monthly, and the reinsurers compensate JPFIC for administrative services related to the reinsured business. The amount due from reinsurers in the accompanying consolidated balance sheets includes $914 million and $948 million due from the Household affiliates at December 31, 2001 and 2000.

Assets related to the reinsured PPA and COLI business have been placed in irrevocable trusts formed to hold the assets for the benefit of JPFIC and are subject to investment guidelines which identify (1) the types and quality standards of securities in which new investments are permitted, (2) prohibited new investments, (3) individual credit exposure limits and (4) portfolio characteristics. Household has unconditionally and irrevocably guaranteed, as primary obligor, full payment and performance by its affiliated reinsurers. JPFIC has the right to terminate the PPA and COLI reinsurance agreements by recapture of the related assets and liabilities if Household does not take a required action under the guarantee agreements within 90 days of a triggering event. JPFIC has the option to terminate the PPA and COLI reinsurance agreements on the seventh anniversary of the acquisition, by recapturing the related assets and liabilities at an agreed-upon price or their then current fair values as independently determined.

As of December 31, 2001 and 2000, JPFIC had reinsurance recoverable of $81 million and $84 million from a single reinsurer, pursuant to a 50% coinsurance agreement. JPFIC and the reinsurer are joint and equal owners in $162 million and $172 million of securities and short-term investments as of December 31, 2001 and 2000, 50% of which is included in investments in the accompanying consolidated balance sheets.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses have resulted from the Company's reinsurance activities during the three years ended December 31, 2001.

The effects of reinsurance on total premiums and other considerations and total benefits are as follows (IN THOUSANDS):

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                -----------------------------------------------
                                                                                   2001               2000               1999
                                                                                ----------         ----------          --------
Premiums and other considerations, before effect
   of reinsurance ceded                                                         $1,169,727         $1,095,713          $563,114
Less premiums and other considerations ceded                                       110,641            149,639           116,197
                                                                                ----------         ----------          --------
Net premiums and other considerations                                           $1,059,086         $  946,074          $446,917
                                                                                ==========         ==========          ========
Benefits, before reinsurance recoveries                                         $1,309,974         $1,266,204          $882,274
Less reinsurance recoveries                                                        177,546            219,468           232,886
                                                                                ----------         ----------          --------
Net benefits                                                                    $1,132,428         $1,046,736          $649,388
                                                                                ==========         ==========          ========

11. OTHER COMPREHENSIVE INCOME
The components of other comprehensive income, along with selected tax effects are as follows (IN THOUSANDS):

                                                                              UNREALIZED         DERIVATIVE
                                                                               GAINS ON           FINANCIAL
                                                                            AVAILABLE-FOR-       INSTRUMENTS
                                                                           SALE SECURITIES      GAINS/(LOSSES)            TOTAL
                                                                           ---------------      --------------          ---------
BALANCE AT DECEMBER 31, 1998                                                     $ 106,157            $    --           $ 106,157
Unrealized holding losses arising during period,
   net of $113,609 tax benefit                                                    (210,989)                --            (210,989)
Less: reclassification adjustment
Losses realized in net income, net of $1,949 tax benefit                            (3,619)                --              (3,619)
                                                                                 ---------            -------           ---------
BALANCE AT DECEMBER 31, 1999                                                      (101,213)                --            (101,213)
Unrealized holding gains arising during period,
   net of $51,632 tax expense                                                       95,843                 --              95,843
Less: reclassification adjustment
Losses realized in net income, net of $1,327 tax benefit                            (2,463)                --              (2,463)
                                                                                 ---------            -------           ---------
BALANCE AT DECEMBER 31, 2000                                                        (2,907)                --              (2,907)
Unrealized holding gains arising during period,
   net of $6,381 tax expense                                                        11,871                 --              11,871
Change in fair value of derivatives, net of $2,016 tax expense                          --              3,744               3,744
Less: reclassification adjustment
Losses realized in net income, net of $17,478 tax benefit                          (32,492)                --             (32,492)
                                                                                 ---------            -------           ---------
BALANCE AT DECEMBER 31, 2001                                                     $  41,456            $ 3,744           $  45,200
                                                                                 =========            =======           =========

12. TRANSACTIONS WITH AFFILIATED COMPANIES
The Company has entered into service agreements with JPCorp and other subsidiaries of JPCorp for personnel and facilities usage, general management services and investment management services. The Company expensed $153.9 million, $154.0 million, and $75.7 million in 2001, 2000, and 1999, for general management and investment services provided by Jefferson-Pilot Life Insurance Company (JP Life), of which $15.2 million and $11.9 million remained payable as of December 31, 2001 and 2000, respectively. The remainder of the payable to affiliates at year end was due to other affiliates.

During 1999, an affiliate, JP Life, paid the Company $100 million in premiums for a life insurance policy on certain employees of JP Life. At December 31, 2001 and 2000, the reserve carried by the Company for this policy totaled approximately $115 million and $108 million.

Included in payable to affiliates is a $50 million surplus note issued by the Company on September 24, 1994, that is held by HARCO Capital Corp., an affiliate. The note bears interest at 9.76% and matures on September 30, 2024. The Company recognized interest expense of $4.9 million during 2001, 2000, and 1999.

The Company has the right to repay the note on any March 31 or September 30 after September 30, 2004. The note calls for the Company to pay interest semiannually on March 31 and September 30. Any payment of interest or repayment of principal may be paid out only if the Company has obtained the prior written approval of the Nebraska Insurance Bureau, has adequate earned surplus funds for such payment, and if such payment would not cause the Company to violate the statutory capital requirements as set forth in the Nebraska Insurance Code.

The Company owns no securities of the Parent or any affiliate of the Parent other than the following, reflected at the carrying amounts in the accompanying consolidated balance sheets as of December 31 (IN THOUSANDS):

                                                                                                       2001               2000
                                                                                                    ----------         ----------
Jefferson-Pilot Communications Company (affiliate) Senior Promissory Notes
   due 2003 through 2010, interest ranging from 6.5% to 8.0%                                          $36,361            $41,000

The Company recognized interest income totaling $2.6 million, $3.2 million and
3.1 million related to the preceding assets during 2001, 2000 and 1999.

The Company has an agreement with its affiliate broker/dealer, Jefferson-Pilot Variable Corporation (JPVC). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity and variable universal life contracts. The amount paid is based on sales during the period and contracts in force. During 2001, 2000 and 1999, the Company recorded expense of $67.6 million, $69.0 million and 55.6 million related to this agreement.

13. FAIR VALUES OF FINANCIAL INSTRUMENTS
The carrying value and fair value of financial instruments were as follows (IN THOUSANDS):

                                                                                  YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
                                                                        2001                                    2000
                                                           -------------------------------        --------------------------------
                                                             CARRYING             FAIR              CARRYING              FAIR
                                                               VALUE              VALUE               VALUE               VALUE
                                                           ------------       ------------        ------------        ------------
FINANCIAL ASSETS
Debt securities available-for-sale                          $7,795,093         $7,795,093          $7,888,214          $7,888,214
Debt securities held-to-maturity                             1,433,827          1,458,334           1,538,991           1,546,741
Equity securities available-for-sale                            14,519             14,519              21,168              21,168
Cash and cash equivalents                                      154,699            154,699               4,244               4,244
Policy loans                                                   661,241            723,012             674,936             738,534
Mortgage loans on real estate                                1,200,040          1,257,941           1,168,188           1,208,406
Derivative financial instruments                                10,152             10,152               7,676               8,182

FINANCIAL LIABILITIES
Annuity contracts in accumulation phase                      2,479,873          2,433,483           2,683,346           2,631,987
Securities sold under repurchase agreements                    191,330            191,330             172,778             172,778

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the accompanying consolidated balance sheets due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the accompanying consolidated balance sheets.

The fair values of debt and equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expected future loan repayments projected based on historical repayment patterns.

The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the accompanying consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.

The fair value of the liability for securities sold under repurchase agreements approximates its carrying amount, which includes accrued interest.

14. COMMITMENTS AND CONTINGENT LIABILITIES
The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the accompanying consolidated balance sheet, approximates $31 million and $24 million as of December 31, 2001 and 2000.

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from three to five years. Neither annual rent nor future rental commitments are significant.

In the normal course of business, the Company and its subsidiary are parties to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, although it could have a material adverse effect on the results of operations for a specific period.

                         REPORT OF INDEPENDENT AUDITORS

Contractholders of the JPF Separate Account A
The Board of Directors, Jefferson Pilot Financial Insurance Company

We have audited the accompanying statement of assets and liabilities of the JPF Separate Account A as of December 31, 2001, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the JPF Separate Account A at December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
March 29, 2002

                       STATEMENT OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT A
                                DECEMBER 31, 2001

                                                           JPVF            JPVF              JPVF            JPVF           JPVF
                                         JPVF            EMERGING         MID-CAP           CAPITAL         GLOBAL          SMALL
                                        GROWTH            GROWTH          GROWTH            GROWTH        HARD ASSETS      COMPANY
                                       DIVISION          DIVISION        DIVISION          DIVISION        DIVISION       DIVISION
                                    --------------     -------------   --------------   --------------   ------------   ------------
ASSETS
Investments at cost                 $   53,123,178     $ 142,492,806   $    2,529,488   $  227,950,882   $  4,770,475   $ 88,323,284
                                    ==============     =============   ==============   ==============   ============   ============
Investments at market value         $   35,754,452     $  99,735,707   $    2,564,857   $  217,660,800   $  4,187,286   $ 74,440,611
Net premiums receivable                     33,714            93,492            9,794          189,901          2,639         41,249
                                    --------------     -------------   --------------   --------------   ------------   ------------
      TOTAL NET ASSETS              $   35,788,166     $  99,829,199   $    2,574,651   $  217,850,701   $  4,189,925   $ 74,481,860
                                    ==============     =============   ==============   ==============   ============   ============

NET ASSET DISTRIBUTION
  Ensemble                          $           --     $          --   $           --   $           --   $     69,490   $    378,107
  Ensemble II                           29,241,041        92,732,960        2,100,594      205,776,256      3,999,880     72,114,209
  Ensemble III                           6,547,125         7,096,239          474,057       12,074,445        120,555      1,989,544
                                    --------------     -------------   --------------   --------------   ------------   ------------
      TOTAL NET ASSETS              $   35,788,166     $  99,829,199   $    2,574,651   $  217,850,701   $  4,189,925   $ 74,481,860
                                    ==============     =============   ==============   ==============   ============   ============

UNITS OUTSTANDING
  Ensemble                                      --                --               --               --          7,858         10,760
  Ensemble II                            2,047,602         4,228,055          246,227        5,190,717        472,574      2,145,010
  Ensemble III                           1,155,713         1,241,693           54,626        1,868,423         12,988        228,956

UNIT VALUE
  Ensemble                          $           --     $          --   $           --   $           --   $      8.844   $     35.143
  Ensemble II                       $       14.281     $      21.934   $        8.532   $       39.645   $      8.464   $     33.621
  Ensemble III                      $        5.665     $       5.715   $        8.679   $        6.463   $      9.282   $      8.690

                                       JPVF
                                      MID-CAP
                                       VALUE
                                      DIVISION
                                    -----------
ASSETS
Investments at cost                 $ 8,980,464
                                    ===========
Investments at market value
                                    $ 9,451,880
Net premiums receivable                  36,890
                                    -----------
      TOTAL NET ASSETS              $ 9,488,770
                                    ===========

NET ASSET DISTRIBUTION
  Ensemble                          $        --
  Ensemble II                         8,552,028
  Ensemble III                          936,742
                                    -----------
      TOTAL NET ASSETS              $ 9,488,770
                                    ===========

UNITS OUTSTANDING
  Ensemble                                   --
  Ensemble II                           867,058
  Ensemble III                           95,064

UNIT VALUE
  Ensemble                          $        --
  Ensemble II                       $     9.864
  Ensemble III                      $     9.854

See notes to financial statements.

                                       F-2

                                                           JPVF                             JPVF            JPVF
                                        JPVF             SMALL-CAP          JPVF        INTERNATIONAL       WORLD          JPVF
                                       S&P 500            VALUE             VALUE          EQUITY        GROWTH STOCK    BALANACED
                                      DIVISION           DIVISION         DIVISION        DIVISION         DIVISION      DIVISION
                                    --------------     -------------   --------------   --------------   ------------   ------------
ASSETS
Investments at cost                 $  171,420,421     $  10,995,869   $   73,277,448   $   34,576,691   $115,399,852   $ 49,759,394
                                    ==============     =============   ==============   ==============   ============   ============
Investments at market value         $  143,358,656     $  11,346,190   $   78,432,206   $   25,485,817   $111,039,815   $ 48,683,488
Accrued investment income                       --            67,050               --               --             --             --
Net premiums receivable                    266,984            39,783           79,137           47,973         35,096         77,833
                                    --------------     -------------   --------------   --------------   ------------   ------------
      TOTAL NET ASSETS              $  143,625,640     $  11,453,023   $   78,511,343   $   25,533,790   $111,074,911   $ 48,761,321
                                    ==============     =============   ==============   ==============   ============   ============

NET ASSET DISTRIBUTION
  Ensemble                          $           --     $          --   $           --   $           --   $  1,685,172   $         --
  Ensemble II                          121,789,948        10,707,971       74,125,295       22,644,101    106,538,536     41,494,360
  Ensemble III                          21,835,692           745,052        4,386,048        2,889,689      2,851,203      7,266,961
                                    --------------     -------------   --------------   --------------   ------------   ------------
      TOTAL NET ASSETS              $  143,625,640     $  11,453,023   $   78,511,343   $   25,533,790   $111,074,911   $ 48,761,321
                                    ==============     =============   ==============   ==============   ============   ============

UNITS OUTSTANDING
  Ensemble                                      --                --               --               --         34,969             --
  Ensemble II                            6,840,821           967,301        2,360,448        2,425,578      2,309,226      1,794,141
  Ensemble III                           2,783,465            70,700          403,214          475,299        316,034        756,318

UNIT VALUE
  Ensemble                          $           --     $          --   $           --   $           --   $     48.191   $         --
  Ensemble II                       $       17.804     $      11.071   $       31.405   $        9.336   $     46.138   $     23.129
  Ensemble III                      $        7.845     $      10.539   $       10.878   $        6.080   $      9.022   $      9.609

                                         JPVF
                                      HIGH YIELD
                                       DIVISION
                                    --------------
ASSETS
Investments at cost                 $   11,439,963
                                    ==============
Investments at market value         $    9,783,716
Accrued investment income                1,044,609
Net premiums receivable                     27,395
                                    --------------
      TOTAL NET ASSETS              $   10,855,720
                                    ==============

NET ASSET DISTRIBUTION
  Ensemble                          $           --
  Ensemble II                            9,925,196
  Ensemble III                             930,524
                                    --------------
      TOTAL NET ASSETS              $   10,855,720
                                    ==============

UNITS OUTSTANDING
  Ensemble                                      --
  Ensemble II                            1,025,680
  Ensemble III                              98,963

UNIT VALUE
  Ensemble                          $           --
  Ensemble II                       $        9.677
  Ensemble III                      $        9.403

See notes to financial statements.

                                       F-3

                                      JPVF          AMERICAN                                     FIDELITY        FIDELITY
                                     MONEY          CENTURY          AYCO         FIDELITY          VIP            VIP
                                     MARKET         VP INT'L        GROWTH       VIP GROWTH    EQUITY-INCOME    HIGH INCOME
                                    DIVISION        DIVISION       DIVISION       DIVISION       DIVISION        DIVISION
                                  -------------   ------------   ------------   ------------   -------------   -------------
ASSETS
Investments at cost                $ 41,374,327   $    897,796   $  1,375,166   $ 59,044,365   $  30,633,149   $   1,530,573
                                   ============   ============   ============   ============   =============   ============
Investments at market value        $ 41,704,834   $    874,512   $  1,327,003   $ 45,708,836   $  29,211,232   $     839,254
Net premiums receivable (payable)       113,945          3,809         12,495         60,201          51,929             (41)
                                   ------------   ------------   ------------   ------------   -------------   -------------
      TOTAL NET ASSETS             $ 41,818,779   $    878,321   $  1,339,498   $ 45,769,037   $  29,263,161   $     839,213
                                   ============   ============   ============   ============   =============   =============

NET ASSET DISTRIBUTION
  Ensemble                         $     10,077   $         --   $         --   $         --   $          --   $          --
  Ensemble II                        30,373,669        465,638      1,001,228     37,618,180      23,853,236         839,213
  Ensemble III                       11,435,033        412,683        338,270      8,150,857       5,409,925              --
                                   ------------   ------------   ------------   ------------   -------------   -------------
      TOTAL NET ASSETS             $ 41,818,779   $    878,321   $  1,339,498   $ 45,769,037   $  29,263,161   $     839,213
                                   ============   ============   ============   ============   =============   =============

UNITS OUTSTANDING
  Ensemble                                  498             --             --             --              --              --
  Ensemble II                         1,569,338         55,076        118,041      2,740,077       1,984,840          97,939
  Ensemble III                        1,076,785         49,854         39,244      1,092,462         527,903              --

UNIT VALUE
  Ensemble                         $     20.230   $         --   $         --   $         --   $          --   $          --
  Ensemble II                      $     19.355   $      8.455   $      8.483   $     13.730   $      12.018   $       8.569
  Ensemble III                     $     10.620   $      8.278   $      8.620   $      7.461   $      10.248   $          --

See notes to financial statements.

                                       F-4

                                     FIDELITY                                                                       PIMCO
                                      VIP II           MFS            MFS         OPPENHEIMER     OPPENHEIMER    TOTAL RETURN
                                    CONTRAFUND       RESEARCH      UTILITIES     STRATEGIC BOND      BOND            BOND
                                     DIVISION        DIVISION       DIVISION       DIVISION        DIVISION        DIVISION
                                   ------------    -----------    -----------    --------------  ------------   ------------
ASSETS
Investments at cost                $ 78,121,475    $26,190,775    $25,059,827    $    4,908,277  $ 25,253,784   $ 11,053,673
                                   ============    ===========    ===========    ==============  ============   ============
Investments at market value        $ 70,971,802    $18,679,606    $19,138,600    $    4,745,342  $ 24,706,351   $ 10,855,588
Accrued investment income                    --             --             --                --            --         33,465
Net premiums receivable (payable)        46,629         12,935         38,701              (454        17,739         89,462
                                   ------------    -----------    -----------    --------------  ------------   ------------
      TOTAL NET ASSETS             $ 71,018,431    $18,692,541    $19,177,301    $    4,744,888  $ 24,724,090   $ 10,978,515
                                   ============    ===========    ===========    ==============  ============   ============

NET ASSET DISTRIBUTION
  Ensemble                         $         --    $        --    $        --    $           --  $     22,146   $         --
  Ensemble II                        65,138,205     15,608,135     15,064,882         3,914,100    23,318,019      8,340,207
  Ensemble III                        5,880,226      3,084,406      4,112,419           830,788     1,383,925      2,638,308
                                   ------------    -----------    -----------    --------------  ------------   ------------
      TOTAL NET ASSETS             $ 71,018,431    $18,692,541    $19,177,301    $    4,744,888  $ 24,724,090   $ 10,978,515
                                   ============    ===========    ===========    ==============  ============   ============

UNITS OUTSTANDING
  Ensemble                                   --             --             --                --           885             --
  Ensemble II                         3,717,434      1,394,567      1,205,647           361,176       973,736        789,647
  Ensemble III                          688,186        437,018        546,652            79,295       124,292        250,252

UNIT VALUE
  Ensemble                         $         --    $        --    $        --    $           --  $     25.015   $         --
  Ensemble II                      $     17.523    $    11.193    $    12.496    $       10.838  $     23.948   $     10.564
  Ensemble III                     $      8.545    $     7.058    $     7.523    $       10.478  $     11.135   $     10.534

                                      TEMPLETON
                                    INTERNATIONAL
                                      DIVISION
                                    -------------
ASSETS
Investments at cost                 $  90,334,355
                                    =============
Investments at market value         $  63,560,110
Accrued investment income                      --
Net premiums receivable (payable)          63,717
                                    -------------
      TOTAL NET ASSETS              $  63,623,827
                                    =============

NET ASSET DISTRIBUTION
  Ensemble                          $          --
  Ensemble II                          61,279,909
  Ensemble III                          2,343,918
                                    -------------
      TOTAL NET ASSETS              $  63,623,827
                                    =============

UNITS OUTSTANDING
  Ensemble                                     --
  Ensemble II                           3,691,844
  Ensemble III                            288,119


UNIT VALUE
  Ensemble                          $          --
  Ensemble II                       $      16.600
  Ensemble III                      $       8.136

See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                             JPF SEPARATE ACCOUNT A

                                                             JPVF                                         JPVF
                                                            GROWTH                                   EMERGING GROWTH
                                                           DIVISION                                     DIVISION
                                        -------------------------------------------- ----------------------------------------------

                                                           YEAR ENDED                                    YEAR ENDED
                                                           DECEMBER 31,                                  DECEMBER 31,
                                        -------------------------------------------  ----------------------------------------------
                                             2001            2000           1999           2001             2000           1999
                                        -------------   -------------   -----------  ---------------   --------------  ------------
Investment Income:
  Dividend income                       $          --   $          --   $        --  $            --   $           --  $         --

Expenses:
  Mortality and expense risk charge           304,714         350,113        63,641          917,323        1,356,635       821,544
                                        -------------   -------------   -----------  ---------------   --------------  ------------
     Net investment loss                     (304,714)       (350,113)      (63,641)        (917,323)      (1,356,635)     (821,544)
                                        -------------   -------------   -----------  ---------------   --------------  ------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
      sale of fund shares                  (2,761,613)        871,852       101,362       (1,394,380)       5,627,874     3,161,020
  Realized gain distributions               2,070,074       2,490,748        36,111       24,908,777       14,494,679            --
                                        -------------   -------------   -----------  ---------------   --------------  ------------
  Realized gain (loss)                       (691,539)      3,362,600       137,473       23,514,397       20,122,553     3,161,020
                                        -------------   -------------   -----------  ---------------   --------------  ------------
  Change in net unrealized gain (loss)
    on investments                        (15,134,412)     (9,399,918)    6,934,317      (72,939,406)     (51,422,188)   59,901,442
                                        -------------   -------------   -----------  ---------------   --------------  ------------
  Increase (decrease) in
    net assets from operations          $ (16,130,665)  $  (6,387,431)  $ 7,008,149  $   (50,342,332)  $  (32,656,270) $ 62,240,918
                                        =============   =============   ===========  ===============   ==============  ============

                                            JPVF
                                       MID-CAP GROWTH
                                          DIVISION
                                       ---------------
                                         PERIOD FROM
                                        MAY 1, 2001(a)
                                              TO
                                         DECEMBER 31,
                                            2001
                                       ---------------
Investment Income:
  Dividend income                      $            --

Expenses:
  Mortality and expense risk charge              5,445
                                       ---------------
    Net investment loss                         (5,445)
                                       ---------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
      sale of fund shares                      (22,163)
  Realized gain distributions                       --
                                       ---------------
  Realized gain (loss)                         (22,163)
                                       ---------------
  Change in net unrealized gain
   (loss)on investments                         35,369
                                       ---------------
  Increase (decrease) in
    net assets from operations         $         7,761
                                       ===============

(a) Commencement of operations

See notes to financial statements.

                                       F-6

                                                      JPVF                                          JPVF
                                                  CAPITAL GROWTH                             GLOBAL HARD ASSETS
                                                     DIVISION                                     DIVISION
                                     ---------------------------------------------   -------------------------------------
                                                  YEAR ENDED DECEMBER 31,                    YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------   -------------------------------------
                                          2001             2000            1999         2001        2000          1999
                                     --------------   -------------   ------------   ----------   ---------    -----------
Investment Income:
  Dividend income                    $           --   $          --   $         --   $   86,058   $  68,661    $     5,738

Expenses:
  Mortality and expense
    risk charge                           2,125,662       2,952,914      2,091,275       40,649      50,110         51,987
                                     --------------   -------------   ------------   ----------   ---------    -----------
    Net investment
      income (loss)                      (2,125,662)     (2,952,914)    (2,091,275)      45,409      18,551        (46,249)
                                     --------------   -------------   ------------   ----------   ---------    -----------

Realized gain (loss) on investments:
  Net realized gain (loss) on
     sale of fund shares                  1,846,918       7,368,381      1,944,106      (92,878)   (422,997)    (1,083,450)
  Realized gain distributions            18,163,212      14,695,994      5,837,977           --          --             --
                                     --------------   -------------   ------------   ----------   ---------    -----------
  Realized gain (loss)                   20,010,130      22,064,375      7,782,083      (92,878)   (422,997)    (1,083,450)
                                     --------------   -------------   ------------   ----------   ---------    -----------
  Change in net unrealized
    gain (loss) on investments          (93,285,337)    (66,896,238)    85,575,214     (610,415)    754,710      1,807,479
                                     --------------   -------------   ------------   ----------   ---------    -----------
  Increase (decrease) in net
    assets from operations           $  (75,400,869)  $ (47,784,777)  $ 91,266,022   $ (657,884)  $ 350,263    $   677,780
                                     ==============   =============   ============   ==========   =========    ===========

                                                       JPVF
                                                  SMALL COMPANY
                                                     DIVISION
                                     -------------------------------------------
                                                YEAR ENDED DECEMBER 31,
                                     -------------------------------------------
                                          2001            2000           1999
                                     ------------   -------------   ------------
Investment Income:
  Dividend income                    $         --   $          --   $    102,370

Expenses:
  Mortality and expense
    risk charge                           639,283         744,921        698,842
                                     ------------   -------------   ------------
    Net investment
     income (loss)                       (639,283)       (744,921)      (596,472)
                                     ------------   -------------   ------------

Realized gain (loss) on investments:
  Net realized gain (loss) on
     sale of fund shares               (4,147,915)       (482,999)    (1,289,759)
  Realized gain distributions                  --              --      1,905,734
                                     ------------   -------------   ------------
  Realized gain (loss)                 (4,147,915)       (482,999)       615,975
                                     ------------   -------------   ------------
  Change in net unrealized
    gain (loss) on investments         (2,377,444)    (15,786,218)    10,478,964
                                     ------------   -------------   ------------
  Increase (decrease) in net
    assets from operations           $ (7,164,642)  $ (17,014,138)  $ 10,498,467
                                     ============   =============   ============

See notes to financial statements.

                                       F-7

                                               JPVF                      JPVF                       JPVF
                                           MID-CAP VALUE                S&P 500                SMALL-CAP VALUE
                                             DIVISION                  DIVISION                   DIVISION
                                          --------------   -------------------------------     ---------------
                                           PERIOD FROM                       PERIOD FROM         PERIOD FROM
                                          MAY 1, 2001(a)                    MAY 1, 2000(a)      MAY 1, 2001(a)
                                               TO           YEAR ENDED          TO                   TO
                                           DECEMBER 31,     DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
                                              2001             2001            2000                 2001
                                          --------------   -------------    --------------     ---------------
Investment Income:
  Dividend income                         $           --   $     910,175    $           --     $           --

Expenses:
  Mortality and expense risk charge               19,690       1,144,157           795,862             21,235
                                          --------------   -------------    --------------     --------------
    Net investment income (loss)                 (19,690)       (233,982)         (795,862)           (21,235)
                                          --------------   -------------    --------------     --------------

Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                          (20,476)     (1,883,367)         (192,057)           (80,553)
  Realized gain distributions                         --              --                --             67,048
                                          --------------   -------------    --------------     --------------
  Realized gain (loss)                           (20,476)     (1,883,367)         (192,057)           (13,505)
                                          --------------   -------------    --------------     --------------
  Change in net unrealized gain (loss)
    on investments                               471,416     (16,600,149)      (11,461,616)           350,321
                                          --------------   -------------    --------------     --------------
  Increase (decrease) in net assets
    from operations                       $      431,250   $ (18,717,498)   $  (12,449,535)    $      315,581
                                          ==============   =============    ==============     ==============

                                                             JPVF
                                                             VALUE
                                                           DIVISION
                                            --------------------------------------
                                                          YEAR ENDED
                                                         DECEMBER 31,
                                            --------------------------------------
                                               2001          2000          1999
                                            ----------    -----------  -----------
Investment Income:
  Dividend income                           $  664,053    $   506,154  $        --

Expenses:
  Mortality and expense risk charge            648,691        538,465      513,429
                                            ----------    -----------  -----------
    Net investment income (loss)                15,362        (32,311)    (513,429)
                                            ----------    -----------  -----------

Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                        802,421        505,076    1,036,064
  Realized gain distributions                   45,794      6,308,193      408,080
                                            ----------    -----------  -----------
  Realized gain (loss)                         848,215      6,813,269    1,444,144
                                            ----------    -----------  -----------
  Change in net unrealized gain (loss)
    on investments                            (783,682)    (1,813,590)   1,596,857
                                            ----------    -----------  -----------
  Increase (decrease) in net assets
    from operations                         $   79,895    $ 4,967,368  $ 2,527,572
                                            ==========    ===========  ===========

(a) Commencement of operations

See notes to financial statements.

                                       F-8

                                                       JPVF                                           JPVF
                                                INTERNATIONAL EQUITY                            WORLD GROWTH STOCK
                                                      DIVISION                                      DIVISION
                                      ----------------------------------------    --------------------------------------------
                                                YEAR ENDED DECEMBER 31,                     YEAR ENDED DECEMBER 31,
                                      ----------------------------------------    --------------------------------------------
                                          2001           2000         1999           2001            2000            1999
                                      ------------   ------------  -----------    ------------     -----------   -------------
Investment Income:
  Dividend income                     $         --   $         --  $        --    $  1,883,691     $ 1,733,049   $     359,571

Expenses:
  Mortality and expense risk
    charge                                 223,986        231,598      129,696       1,028,914       1,139,601       1,061,262
                                      ------------   ------------  -----------    ------------     -----------   -------------
    Net investment
      income (loss)                       (223,986)      (231,598)    (129,696)        854,777         593,448        (701,691)
                                      ------------   ------------  -----------    ------------     -----------   -------------

Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                 (2,316,317)       103,834      720,386         209,998       2,437,436       1,558,287
  Realized gain distributions                   --      1,795,828           --      15,554,954       1,886,862       1,324,887
                                      ------------   ------------  -----------    ------------     -----------   -------------
  Realized gain (loss)                  (2,316,317)     1,899,662      720,386      15,764,952       4,324,298       2,883,174
                                      ------------   ------------  -----------    ------------     -----------   -------------
  Change in net unrealized
    gain (loss) on investments          (4,671,230)    (8,985,478)   4,015,470     (25,732,165)     (4,082,789)     19,480,089
                                      ------------   ------------  -----------    ------------     -----------   -------------
  Increase (decrease) in net
    assets from operations            $ (7,211,533)  $ (7,317,414) $ 4,606,160    $ (9,112,436)    $   834,957   $  21,661,572
                                      ============   ============  ===========    ============     ===========   =============

                                                       JPVF
                                                     BALANCED
                                      ----------------------------------------
                                               YEAR ENDED DECEMBER 31,
                                      ----------------------------------------
                                          2001           2000         1999
                                      ------------   ------------  -----------
Investment Income:
  Dividend income                     $  1,238,595   $    865,274  $     6,369

Expenses:
  Mortality and expense risk
    charge                                 421,996        394,568      322,184
                                      ------------   ------------  -----------
    Net investment
      income (loss)                        816,599        470,705     (315,815)
                                      ------------   ------------  -----------

Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                    (69,068)       517,749      250,283
  Realized gain distributions            2,236,259      2,288,627      589,559
                                      ------------   ------------  -----------
  Realized gain (loss)                   2,167,191      2,806,376      839,842
                                      ------------   ------------  -----------
  Change in net unrealized
    gain (loss) on investments          (5,479,476)    (4,300,965)   6,776,884
                                      ------------   ------------  -----------
  Increase (decrease) in net
    assets from operations            $ (2,495,686)  $ (1,023,884) $ 7,300,911
                                      ============   ============  ===========

See notes to financial statements.

                                       F-9

                                                            JPVF                                                   JPVF
                                                         HIGH YIELD                                            MONEY MARKET
                                                          DIVISION                                               DIVISION
                                        ------------------------------------------        -----------------------------------------
                                                         YEAR ENDED                                             YEAR ENDED
                                                        DECEMBER 31,                                            DECEMBER 31,
                                        ------------------------------------------        -----------------------------------------
                                           2001              2000           1999             2001            2000            1999
                                        -----------       ---------       --------        ----------     -----------      ---------
Investment Income:
  Dividend income                       $ 1,048,879       $ 502,390       $434,055        $1,209,076     $ 1,005,509      $      --

Expenses:
  Mortality and expense
    risk charge                             103,284          56,490         55,669           302,228         190,392        177,261
                                        -----------       ---------       --------        ----------     -----------      ---------
    Net investment income
      (loss)                                945,595         445,900        378,386           906,848         815,117       (177,261)
                                        -----------       ---------       --------        ----------     -----------      ---------
Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                    (670,544)       (180,987)       (40,844)           58,019         337,672        142,086
  Realized gain distributions                    --              --            --                 --              --             --
                                        -----------       ---------       --------        ----------     -----------      ---------
  Realized gain (loss)                     (670,544)       (180,987)       (40,844)           58,019         337,672        142,086
                                        -----------       ---------       --------        ----------     -----------      ---------
  Change in net unrealized
    gain (loss)
    on investments                         (423,719)       (820,279)      (124,383)          (37,017)       (124,029)       740,327
                                        -----------       ---------       --------        ----------     -----------      ---------
  Increase (decrease) in net
    assets from operations              $  (148,668)      $(555,365)      $213,159        $  927,850     $ 1,028,760      $ 705,152
                                        ===========       =========       ========        ==========     ===========      =========

                                          AMERICAN
                                          CENTURY               AYCO
                                          VP INT'L             GROWTH
                                          DIVISION            DIVISION
                                       --------------      --------------
                                        PERIOD FROM         PERIOD FROM
                                       MAY 10, 2001(a)     MAY 14, 2001(a)
                                             TO                  TO
                                        DECEMBER 31,        DECEMBER 31,
                                       --------------      --------------
                                            2001                 2001
                                       --------------      --------------
Investment Income:
  Dividend income                      $           --      $        4,393

Expenses:
  Mortality and expense
    risk charge                                 2,074               4,124
                                       --------------      --------------
    Net investment income
      (loss)                                   (2,074)                269
                                       --------------      --------------
Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                        (3,942)            (23,658)
  Realized gain distributions                      --               4,060
                                       --------------      --------------
  Realized gain (loss)                         (3,942)            (19,598)
                                       --------------      --------------
  Change in net unrealized
    gain (loss)
    on investments                            (23,284)            (48,163)
                                       --------------      --------------
  Increase (decrease) in net
    assets from operations             $      (29,300)     $      (67,492)
                                       ==============      ==============

(a) Commencement of operations

See notes to financial statements.

                                      F-10

                                                         FIDELITY                                        FIDELITY
                                                        VIP GROWTH                                   VIP EQUITY-INCOME
                                                         DIVISION                                        DIVISION
                                        -------------------------------------------   ------------------------------------------
                                                  YEAR ENDED DECEMBER 31,                        YEAR ENDED DECEMBER 31,
                                        -------------------------------------------   ------------------------------------------
                                            2001           2000            1999           2001            2000           1999
                                        ------------    ------------    -----------   ------------    -----------    -----------
Investment Income:
  Dividend income                       $     33,827    $     51,812    $    17,820   $    337,571    $   169,945    $    69,348

Expenses:
  Mortality and expense risk charge          370,544         478,737        233,111        223,521        118,177         67,673
                                        ------------    ------------    -----------   ------------    -----------    -----------
    Net investment income (loss)            (336,717)       (426,925)      (215,291)       114,050         51,768          1,675
                                        ------------    ------------    -----------   ------------    -----------    -----------

Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                   (2,128,756)        653,539         59,375     (1,087,877)      (107,875)        85,743
  Realized gain distributions              3,179,782       5,155,385      1,120,427        948,415        640,257        153,295
                                        ------------    ------------    -----------   ------------    -----------    -----------
  Realized gain (loss)                     1,051,026       5,808,924      1,179,802       (139,462)       532,382        239,038
                                        ------------    ------------    -----------   ------------    -----------    -----------
  Change in net unrealized gain
    (loss) on investments                 (9,701,970)    (12,947,695)     8,178,073     (2,185,999)       710,866       (139,539)
                                        ------------    ------------    -----------   ------------    -----------    -----------
  Increase (decrease) in net
    assets from operations              $ (8,987,661)   $ (7,565,696)   $ 9,142,584   $ (2,211,411)   $ 1,295,016    $   101,174
                                        ============    ============    ===========   ============    ===========    ===========

                                                        FIDELITY
                                                    VIP HIGH INCOME
                                                        DIVISION
                                        --------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                        --------------------------------------
                                            2001        2000           1999
                                        ----------   -----------    ----------
Investment Income:
  Dividend income                       $  128,942   $   112,681    $  224,955

Expenses:
  Mortality and expense risk charge          8,707        12,540        19,003
                                        ----------   -----------    ----------
    Net investment income (loss)           120,235       100,141       205,952
                                        ----------   -----------    ----------

Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                    (81,067)      (78,081)     (120,010)
  Realized gain distributions                   --            --         8,409
                                        ----------   -----------    ----------
  Realized gain (loss)                     (81,067)      (78,081)     (111,601)
                                        ----------   -----------    ----------
  Change in net unrealized gain
    (loss) on investments                 (165,591)     (362,423)       63,150
                                        ----------   -----------    ----------
  Increase (decrease) in net
    assets from operations              $ (126,423)  $  (340,364)   $  157,501
                                        ==========   ===========    ==========

See notes to financial statements.

                                      F-11

                                                         FIDELITY                                        MFS
                                                     VIP II CONTRAFUND                                 RESEARCH
                                                         DIVISION                                      DIVISION
                                        -------------------------------------------   ------------------------------------------
                                                  YEAR ENDED DECEMBER 31,                        YEAR ENDED DECEMBER 31,
                                        -------------------------------------------   ------------------------------------------
                                            2001            2000           1999           2001            2000           1999
                                        ------------    ------------   ------------   ------------    -----------    -----------
Investment Income:
   Dividend income                      $    528,505    $    226,833   $    215,838   $      2,688    $     5,206    $    13,020

Expenses:
   Mortality and expense
      risk charge                            601,120         624,100        461,629        177,273        170,934         65,517
                                        ------------    ------------   ------------   ------------    -----------    -----------
   Net investment income (loss)              (72,615)       (397,267)      (245,791)      (174,585)      (165,728)       (52,497)
                                        ------------    ------------   ------------   ------------    -----------    -----------

Realized gain (loss) on investments:
   Net realized gain (loss) on
      sale of fund shares                   (306,936)        330,254      1,161,891     (2,061,351)       173,047        107,800
   Realized gain distributions             1,865,312       8,234,034      1,582,814      2,582,798        893,527         68,803
                                        ------------    ------------   ------------   ------------    -----------    -----------
   Realized gain                           1,558,376       8,564,288      2,744,705        521,447      1,066,574        176,603
                                        ------------    ------------   ------------   ------------    -----------    -----------
   Change in net unrealized
      gain (loss) on investments         (11,152,353)    (13,587,712)     9,007,322     (6,103,869)    (3,447,864)     1,704,948
                                        ------------    ------------   ------------   ------------    -----------    -----------
   Increase (decrease) in net
      assets from operations            $ (9,666,592)   $ (5,420,691)  $ 11,506,236   $ (5,757,007)   $(2,547,018)   $ 1,829,054
                                        ============    ============   ============   ============    ===========    ===========

                                                          MFS
                                                        RESEARCH
                                                        DIVISION
                                        ---------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                        ---------------------------------------
                                            2001          2000          1999
                                        -----------   -----------   -----------
Investment Income:
   Dividend income                      $   682,092   $   158,796   $    60,485

Expenses:
   Mortality and expense
      risk charge                           182,257       157,678        68,471
                                        -----------   -----------   -----------
   Net investment income (loss)             499,835         1,118        (7,986)
                                        -----------   -----------   -----------

Realized gain (loss) on investments:
   Net realized gain (loss) on
      sale of fund shares                  (837,941)      282,800       154,941
   Realized gain distributions            1,788,772     1,197,110       304,120
                                        -----------   -----------   -----------
   Realized gain                            950,831     1,479,910       459,061
                                        -----------   -----------   -----------
   Change in net unrealized
      gain (loss) on investments         (7,616,458)     (673,819)    2,096,308
                                        -----------   -----------   -----------
   Increase (decrease) in net
      assets from operations            $(6,165,792)  $   807,209   $ 2,547,383
                                        ===========   ===========   ===========

See notes to financial statements.

                                      F-12

                                                        OPPENHEIMER                                  OPPENHEIMER
                                                       STRATEGIC BOND                                    BOND
                                                         DIVISION                                      DIVISION
                                        -------------------------------------------   ------------------------------------------
                                                        YEAR ENDED                                    YEAR ENDED
                                                        DECEMBER 31,                                  DECEMBER 31,
                                        -------------------------------------------   ------------------------------------------
                                            2001            2000           1999           2001            2000           1999
                                        ------------    ------------    -----------   ------------    -----------    -----------
Investment Income:
   Dividend income                      $    120,348    $    271,522    $   109,302   $  1,824,687    $ 1,614,943    $   861,797

Expenses:
   Mortality and expense risk charge          41,015          31,880         20,608        221,963        185,726        173,390
                                        ------------    ------------    -----------   ------------    -----------    -----------
      Net investment income                   79,333         239,642         88,694      1,602,724      1,429,217        688,407
                                        ------------    ------------    -----------   ------------    -----------    -----------

Realized gain (loss) on investments:
   Net realized gain (loss) on
      sale of fund shares                    (70,108)        (34,163)       (19,086)      (427,596)      (194,080)      (134,605)
   Realized gain distributions               177,060              --             --             --             --         82,763
                                        ------------    ------------    -----------   ------------    -----------    -----------
   Realized gain (loss)                      106,952         (34,163)       (19,086)      (427,596)      (194,080)       (51,842)
                                        ------------    ------------    -----------   ------------    -----------    -----------
   Change in net unrealized
      gain (loss) on investments             (18,716)       (146,954)       (22,018)       462,079       (172,794)    (1,114,314)
                                        ------------    ------------    -----------   ------------    -----------    -----------
   Increase (decrease) in net assets
      from operations                   $    167,569    $     58,525    $    47,590   $  1,637,207    $ 1,062,343    $  (477,749)
                                        ============    ============    ===========   ============    ===========    ===========

                                         PIMCO
                                      TOTAL RETURN                  TEMPLETON
                                          BOND                    INTERNATIONAL
                                        DIVISION                    DIVISION
                                      -------------  -------------------------------------------
                                      PERIOD FROM
                                      MAY 1, 2001(a)                YEAR ENDED
                                          TO                       DECEMBER 31,
                                      DECEMBER 31,   -------------------------------------------
                                         2001           2001           2000          1999
                                      ------------   ------------   -----------    -------------
Investment Income:
   Dividend income                    $    186,414   $  2,001,040   $ 1,393,891    $   1,540,020

Expenses:
   Mortality and expense risk charge        38,528        588,470       632,371          529,156
                                      ------------   ------------   -----------    -------------
      Net investment income                147,886      1,412,570       761,520        1,010,864
                                      ------------   ------------   -----------    -------------

Realized gain (loss) on investments:
   Net realized gain (loss) on
      sale of fund shares                   53,809     (1,697,334)      157,164          338,691
   Realized gain distributions             198,234     15,006,822     8,237,080        5,349,542
                                      ------------   ------------   -----------    -------------
   Realized gain (loss)                    252,043     13,309,488     8,394,244        5,688,233
                                      ------------   ------------   -----------    -------------
   Change in net unrealized
      gain (loss) on investments          (198,085)   (26,911,075)  (11,224,839)       5,803,054
                                      ------------   ------------   -----------    -------------
   Increase (decrease) in net assets
      from operations                 $    201,844   $(12,189,017)  $(2,069,075)   $  12,502,151
                                      ============   ============   ===========    =============

(a) Commencement of operations

See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT A


                                                            JPVF                                            JPVF
                                                           GROWTH                                         EMERGING
                                                          DIVISION                                     GROWTH DIVISION
                                        --------------------------------------------   --------------------------------------------

                                                          YEAR ENDED                                     YEAR ENDED
                                                         DECEMBER 31,                                   DECEMBER 31,
                                        --------------------------------------------   --------------------------------------------
                                            2001            2000            1999            2001            2000          1999
                                        ------------    ------------    ------------   -------------   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment loss                  $   (304,714)   $   (350,113)   $    (63,641)  $    (917,323)  $  (1,356,635) $    (821,544)
   Net realized gain (loss)
      on investments                        (691,539)      3,362,600         137,473      23,514,397      20,122,553      3,161,020
   Change in net unrealized gain
      (loss) on investments              (15,134,412)     (9,399,918)      6,934,317     (72,939,406)    (51,422,188)    59,901,442
                                        ------------    ------------    ------------   -------------   -------------  -------------
Increase (decrease) in net
   assets from operations                (16,130,665)     (6,387,431)      7,008,149     (50,342,332)    (32,656,270)    62,240,918
Contractholder transactions--Note G:
   Transfers of net premiums              10,617,057       9,567,778       2,139,922      23,671,693      23,206,293     17,827,633
   Transfers from/to General Account
      and within Separate Account, net       884,244      22,921,819      11,691,084       3,375,107       1,772,323     (2,063,189)
   Transfers of cost of insurance         (4,217,403)     (2,693,019)       (554,122)     (8,730,858)     (8,236,945)    (5,826,562)
   Transfers on account of death             (17,247)       (275,452)           (857)       (169,821)       (359,625)      (165,890)
   Transfers on account of other
      terminations                          (305,865)        (80,267)        (35,596)       (676,835)     (1,206,056)      (732,498)
                                        ------------    ------------    ------------   -------------   -------------  -------------
Net increase in net assets derived
   from contractholder
   transactions                            6,960,786      29,440,859      13,240,431      17,469,286      15,175,990      9,039,494
Net increase (decrease) in net assets     (9,169,879)     23,053,428      20,248,580     (32,873,046)    (17,480,280)    71,280,412
                                        ------------    ------------    ------------   -------------   -------------  -------------
Balance at beginning of period            44,958,045      21,904,617       1,656,037     132,702,245     150,182,525     78,902,113
                                        ------------    ------------    ------------   -------------   -------------  -------------
Balance at end of period                $ 35,788,166    $ 44,958,045    $ 21,904,617   $  99,829,199   $ 132,702,245  $ 150,182,525
                                        ============    ============    ============   =============   =============  =============

                                              JPVF
                                             MID-CAP                         JPVF
                                             GROWTH                         CAPITAL
                                            DIVISION                    GROWTH DIVISION
                                          ------------   ---------------------------------------------
                                           PERIOD FROM
                                          MAY 1, 2001(a)                  YEAR ENDED
                                              TO                         DECEMBER 31,
                                           DECEMBER 31,  ---------------------------------------------
                                              2001            2001           2000             1999
                                          ------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment loss                    $     (5,445)  $  (2,125,662)  $  (2,952,914)  $  (2,091,275)
   Net realized gain (loss)
      on investments                           (22,163)     20,010,130      22,064,375       7,782,083
   Change in net unrealized gain
      (loss) on investments                     35,369     (93,285,337)    (66,896,238)     85,575,214
                                          ------------   -------------   -------------   -------------
Increase (decrease) in net
   assets from operations                        7,761     (75,400,869)    (47,784,777)     91,266,022
Contractholder transactions--Note G:
   Transfers of net premiums                   313,887      41,761,288      44,411,170      36,826,017
   Transfers from/to General Account
      and within Separate Account, net       2,337,564     (14,253,789)     (2,802,881)     11,080,254
   Transfers of cost of insurance              (76,945)    (17,938,787)    (16,900,670)    (13,445,085)
   Transfers on account of death                    --        (682,475)       (498,478)       (341,019)
   Transfers on account of other
      terminations                              (7,616)     (2,285,132)     (3,093,260)     (2,211,653)
                                          ------------   -------------   -------------   -------------
Net increase in net assets derived
   from contractholder
   transactions                              2,566,890       6,601,105      21,115,881      31,908,514
Net increase (decrease) in net assets        2,574,651     (68,799,764)    (26,668,896)    123,174,536
                                          ------------   -------------   -------------   -------------
Balance at beginning of period                      --     286,650,465     313,319,361     190,144,825
                                          ------------   -------------   -------------   -------------
Balance at end of period                  $  2,574,651   $ 217,850,701   $ 286,650,465   $ 313,319,361
                                          ============   =============   =============   =============

(a) Commencement of operations

See notes to financial statements.

                                      F-14


                                                            JPVF                                            JPVF
                                                      GLOBAL HARD ASSETS                                SMALL COMPANY
                                                          DIVISION                                        DIVISION
                                        --------------------------------------------   --------------------------------------------

                                                          YEAR ENDED                                     YEAR ENDED
                                                         DECEMBER 31,                                   DECEMBER 31,
                                        --------------------------------------------   --------------------------------------------
                                            2001            2000            1999            2001            2000          1999
                                        ------------    ------------    ------------   -------------   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)         $     45,409    $     18,551    $    (46,249)  $    (639,283)  $    (744,921) $    (596,472)
   Net realized loss on investments          (92,878)       (422,997)     (1,083,450)     (4,147,915)       (482,999)       615,975
   Change in net unrealized gain
      (loss) on investments                 (610,415)        754,710       1,807,479      (2,377,444)    (15,786,218)    10,478,964
                                        ------------    ------------    ------------   -------------   -------------  -------------
Increase (decrease) in net
   assets from operations                   (657,884)        350,263         677,780      (7,164,642)    (17,014,138)    10,498,467
Contractholder transactions--Note G:
   Transfers of net premiums                 813,772         951,609       1,235,187      11,503,657      11,362,805     13,211,682
   Transfers from/to General Account
      and within Separate Account, net      (525,519)     (1,222,633)       (275,408)     (1,240,423)     (1,700,830)   (11,233,252)
   Transfers of cost of insurance           (441,443)       (428,116)       (460,243)     (5,187,233)     (4,790,620)    (5,181,027)
   Transfers on account of death              (7,600)        (15,262)         (5,186)       (116,905)       (186,760)      (207,494)
   Transfers on account of other
      terminations                           (20,761)       (101,890)        (80,350)       (638,874)     (1,020,848)      (940,537)
                                        ------------    ------------    ------------   -------------   -------------  -------------
Net increase (decrease) in net assets
   derived from contractholder
   transactions                             (181,551)       (816,292)        414,000       4,320,222       3,663,747     (4,350,628)
Net increase (decrease) in net assets       (839,435)       (466,029)      1,091,780      (2,844,420)    (13,350,391)     6,147,839
                                        ------------    ------------    ------------   -------------   -------------  -------------
Balance at beginning of period             5,029,360       5,495,389       4,403,609      77,326,280      90,676,671     84,528,832
                                        ------------    ------------    ------------   -------------   -------------  -------------
Balance at end of period                $  4,189,925    $  5,029,360    $  5,495,389   $  74,481,860   $  77,326,280  $  90,676,671
                                        ============    ============    ============   =============   =============  =============

                                            JPVF                     JPVF
                                        MID-CAP VALUE               S&P 500
                                          DIVISION                 DIVISION
                                        --------------   -----------------------------
                                         PERIOD FROM                      PERIOD FROM
                                        MAY 1, 2001(a)       YEAR        MAY 1, 2001(a)
                                             TO              ENDED             TO
                                         DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                             2001            2001            2000
                                        --------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)         $      (19,690)  $    (233,982)  $    (795,862)
   Net realized loss on investments            (20,476)     (1,883,367)       (192,057)
   Change in net unrealized gain
      (loss) on investments                    471,416     (16,600,149)    (11,461,616)
                                        --------------   -------------   -------------
Increase (decrease) in net
   assets from operations                      431,250     (18,717,498)    (12,449,535)
Contractholder transactions--Note G:
   Transfers of net premiums                   809,646      34,363,866      46,672,630
   Transfers from/to General Account
      and within Separate Account, net       8,443,130      15,189,121      99,956,538
   Transfers of cost of insurance             (174,492)    (12,931,064)     (6,427,808)
   Transfers on account of death                (4,619)       (247,448)        (49,171)
   Transfers on account of other
      terminations                             (16,145)       (809,409)       (924,582)
                                        --------------   -------------   -------------
Net increase (decrease) in net assets
   derived from contractholder
   transactions                              9,057,520      35,565,066     139,227,607
Net increase (decrease) in net assets        9,488,770      16,847,568     126,778,072
                                        --------------   -------------   -------------
Balance at beginning of period                      --     126,778,072              --
                                        --------------   -------------   -------------
Balance at end of period                $    9,488,770   $ 143,625,640   $ 126,778,072
                                        ==============   =============   =============

(a) Commencement of operations

See notes to financial statements.

                                      F-15

                                            JPVF                             JPVF
                                       SMALL-CAP VALUE                       VALUE
                                          DIVISION                         DIVISION
                                       ---------------  --------------------------------------------
                                         PERIOD FROM
                                        MAY 1, 2001(a)                  YEAR ENDED
                                            TO                         DECEMBER 31,
                                         DECEMBER 31,   --------------------------------------------
                                            2001           2001            2000             1999
                                        --------------  ------------    ------------   -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)         $      (21,235) $     15,362    $    (32,311)  $    (513,429)
   Net realized gain (loss) on
      investments                              (13,505)      848,215       6,813,269       1,444,144
   Change in net unrealized gain
      (loss) on investments                    350,321      (783,682)     (1,813,590)      1,596,857
                                        --------------  ------------    ------------   -------------
Increase (decrease) in net
   assets from operations                      315,581        79,895       4,967,368       2,527,572
Contractholder transactions--Note G:
   Transfers of net premiums                   798,336     1,611,155       9,379,960      10,779,535
   Transfers from/to General Account
      and within Separate Account, net      10,564,303     9,113,440      (5,240,545)     (2,106,086)
   Transfers of cost of insurance             (192,977)    5,338,780)     (3,589,313)     (3,899,334)
   Transfers on account of death                    --      (222,456)       (178,766)       (104,919)
   Transfers on account of other
      terminations                             (32,220)     (536,732)       (662,267)       (534,017)
                                        --------------  ------------    ------------   -------------
Net increase (decrease) in net assets
   derived from contractholder
   transactions                             11,137,442    14,626,627        (290,931)      4,135,179
Net increase (decrease) in net assets       11,453,023    14,706,522       4,676,437       6,662,751
                                        --------------  ------------    ------------   -------------
Balance at beginning of period                      --    63,804,821      59,128,384      52,465,633
                                        --------------  ------------    ------------   -------------
Balance at end of period                $   11,453,023  $ 78,511,343    $ 63,804,821   $  59,128,384
                                        ==============  ============    ============   =============


                                                            JPVF                                            JPVF
                                                     INTERNATIONAL EQUITY                           WORLD GROWTH STOCK
                                                          DIVISION                                        DIVISION
                                        -------------------------------------------   ---------------------------------------------

                                                          YEAR ENDED                                     YEAR ENDED
                                                         DECEMBER 31,                                   DECEMBER 31,
                                        -------------------------------------------   ---------------------------------------------
                                            2001            2000            1999            2001           2000           1999
                                        -------------  -------------   ------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)         $    (223,986) $    (231,598)  $   (129,696)  $     854,777   $     593,448   $    (701,691)
   Net realized gain (loss) on
      investments                          (2,316,317)     1,899,662        720,386      15,764,952       4,324,298       2,883,174
   Change in net unrealized gain
      (loss) on investments                (4,671,230)    (8,985,478)     4,015,470     (25,732,165)     (4,082,789)     19,480,089
                                        -------------  -------------   ------------   -------------   -------------   -------------
Increase (decrease) in net
   assets from operations                  (7,211,533)    (7,317,414)     4,606,160      (9,112,436)        834,957      21,661,572
Contractholder transactions--Note G:
   Transfers of net premiums                7,334,900      6,666,735      3,996,999      13,554,606      15,071,399      16,845,423
   Transfers from/to General Account
      and within Separate Account, net      1,778,026      7,405,625      5,710,860      (9,530,866)     (9,527,656)    (19,163,711)
   Transfers of cost of insurance          (2,447,096)    (1,741,233)    (1,006,092)     (7,673,705)     (6,718,125)     (7,185,745)
   Transfers on account of death               (6,500)       (55,212)        (1,803)       (199,008)       (436,749)       (284,192)
   Transfers on account of other
      terminations                           (202,013)       (91,893)       (22,117)     (1,352,555)     (1,392,772)     (1,514,073)
                                        -------------  -------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net assets
   derived from contractholder
   transactions                             6,457,317     12,184,022      8,677,847      (5,201,528)     (3,003,903)    (11,302,298)
Net increase (decrease) in net assets        (754,216)     4,866,608     13,284,007     (14,313,964)     (2,168,946)     10,359,274
                                        -------------  -------------   ------------   -------------   -------------   -------------
Balance at beginning of period             26,288,006     21,421,398      8,137,391     125,388,875     127,557,821     117,198,547
                                        -------------  -------------   ------------   -------------   -------------   -------------
Balance at end of period                $  25,533,790  $  26,288,006   $ 21,421,398   $ 111,074,911   $ 125,388,875   $ 127,557,821
                                        =============  =============   ============   =============   =============   =============

(a) Commencement of operations

See notes to financial statements.

                                      F-16

                                                JPVF                                      JPVF
                                              BALANCED                                  HIGH YIELD
                                              DIVISION                                   DIVISION
                             ------------------------------------------   ------------------------------------------
                                        YEAR ENDED DECEMBER 31,                    YEAR ENDED DECEMBER 31,
                             ------------------------------------------   ------------------------------------------
                                  2001           2000           1999          2001            2000          1999
                             ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET
 ASSETS
Operations:
   Net investment income
     (loss)                  $    816,599   $    470,705   $   (315,815)  $    945,595   $    445,900   $    378,386
   Net realized gain
     (loss) on investments      2,167,191      2,806,376        839,842       (670,544)      (180,987)       (40,844)
   Change in net
     unrealized gain
     (loss) on investments     (5,479,476)    (4,300,965)     6,776,884       (423,719)      (820,279)      (124,383)
                             ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net
   assets from operations      (2,495,686)    (1,023,884)     7,300,911       (148,668)      (555,365)       213,159
Contractholder
   transactions--
   Note G:
   Transfers of net
     premiums                   9,562,844      5,702,158      5,826,918      2,208,555      1,108,847      1,611,508
   Transfers from/to
     General Account and
     within Separate
     Account, net                 407,634      1,598,796       (749,285)     4,030,114       (237,886)      (711,546)
   Transfers of cost of
     insurance                 (4,003,679)    (2,430,919)    (2,143,582)      (839,764)      (350,673)      (376,460)
   Transfers on account of
     death                       (135,713)       (30,573)       (33,556)       (14,739)           (19)          (342)
   Transfers on account of
     other terminations          (456,300)      (284,620)      (372,514)       (41,420)       (20,769)        (2,318)
                             ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in
   net assets derived
   from contractholder
   transactions                 5,374,786      4,554,842      2,527,981      5,342,746        499,500        520,842

Net increase (decrease) in
   net assets                   2,879,100      3,530,958      9,828,892      5,194,078        (55,865)       734,001
                             ------------   ------------   ------------   ------------   ------------   ------------
Balance at beginning of
   period                      45,882,221     42,351,263     32,522,371      5,661,642      5,717,507      4,983,506
                             ------------   ------------   ------------   ------------   ------------   ------------
Balance at end of period     $ 48,761,321   $ 45,882,221   $ 42,351,263   $ 10,855,720   $  5,661,642   $  5,717,507
                             ============   ============   ============   ============   ============   ============

                                                    JPVF
                                                 MONEY MARKET
                                                   DIVISION
                             ------------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                             ------------------------------------------------
                                  2001              2000             1999
                             --------------    -------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS
Operations:
   Net investment income
     (loss)                  $      906,848    $     815,117  $      (177,261)
   Net realized gain
     (loss) on investments           58,019          337,672          142,086
   Change in net
     unrealized gain
     (loss) on investments          (37,017)        (124,029)         740,327
                             --------------    -------------  ---------------
Increase (decrease) in net
   assets from operations           927,850        1,028,760          705,152
Contractholder
   transactions--
   Note G:
   Transfers of net
     premiums                    13,053,447        5,787,297        7,019,291
   Transfers from/to
     General Account and
     within Separate
     Account, net                10,993,853       (7,740,520)       2,287,638
   Transfers of cost of
     insurance                   (3,938,558)      (1,492,776)      (1,446,885)
   Transfers on account of
     death                           (3,788)        (166,888)          (7,579)
   Transfers on account of
     other terminations            (235,155)        (306,010)        (190,803)
                             --------------    -------------  ---------------
Net increase (decrease) in
   net assets derived
   from contractholder
   transactions                  19,869,799       (3,918,897)       7,661,662

Net increase (decrease) in
   net assets                    20,797,649       (2,890,137)       8,366,814
                             --------------    -------------  ---------------
Balance at beginning of
   period                        21,021,130       23,911,267       15,544,453
                             --------------    -------------  ---------------
Balance at end of period     $   41,818,779    $  21,021,130  $    23,911,267
                             ==============    =============  ===============

See notes to financial statements.

                                      F-17

                                  AMERICAN CENTURY                                              FIDELITY
                                      VP INT'L              AYCO                               VIP GROWTH
                                      DIVISION         GROWTH DIVISION                          DIVISION
                                -----------------     -----------------    --------------------------------------------------------
                                   PERIOD FROM          PERIOD FROM
                                 MAY 10, 2001(a)       MAY 14, 2001(a)                          YEAR ENDED
                                       TO                   TO                                 DECEMBER 31,
                                   DECEMBER 31,         DECEMBER 31,       --------------------------------------------------------
                                      2001                 2001                2001               2000                   1999
                                -----------------     ----------------     --------------    ----------------     -----------------
INCREASE (DECREASE) NET
IN ASSETS
Operations:
   Net investment income
     (loss)                     $          (2,074)    $            269     $     (336,717)   $       (426,925)    $        (215,291)
   Net realized gain (loss)
     on investments                        (3,942)             (19,598)         1,051,026           5,808,924             1,179,802
   Change in net unrealized
     gain (loss)
     on investments                       (23,284)             (48,163)        (9,701,970)        (12,947,695)            8,178,073
                                -----------------     ----------------     --------------    ----------------     -----------------
Increase (decrease) in net
   assets from operations                 (29,300)             (67,492)        (8,987,661)         (7,565,696)            9,142,584
Contractholder transactions--
   Note G:
   Transfers of net premiums              190,153              233,953         12,754,366          12,312,261             7,194,482
   Transfers from/to General
     Account and within
     Separate Account, net                763,846            1,249,251         (5,277,961)          7,241,571            23,690,440
   Transfers of cost of
     insurance                            (45,960)             (78,183)        (5,226,111)         (3,898,371)           (1,881,297)
   Transfers on account of
     death                                     --                   --           (114,202)            (56,144)               (4,024)
   Transfers on account of
     other terminations                      (418)               1,969           (336,915)           (524,075)             (161,248)
                                -----------------     ----------------     --------------    ----------------     -----------------
Net increase in net assets
   derived from
   contractholder
   transactions                           907,621            1,406,990          1,799,177          15,075,242            28,838,353
Net increase (decrease) in
   net assets                             878,321            1,339,498         (7,188,484)          7,509,546            37,980,937
                                -----------------     ----------------     --------------    ----------------     -----------------
Balance at beginning of
   period                                      --                   --         52,957,521          45,447,975             7,467,038
                                -----------------     ----------------     --------------    ----------------     -----------------
Balance at end of period        $         878,321     $      1,339,498     $   45,769,037    $     52,957,521     $      45,447,975
                                =================     ================     ==============    ================     =================

                                                            FIDELITY
                                                        VIP EQUITY-INCOME
                                                            DIVISION
                                    ---------------------------------------------------------------

                                                            YEAR ENDED
                                                           DECEMBER 31,
                                    --------------------------------------------------------------
                                           2001                  2000                  1999
                                    ------------------     ----------------     ------------------
INCREASE (DECREASE) NET
IN ASSETS
Operations:
   Net investment income
     (loss)                         $          114,050     $         51,768     $            1,675
   Net realized gain (loss)
     on investments                           (139,462)             532,382                239,038
   Change in net unrealized
     gain (loss)
     on investments                         (2,185,999)             710,866               (139,539)
                                    ------------------     ----------------     ------------------
Increase (decrease) in net
   assets from operations                   (2,211,411)           1,295,016                101,174
Contractholder transactions--
   Note G:
   Transfers of net premiums                 6,503,461            3,896,235              3,054,942
   Transfers from/to General
     Account and within
     Separate Account, net                   8,416,756            6,031,526              3,139,659
   Transfers of cost of
     insurance                              (2,814,115)          (1,165,558)              (699,983)
   Transfers on account of
     death                                     (34,549)              (1,099)                    --
   Transfers on account of
     other terminations                       (165,648)             (94,131)               (34,625)
                                    ------------------     ----------------     ------------------
Net increase in net assets
   derived from
   contractholder
   transactions                             11,905,905            8,666,973              5,459,993
Net increase (decrease) in
   net assets                                9,694,494            9,961,989              5,561,167
                                    ------------------     ----------------     ------------------
Balance at beginning of
   period                                   19,568,667            9,606,678              4,045,511
                                    ------------------     ----------------     ------------------
Balance at end of period            $       29,263,161     $     19,568,667     $        9,606,678
                                    ==================     ================     ==================

(a) Commencement of operations

See notes to financial statements.

                                      F-18

                                      FIDELITY VIP HIGH INCOME DIVISION                  FIDELITY VIP II CONTRAFUND DIVISION
                              --------------------------------------------------  -------------------------------------------------
                                           YEAR ENDED DECEMBER 31,                             YEAR ENDED DECEMBER 31,
                              --------------------------------------------------  --------------------------------  ---------------
                                    2001             2000             1999             2001              2000             1999
                              ----------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
 ASSETS
Operations:
   Net investment income
     (loss)                   $        120,235  $       100,141  $       205,952  $       (72,615) $      (397,267) $      (245,791)
   Net realized gain (loss)
     on investments                    (81,067)         (78,081)        (111,601)       1,558,376        8,564,288        2,744,705
   Change in net unrealized
     gain (loss) on
     investments                      (165,591)        (362,423)          63,150      (11,152,353)     (13,587,712)       9,007,322
                              ----------------  ---------------  ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net
   assets from operations             (126,423)        (340,364)         157,501       (9,666,592)      (5,420,691)      11,506,236
Contractholder transactions--
   Note G:
   Transfers of net premiums               265            1,315            4,917       15,220,208       14,891,160       12,582,864
   Transfers from/to
     General Account and
     within Separate
     Account, net                      (51,738)        (282,208)        (837,892)      (1,089,914)       4,184,142        3,316,146
   Transfers of cost of
     insurance                         (45,606)         (54,301)        (102,685)      (6,101,543)      (4,656,439)      (3,837,642)
   Transfers on account of
     death                                 (12)              --              (11)        (109,272)         (41,957)         (52,782)
   Transfers on account of
     other terminations                 (3,536)         (14,037)          (8,950)        (465,535)        (725,637)        (255,359)
                              ----------------  ---------------  ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in
   net assets derived from
   contractholder
   transactions                       (100,627)        (349,231)        (944,621)       7,453,944       13,651,269       11,753,227
Net increase (decrease) in
   net assets                         (227,050)        (689,595)        (787,120)      (2,212,648)       8,230,578       23,259,463
                              ----------------  ---------------  ---------------  ---------------  ---------------  ---------------
Balance at beginning of              1,066,263        1,755,858        2,542,978       73,231,079       65,000,501       41,741,038
   period
                              ----------------  ---------------  ---------------  ---------------  ---------------  ---------------
Balance at end of period      $        839,213  $     1,066,263  $     1,755,858  $    71,018,431  $    73,231,079  $    65,000,501
                              ================  ===============  ===============  ===============  ===============  ===============

                                              MFS RESEARCH DIVISION
                                --------------------------------------------------
                                             YEAR ENDED DECEMBER 31,
                                -------------------------------------------------
                                     2001             2000             1999
                                ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
 ASSETS
Operations:
   Net investment income
     (loss)                     $      (174,585) $      (165,728) $       (52,497)
   Net realized gain (loss)
     on investments                     521,447        1,066,574          176,603
   Change in net unrealized
     gain (loss) on
     investments                     (6,103,869)      (3,447,864)       1,704,948
                                ---------------  ---------------  ---------------
Increase (decrease) in net
   assets from operations            (5,757,007)      (2,547,018)       1,829,054
Contractholder transactions--
   Note G:
   Transfers of net premiums          5,750,100        4,586,794        2,385,029
   Transfers from/to
     General Account and
     within Separate
     Account, net                    (5,462,500)      15,172,830        2,897,902
   Transfers of cost of
     insurance                       (2,100,579)      (1,374,450)        (629,066)
   Transfers on account of
     death                              (67,280)            (407)          (1,372)
   Transfers on account of
     other terminations                (149,677)         (63,277)         (19,098)
                                ---------------  ---------------  ---------------
Net increase (decrease) in
   net assets derived from
   contractholder
   transactions                      (2,029,936)      18,321,490        4,633,395
Net increase (decrease) in
   net assets                        (7,786,943)      15,774,472        6,462,449
                                ---------------  ---------------  ---------------
Balance at beginning of
   period                            26,479,484       10,705,012        4,242,563
                                ---------------  ---------------  ---------------
Balance at end of period        $    18,692,541  $    26,479,484  $    10,705,012
                                ===============  ===============  ===============

See notes to financial statements.

                                      F-19

                                                        MFS                                             OPPENHEIMER
                                                     UTILITIES                                        STRATEGIC BOND
                                                     DIVISION                                            DIVISION
                                ---------------------------------------------------  ----------------------------------------------
                                              YEAR ENDED DECEMBER 31,                             YEAR ENDED DECEMBER 31,
                                ---------------------------------------------------  ----------------------------------------------
                                     2001              2000              1999             2001             2000               1999
                                ---------------  ----------------  ----------------  ---------------  ---------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS
Operations:
   Net investment income        $       499,835  $          1,118  $         (7,986) $        79,333  $       239,642  $     88,694
   Net realized gain (loss)
     on investments                     950,831         1,479,910           459,061          106,952          (34,163)      (19,086)
   Change in net unrealized
     gain (loss) on
     investments                     (7,616,458)         (673,819)        2,096,308          (18,716)        (146,954)      (22,018)
                                ---------------  ----------------  ----------------  ---------------  ---------------  ------------
Increase (decrease) in net
   assets from operations            (6,165,792)          807,209         2,547,383          167,569           58,525        47,590
Contractholder transactions--
   Note G:
   Transfers of net premiums          5,984,627         3,914,237         1,869,430        1,135,262        1,327,863       636,974
   Transfers from/to General
     Account and within
     Separate Account, net              873,856         5,095,485         4,892,184         (159,354)         168,395       781,202
   Transfers of cost of
     insurance                       (2,514,201)       (1,367,572)         (641,737)        (534,868)        (313,517)     (196,836)
   Transfers on account of
     death                              (61,140)              (39)           (6,552)          (3,825)            (472)           --
   Transfers on account of
     other terminations                (113,138)          (50,043)          (37,493)         (35,088)         (21,449)      (16,951)
                                ---------------  ----------------  ----------------  ---------------  ---------------  ------------
Net increase (decrease)
   in net assets derived
   from contractholder
   transactions                       4,170,004         7,592,068         6,075,832          402,127        1,160,820     1,204,389
Net increase (decrease) in
   net assets                        (1,995,788)        8,399,277         8,623,215          569,696        1,219,345     1,251,979
                                ---------------  ----------------  ----------------  ---------------  ---------------  ------------
Balance at beginning of
   period                            21,173,089        12,773,812         4,150,597        4,175,192        2,955,847     1,703,868
                                ---------------  ----------------  ----------------  ---------------  ---------------  ------------
Balance at end of period        $    19,177,301  $     21,173,089  $     12,773,812  $     4,744,888  $     4,175,192  $  2,955,847
                                ===============  ================  ================  ===============  ===============  ============

                                                    OPPENHEIMER
                                                       BOND
                                                     DIVISION
                                 ------------------------------------------------
                                              YEAR ENDED DECEMBER 31,
                                 ------------------------------------------------
                                      2001             2000             1999
                                 --------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
 ASSETS
Operations:
   Net investment income         $    1,602,724  $     1,429,217  $       688,407
   Net realized gain (loss)
     on investments                    (427,596)        (194,080)         (51,842)
   Change in net unrealized
     gain (loss) on
     investments                        462,079         (172,794)      (1,114,314)
                                 --------------  ---------------  ---------------
Increase (decrease) in net
   assets from operations             1,637,207        1,062,343         (477,749)
Contractholder transactions--
   Note G:
   Transfers of net premiums          4,092,646        4,133,053        3,187,323
   Transfers from/to General
     Account and within
     Separate Account, net           (2,896,056)       1,318,403          146,154
   Transfers of cost of
     insurance                       (1,986,952)      (1,385,568)      (1,282,193)
   Transfers on account of
     death                              (32,826)         (23,511)         (54,423)
   Transfers on account of
     other terminations                (266,859)        (359,880)        (143,229)
                                 --------------  ---------------  ---------------
Net increase (decrease)
   in net assets derived
   from contractholder
   transactions                      (1,090,047)       3,682,497        1,853,632
Net increase (decrease) in
   net assets                           547,160        4,744,840        1,375,883
                                 --------------  ---------------  ---------------
Balance at beginning of
   period                            24,176,930       19,432,090       18,056,207
                                 --------------  ---------------  ---------------
Balance at end of period         $   24,724,090  $    24,176,930  $    19,432,090
                                 ==============  ===============  ===============

See notes to financial statements.

                                      F-20

                                                             PIMCO TOTAL                      TEMPLETON
                                                             RETURN BOND                    INTERNATIONAL
                                                              DIVISION                        DIVISION
                                                           ---------------  ---------------------------------------------

                                                             PERIOD FROM
                                                            MAY 1, 2001(a)                   YEAR ENDED
                                                                TO                          DECEMBER 31,
                                                             DECEMBER 31,   ---------------------------------------------
                                                                2001            2001            2000            1999
                                                           ---------------  -------------    ------------    ------------
INCREASE IN NET ASSETS
Operations:
   Net investment income                                   $       147,886  $   1,412,570    $    761,520    $  1,010,864
   Net realized gain on investments                                252,043     13,309,488       8,394,244       5,688,233
   Change in net unrealized gain (loss) on investments            (198,085)   (26,911,075)    (11,224,839)      5,803,054
                                                           ---------------  -------------    ------------    ------------
Increase (decrease) in net assets from operations                  201,844    (12,189,017)     (2,069,075)     12,502,151
Contractholder transactions -- Note G:
   Transfers of net premiums                                     1,409,247     11,249,197      11,124,240      11,137,465
   Transfers from/to General Account and within Separate
     Account, net                                                9,876,282     (3,950,284)       (102,374)     (5,910,457)
   Transfers of cost of insurance                                 (490,460)    (4,318,703)     (3,550,597)     (3,422,189)
   Transfers on account of death                                        --        (77,054)       (189,670)       (128,201)
   Transfers on account of other terminations                      (18,398)      (409,507)       (437,759)       (391,045)
                                                           ---------------  -------------    ------------    ------------
Net increase in net assets derived from contractholder
   transactions                                                 10,776,671      2,493,649       6,843,840       1,285,573

Net increase (decrease) in net assets                           10,978,515     (9,695,368)      4,774,765      13,787,724
                                                           ---------------  -------------    ------------    ------------
Balance at beginning of period                                          --     73,319,195      68,544,430      54,756,706
                                                           ---------------  -------------    ------------    ------------
Balance at end of period                                   $    10,978,515  $  63,623,827    $ 73,319,195    $ 68,544,430
                                                           ===============  =============    ============    ============

(a) Commencement of operations

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                             JPF SEPARATE ACCOUNT A
                                DECEMBER 31, 2001

NOTE A--ORGANIZATION OF ACCOUNT

Jefferson Pilot Financial Separate Account A (the "Separate Account") is a separate account of Jefferson Pilot Financial Insurance Company ("JP Financial"). The Separate Account is organized as a unit investment trust registered under the Investment Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by JP Financial. As December 31, 2001, the Separate Account is comprised of twenty-seven investment divisions, fifteen of which invest exclusively in the corresponding portfolios of the Jefferson-Pilot Variable Fund, Inc., one of which invests in the Templeton International Fund, four of which invest in certain Fidelity Portfolios, two of which invest in certain Oppenheimer funds, two of which invest in certain MFS Funds, one of which invests in the American Century VP International Fund, one of which invests in the AYCO Large-Cap Growth Fund, and one of which invests in the PIMCO Total Return Bond Portfolio, all diversified Series Investment Companies.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS: Investments are made in the above twenty-seven portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value.

INVESTMENT INCOME: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

INVESTMENT TRANSACTIONS: Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed based upon the average cost of the investment sold.

FEDERAL INCOME TAXES: The operations of the Separate Account are included in the federal income tax return of JP Financial which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

EXPENSES: Currently, the Separate Account contains the net assets of three variable insurance policies, Ensemble I, Ensemble II, and Ensemble III. A mortality and expense risk charge payable to JP Financial is accrued daily which will not exceed .6%, .9%, and .6% of the average net asset value of each division of the Separate Account on an annual basis for Ensemble I, Ensemble II, and Ensemble III, respectively.

Additionally, during the year ended December 31, 2001, JPVF portfolios paid management fees to Jefferson Pilot Investment Advisory corporation, "JPIA", a registered investment advisor and wholly-owned subsidiary of Jefferson Pilot Corporation. The investment management agreement with JPIA provides for an annual fee based on a percentage of the average daily net asset value for each Portfolio as shown below:

JPVF                            FIRST $200          NEXT $1.10       OVER $1.30
PORTFOLIO                         MILLION             BILLION          BILLION
---------                      ------------         -----------     ------------
Growth                              0.75%               0.75%            0.75%
Emerging Growth                     0.80%               0.75%            0.70%
Mid-Cap Growth                      0.90%               0.90%            0.90%
Capital Growth*                     1.00%               0.95%            0.90%
Global Hard Assets                  0.75%               0.70%            0.65%
Small Company                       0.75%               0.70%            0.65%
Mid-Cap Value                       1.05%               1.05%            1.05%
S&P 500 Index                       0.24%               0.24%            0.24%
Small-Cap Value                     1.30%               1.30%            1.30%
Value                               0.75%               0.70%            0.65%
International Equity                1.00%               1.00%            1.00%
World Growth Stock                  0.75%               0.70%            0.65%
Balanced                            0.75%               0.70%            0.65%
High Yield Bond                     0.75%               0.75%            0.75%
Money Market                        0.50%               0.45%            0.40%

----------
* Effective March 1, 2002, the investment advisory fee for the Capital Growth Portfolio will be reduced to 0.85% of the first $100 Million, 0.80% of the next $400 Million, and 0.75% over $500 Million of average daily net assets.

USE OF ESTIMATES: The accompanying financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

RECLASSIFICATION: Certain prior period amounts have been reclassified to conform to the current year's presentation.

NOTE C--PURCHASE AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:

                                             PURCHASES             SALES
                                         ---------------     ----------------
JPVF Growth Division                     $    18,867,664     $      9,921,921
JPVF Emerging Growth Division                 47,837,534            6,247,436
JPVF Mid-Cap Growth Division                   2,743,838              192,187
JPVF Capital Growth Division                  41,265,251           18,352,949
JPVF Global Hard Assets Division               1,017,764            1,168,920
JPVF Small Company Division                   18,089,622           14,455,566
JPVF Mid-Cap Value Division                    9,243,422              242,482
JPVF S&P 500 Index Division                   43,052,385            7,726,516
JPVF Small-Cap Value Division                 13,274,461            2,198,039
JPVF Value Division                           28,025,075           13,381,844
JPVF International Equity Division            14,040,567            7,851,721
JPVF World Growth Stock Division              21,735,215           10,574,037
JPVF Balanced Division                        17,268,595            8,870,944
JPVF High Yield Bond Division                 14,828,712            9,064,774
JPVF Money Market Division                    80,130,466           59,571,544
American Century VP Int'l Division               937,691               35,954
AYCO Growth Division                           1,728,879              330,057
Fidelity VIP Growth Division                  17,940,599           13,136,131
Fidelity VIP Equity-Income Division           25,233,964           12,202,267
Fidelity VIP High Income Division                136,723              117,178
Fidelity VIP II Contrafund Division           13,531,519            4,166,535
MFS Research Division                          8,922,800            8,465,140
MFS Utilities Division                        11,429,127            4,959,383
Oppenheimer Strategic Bond Division            2,154,523            1,408,502
Oppenheimer Bond Division                     11,059,109           10,469,288
PIMCO Total Return Bond Division              18,708,352            7,708,487
Templeton International Division              25,697,760            6,751,480
                                         ---------------     ----------------
  Total                                  $   508,901,617     $    239,571,282
                                         ===============     ================

NOTE D--AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP Financial. JP Financial is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Variable Corporation, an affiliate of the Company, is the distributor.

NOTE E--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

NOTE F--INVESTMENTS

Following is a summary of Fund shares owned by the respective divisions of the Separate Account and the related net asset values at December 31, 2001.

                                                                      NET ASSET
                                                                        VALUE
                                                    SHARES            PER SHARE
                                                  ----------         -----------
JPVF Growth Division                               2,795,407         $ 12.802490
JPVF Emerging Growth Division                      6,781,543           14.720720
JPVF Mid-Cap Growth Division                         299,965            8.583180
JPVF Capital Growth Division                       9,696,035           22.468020
JPVF Global Hard Assets Division                     504,467            8.305660
JPVF Small Company Division                        5,411,651           13.763240
JPVF Mid-Cap Value Division                          956,202            9.923390
JPVF S&P 500 Index Division                       18,022,140            7.969400
JPVF Small-Cap Value Division                      1,034,421           11.071910
JPVF Value Division                                4,022,705           19.517050
JPVF International Equity Division                 2,902,722            8.796500
JPVF World Growth Stock Division                   5,438,975           20.422030
JPVF Balanced Division                             3,951,594           12.339660
JPVF High Yield Division                           1,508,447            7.196620
JPVF Money Market Division                         3,808,611           10.980060
American Century VP Int'l Division                   133,281            6.590000
AYCO Growth Division                                 141,888            9.440000
Fidelity VIP Growth Division                       1,361,769           33.610000
Fidelity VIP Equity Income Division                1,286,293           22.750000
Fidelity VIP High Income Division                    130,923            6.410000
Fidelity VIP II Contrafund Division                3,527,990           20.130000
MFS Research Division                              1,305,345           14.320000
MFS Utilities Division                             1,202,339           15.950000
Oppenheimer Strategic Bond Division                1,027,032            4.620000
Oppenheimer Bond Division                          2,205,540           11.210000
PIMCO Total Return Bond Division                   1,110,062            9.890000
Templeton International I Division                 5,171,300           11.850000
Templeton International II Division                  199,652           11.740000

For federal income tax purposes, the cost of investments owned at December 31, 2001 is the same as for financial reporting purposes.

NOTE G--CONTRACTHOLDER TRANSACTIONS

                                                                            YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                         2001                        2000                        1999
                                                 -----------------------   --------------------------    ------------------------
                                                   UNITS       AMOUNT         UNITS        AMOUNT          UNITS        AMOUNT
                                                 ---------  ------------    ---------   ------------     ---------   ------------
JPVF Growth Division
   Issuance of units                             2,754,373  $ 32,636,021    2,377,987   $ 54,834,736     1,109,124   $ 17,796,382
   Redemptions of units                          1,818,783    25,675,235    1,051,115     25,393,877       295,421      4,555,951
                                                 ---------  ------------    ---------   ------------     ---------   ------------
      Net Increase                                 935,590  $  6,960,786    1,326,872   $ 29,440,859       813,703   $ 13,240,431
                                                 =========  ============    =========   ============     =========   ============

                                                                            YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                         2001                        2000                        1999
                                                 -----------------------    ------------------------     ------------------------
                                                   UNITS       AMOUNT         UNITS        AMOUNT          UNITS        AMOUNT
                                                 ---------  ------------    ---------   ------------     ---------   ------------
JPVF Emerging Growth Division
   Issuance of units                             3,228,886  $ 54,281,411    2,168,103   $ 74,998,124     1,754,220   $ 49,040,558
   Redemptions of units                          1,911,890    36,812,125    1,539,604     59,822,134     1,468,922     40,001,064
                                                 ---------  ------------    ---------   ------------     ---------   ------------
      Net Increase                               1,316,996  $ 17,469,286      628,499   $ 15,175,990       285,298   $  9,039,494
                                                 =========  ============    =========   ============     =========   ============

                                                       PERIOD FROM
                                                      MAY 1, 2001(a)
                                                         THROUGH
                                                       DECEMBER 31,
                                                           2001
                                                  -----------------------
                                                    UNITS        AMOUNT
                                                  --------   ------------
JPVF Mid-Cap Growth Division
   Issuance of units                               364,466   $ 3,083,170
   Redemptions of units                             63,613       516,280
                                                   -------   -----------
      Net Increase                                 300,853   $ 2,566,890
                                                   =======   ===========

                                                                            YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------------------
                                                         2001                        2000                        1999
                                                 -----------------------    -------------------------    -------------------------
                                                   UNITS       AMOUNT         UNITS        AMOUNT           UNITS        AMOUNT
                                                 ---------  ------------    ---------   -------------     ---------   ------------
JPVF Capital Growth Division
   Issuance of units                             3,584,413  $ 82,857,241    2,410,771   $ 109,579,340     1,885,588   $ 92,037,794
   Redemptions of units                          2,398,481    76,256,136    1,562,990      88,463,459     1,232,624     60,129,280
                                                 ---------  ------------    ---------   -------------     ---------   ------------
      Net Increase                               1,185,932  $  6,601,105      847,781   $  21,115,881       652,964   $ 31,908,514
                                                 =========  ============    =========   =============     =========   ============

                                                                            YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------------------
                                                         2001                        2000                        1999
                                                 -----------------------    -------------------------     ------------------------
                                                   UNITS       AMOUNT         UNITS         AMOUNT          UNITS        AMOUNT
                                                 ---------  ------------    ---------   -------------     ---------   ------------
JPVF Global Hard Assets Division
   Issuance of units                               236,986  $  2,177,939      751,896   $   6,854,443       806,194   $  7,003,824
   Redemptions of units                            262,245     2,359,490      841,253       7,670,735       773,498      6,589,824
                                                 ---------  ------------    ---------   -------------     ---------   ------------
      Net Increase (decrease)                      (25,259) $   (181,551)     (89,357)  $    (816,292)       32,696   $    414,000
                                                 =========  ============    =========   =============     =========   ============

----------
(a) Commencement of operations

                                      F-25

                                                                            YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------------------
                                                         2001                        2000                        1999
                                                 ------------------------    ------------------------     ---------   ------------
                                                   UNITS        AMOUNT         UNITS        AMOUNT          UNITS        AMOUNT
                                                 ---------   ------------    ---------  -------------     ---------   ------------
JPVF Small Company Division
   Issuance of units                             1,346,344   $ 37,536,347      787,149  $  30,271,090       730,490   $ 27,595,578
   Redemptions of units                          1,102,768     33,216,125      664,829     26,607,343       845,859     31,946,206
                                                 ---------   ------------    ---------  -------------     ---------   ------------
      Net Increase (decrease)                      243,576   $  4,320,222      122,320  $   3,663,747      (115,369)  $ (4,350,628)
                                                 =========   ============    =========  =============     =========   ============

                                                       PERIOD FROM
                                                      MAY 1, 2001(a)
                                                         THROUGH
                                                       DECEMBER 31,
                                                           2001
                                                 ------------------------
                                                   UNITS        AMOUNT
                                                 ---------  -------------
JPVF Mid-Cap Value Division
   Issuance of units                             1,088,958  $ 10,187,456
   Redemptions of units                            126,836     1,129,936
                                                 ---------  ------------
      Net Increase                                 962,122  $  9,057,520
                                                 =========  ============

                                                                                    PERIOD FROM
                                                                                   MAY 1, 2000(a)
                                                      YEAR ENDED                      THROUGH
                                                     DECEMBER 31,                   DECEMBER 31,
                                                         2001                           2000
                                                 ----------------------     --------------------------
                                                   UNITS       AMOUNT         UNITS        AMOUNT
                                                 ---------  -----------     ---------    -------------
JPVF S&P 500 Index Division
   Issuance of units                             6,028,488  $ 80,334,550    7,896,716    $ 169,020,380
   Redemptions of units                          2,865,813    44,769,484    1,435,105       29,792,773
                                                 ---------  ------------    ---------    -------------
      Net Increase                               3,162,675  $ 35,565,066    6,461,611    $ 139,227,607
                                                 =========  ============    =========    =============

                                                        PERIOD FROM
                                                       MAY 1, 2001(a)
                                                          THROUGH
                                                        DECEMBER 31,
                                                            2001
                                                 -------------------------
                                                   UNITS          AMOUNT
                                                 ---------    ------------
JPVF Small-Cap Value Division
   Issuance of units                             1,384,982    $ 14,707,570
   Redemptions of units                            346,981       3,570,128
                                                 ---------    ------------
      Net Increase                               1,038,001    $ 11,137,442
                                                 =========    ============

                                                                            YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                         2001                        2000                        1999
                                                 -----------------------    ------------------------     ------------------------
                                                   UNITS       AMOUNT         UNITS       AMOUNT           UNITS        AMOUNT
                                                 ---------  ------------    ---------  -------------     ---------   ------------
JPVF Value Division
   Issuance of units                             1,887,788  $ 49,323,970    1,160,282  $  32,005,227     1,018,584   $ 29,500,940
   Redemptions of units                          1,199,002    34,697,343    1,136,989     32,296,158       874,919     25,365,761
                                                 ---------  ------------    ---------  -------------     ---------   ------------
      Net Increase (decrease)                      688,786  $ 14,626,627       23,293  $    (290,931)      143,665   $  4,135,179
                                                 =========  ============    =========  =============     =========   ============

----------
(a) Commencement of operations

                                      F-26

                                                                           YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------------
                                                    2001                            2000                          1999
                                           -------------------------      -------------------------     -------------------------
                                             UNITS         AMOUNT           UNITS         AMOUNT          UNITS         AMOUNT
                                           ---------    ------------      ---------    ------------     ---------    ------------
JPVF International Equity Division
   Issuance of units                       2,519,647    $ 24,609,797      2,052,856    $ 29,165,816     1,586,816    $ 21,345,389
   Redemptions of units                    1,814,322      18,152,480      1,181,815      16,981,794       923,203      12,667,542
                                           ---------    ------------      ---------    ------------     ---------    ------------
      Net Increase                           705,325    $  6,457,317        871,041    $ 12,184,022       663,613    $  8,677,847
                                           =========    ============      =========    ============     =========    ============

                                                                           YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------------
                                                     2001                           2000                          1999
                                           -------------------------      -------------------------     -------------------------
                                             UNITS         AMOUNT           UNITS         AMOUNT          UNITS         AMOUNT
                                           ---------    ------------      ---------    ------------     ---------    ------------
JPVF World Growth Stock Division
   Issuance of units                         813,225    $ 25,115,962        843,927    $ 37,121,980       710,815    $ 31,376,896
   Redemptions of units                      750,864      30,317,490        824,786      40,125,883       970,125      42,679,194
                                           ---------    ------------      ---------    ------------     ---------    ------------
      Net Increase (decrease)                 62,361    $ (5,201,528)        19,141    $ (3,003,903)     (259,310)   $(11,302,298)
                                           =========    ============      =========    ============     =========    ============

                                                                          YEAR ENDED DECEMBER 31,
                                           -------------------------------------------------------------------------------------
                                                     2001                           2000                          1999
                                           -------------------------      ------------------------      ------------------------
                                              UNITS        AMOUNT           UNITS         AMOUNT          UNITS         AMOUNT
                                           ---------    ------------      ---------    -----------      ----------   -----------
JPVF Balanced Division
   Issuance of units                       1,536,072    $ 25,892,985        829,568    $16,291,888       578,685     $12,521,166
   Redemptions of units                    1,026,723      20,518,199        484,850     11,737,046       460,757       9,993,185
                                           ---------    ------------      ---------    -----------      --------     -----------
      Net Increase                           509,349    $  5,374,786        344,718    $ 4,554,842       117,928     $ 2,527,981
                                           =========    ============      =========    ===========      ========     ===========

                                                                           YEAR ENDED DECEMBER 31,
                                           -------------------------------------------------------------------------------------
                                                     2001                           2000                          1999
                                           -------------------------       ----------------------       ------------------------
                                              UNITS        AMOUNT            UNITS       AMOUNT           UNITS         AMOUNT
                                           ----------  -------------       --------    ----------       --------     -----------
JPVF High Yield Division
   Issuance of units                       1,854,487    $ 18,321,276        445,288    $ 4,536,821       825,411     $ 8,463,868
   Redemptions of units                    1,329,849      12,978,530        397,947      4,037,321       773,012       7,943,026
                                           ----------  -------------       --------    -----------      --------     -----------
      Net Increase                           524,638    $  5,342,746         47,341    $   499,500        52,399     $   520,842
                                           ==========  =============       ========    ===========      ========     ===========

                                                                            YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------------
                                                     2001                           2000                          1999
                                           --------------------------      ------------------------     -------------------------
                                             UNITS         AMOUNT            UNITS        AMOUNT          UNITS         AMOUNT
                                           ---------    -------------      ---------   ------------     ---------    ------------
JPVF Money Market Division
   Issuance of units                       6,867,207    $ 112,742,665      4,458,985   $ 78,658,634     3,240,917    $ 57,033,996
   Redemptions of units                    5,432,160       92,872,866      4,580,732     82,577,531     2,805,821      49,372,334
                                           ---------    -------------      ---------   ------------     ---------    ------------
      Net Increase (decrease)              1,435,047    $  19,869,799       (121,747)  $ (3,918,897)      435,096    $  7,661,662
                                           =========    =============      =========   ============     =========    ============

                                      F-27

                                                  PERIOD FROM
                                                MAY 10, 2001(a)
                                                    THROUGH
                                                  DECEMBER 31,
                                                     2001
                                            ------------------------
                                              UNITS        AMOUNT
                                            --------    ------------
American Century VP Int'l Division
   Issuance of units                         120,547    $  1,037,500
   Redemptions of units                       15,617         129,879
                                            --------    ------------
      Net Increase                           104,930    $    907,621
                                            ========    ============

                                                  PERIOD FROM
                                                MAY 14, 2001(a)
                                                    THROUGH
                                                  DECEMBER 31,
                                                     2001
                                            ------------------------
                                              UNITS        AMOUNT
                                            --------    ------------
AYCO Growth Division
   Issuance of units                         237,474    $  2,077,105
   Redemptions of units                       80,189         670,115
                                            --------    ------------
      Net Increase                           157,285    $  1,406,990
                                            ========    ============

                                                                          YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------------
                                                     2001                          2000                           1999
                                           -------------------------      -------------------------     -------------------------
                                             UNITS         AMOUNT           UNITS         AMOUNT          UNITS          AMOUNT
                                           ---------    ------------      ---------    ------------     ----------   ------------
Fidelity VIP Growth Division
   Issuance of units                       2,744,542    $ 32,246,965      2,509,832    $ 44,577,392     2,522,313    $ 39,479,910
   Redemptions of units                    2,216,076      30,447,788      1,589,214      29,502,150       672,246      10,641,557
                                           ---------    ------------      ---------    ------------     ----------   ------------
      Net Increase                           528,466    $  1,799,177        920,618    $ 15,075,242     1,850,067    $ 28,838,353
                                           =========    ============      =========    ============     ==========   ============

                                                                           YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------------
                                                    2001                           2000                          1999
                                           -------------------------      -------------------------     -------------------------
                                             UNITS         AMOUNT           UNITS         AMOUNT          UNITS         AMOUNT
                                           ---------    ------------      ---------    ------------     ---------    ------------
Fidelity VIP Equity-Income Division
   Issuance of units                       3,008,069    $ 36,094,869      1,912,145    $ 22,542,580     1,131,302    $ 13,584,576
   Redemptions of units                    2,047,102      24,188,964      1,169,405      13,875,607       681,291       8,124,583
                                           ---------    ------------      ---------    ------------     ---------    ------------
      Net Increase                           960,967    $ 11,905,905        742,740    $  8,666,973       450,011    $  5,459,993
                                           =========    ============      =========    ============     =========    ============

                                                                           YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------------
                                                     2001                          2000                          1999
                                           -------------------------      -------------------------     -------------------------
                                             UNITS         AMOUNT           UNITS         AMOUNT          UNITS         AMOUNT
                                           ---------    ------------      ---------    ------------     ---------    ------------
Fidelity VIP High Income Division
   Issuance of units                           1,923    $     18,340          1,666    $     19,477        23,042    $    283,589
   Redemptions of units                       12,837         118,967         30,535         368,708        99,119       1,228,210
                                           ---------    ------------      ---------    ------------     ---------    ------------
      Net Decrease                           (10,914)   $   (100,627)       (28,869)   $   (349,231)      (76,077)   $   (944,621)
                                           =========   =============      ==========   ============     =========    ============

----------
(a) Commencement of operations

                                      F-28

                                                                           YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------------
                                                    2001                           2000                          1999
                                           -------------------------      -------------------------     -------------------------
                                             UNITS        AMOUNT            UNITS        AMOUNT           UNITS         AMOUNT
                                           ---------    ------------      ----------   ------------     ---------    ------------
Fidelity VIP II Contrafund Division
   Issuance of units                       1,993,140    $ 29,331,808      1,757,474    $ 34,023,319     1,754,276    $ 33,244,625
   Redemptions of units                    1,346,296      21,877,864        984,205      20,372,050     1,129,685      21,491,398
                                           ---------    ------------      ---------    ------------     ---------    ------------
      Net Increase (decrease)                646,844    $  7,453,944        773,269    $ 13,651,269       624,591    $ 11,753,227
                                           =========    ============      =========    ============     =========    ============

                                                                           YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------------
                                                    2001                          2000                          1999
                                           -------------------------      -------------------------     ---------    ------------
                                             UNITS         AMOUNT           UNITS         AMOUNT          UNITS         AMOUNT
                                           ---------   -------------      ---------    ------------     ---------    ------------
MFS Research Division
   Issuance of units                       1,305,391    $ 13,958,162      1,816,067    $ 27,820,097       672,625    $  8,701,356
   Redemptions of units                    1,372,416      15,988,098        621,356       9,498,607       311,684       4,067,961
                                           ---------   -------------      ---------    ------------     ---------    ------------
      Net Increase (decrease)                (67,025)   $ (2,029,936)     1,194,711    $ 18,321,490       360,941    $  4,633,395
                                           =========   =============      =========    ============     =========    ============

                                                                         YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------------
                                                    2001                          2000                          1999
                                           -------------------------      -------------------------     -------------------------
                                             UNITS        AMOUNT            UNITS        AMOUNT           UNITS         AMOUNT
                                           ----------  -------------      ----------   ------------     ----------   ------------
MFS Utilities Division
   Issuance of units                       1,405,468    $ 16,812,135        983,437    $ 15,316,913       930,122    $ 11,856,880
   Redemptions of units                      967,893      12,642,131        483,522       7,724,845       458,547       5,781,048
                                           ----------  -------------      ----------   ------------     ----------   ------------
      Net Increase                           437,575    $  4,170,004        499,915    $  7,592,068       471,575    $  6,075,832
                                           ==========  =============      ==========   ============     ==========   ============

                                                                         YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------------
                                                    2001                          2000                          1999
                                           -------------------------      -------------------------     -------------------------
                                             UNITS        AMOUNT            UNITS        AMOUNT           UNITS         AMOUNT
                                           ----------  -------------      ----------   ------------     ----------   ------------
Oppenheimer Strategic Division
   Issuance of units                         297,913    $  3,144,136        307,996    $  3,165,909       369,193    $  3,720,887
   Redemptions of units                      258,958       2,742,009        194,748       2,005,089       250,262       2,516,498
                                           ----------  -------------      ----------   ------------     ----------   ------------
      Net Increase                            38,955    $    402,127        113,248    $  1,160,820       118,931    $  1,204,389
                                           ==========  =============      ==========   ============     ==========   ============

                                                                         YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------------
                                                    2001                          2000                          1999
                                           -------------------------      -------------------------     -------------------------
                                             UNITS        AMOUNT            UNITS        AMOUNT           UNITS         AMOUNT
                                           ----------  -------------      ----------   ------------     ----------   ------------
Oppenheimer Bond Division
   Issuance of units                         747,807    $ 15,536,196        592,570    $ 12,099,226       646,006    $ 13,940,162
   Redemptions of units                      751,961      16,626,243        400,873       8,416,729       561,178      12,086,530
                                           ----------  -------------      ----------   ------------     ----------   ------------
      Net Increase (decrease)                 (4,154)   $ (1,090,047)       191,697    $  3,682,497        84,828    $  1,853,632
                                           ==========  =============      ==========   ============     ==========   ============

                                      F-29

                                                  PERIOD FROM
                                                MAY 1, 2001(a)
                                                    THROUGH
                                                  DECEMBER 31,
                                                     2001
                                            ------------------------
                                              UNITS        AMOUNT
                                            ---------   ------------
PIMCO Total Return Bond Division
   Issuance of units                        2,144,740   $ 22,396,016
   Redemptions of units                     1,104,841     11,619,345
                                            ---------   ------------
      Net Increase                          1,039,899   $ 10,776,671
                                            =========   ============

                                                                         YEAR ENDED DECEMBER 31,
                                            -------------------------------------------------------------------------------------
                                                    2001                          2000                          1999
                                            ------------------------      -------------------------     -------------------------
                                             UNITS        AMOUNT            UNITS        AMOUNT           UNITS         AMOUNT
                                            ---------   ------------       ---------   ------------     ----------   ------------
Templeton International Division
   Issuance of units                        1,452,918   $ 22,809,941       1,605,449   $ 30,740,885     1,586,916    $ 28,116,196
   Redemptions of units                     1,201,928     20,316,292       1,218,761     23,897,045     1,515,331      26,830,623
                                            ---------   ------------       ---------   ------------     ---------    ------------
      Net Increase                            250,990   $  2,493,649         386,688   $  6,843,840        71,585    $  1,285,573
                                            =========   ============       =========   ============     =========    ============

----------
(a) Commencement of operations

NOTE H--FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable universal life contracts, investment income ratio, the expense ratios (excluding expenses for the underlying funds), and total return for 2001 follows:

                                     BEGINNING OF PERIOD               AT DECEMBER 31
                                    --------------------  -----------------------------------------
                                      UNIT FAIR VALUE      UNITS      UNIT FAIR VALUE    NET ASSETS
                                     LOWEST TO HIGHEST    (000S)    LOWEST TO HIGHEST     (000S)
                                    ------------------    ------    -----------------    ----------
JPVF Growth Division
   2001                             $ 8.61 to $21.76      3,203      $ 5.67 to $14.28    $  35,788
JPVF Emerging Growth
   Division 2001                    $ 8.87 to $34.14      5,470      $ 5.72 to $21.93    $  99,829
JPVF Mid-Cap Growth
   Division 05/01/01(a)                       $10.00        301      $ 8.53 to $ 8.68    $   2,575
JPVF Capital Growth
   Division 2001                    $ 8.69 to $53.48      7,059      $ 6.46 to $39.65    $ 217,851
JPVF Global Hard Assets
   Division 2001                    $ 9.69 to $10.59        493      $ 8.46 to $ 9.28    $   4,190
JPVF Small Company
   Division 2001                    $ 9.42 to $38.09      2,385      $ 8.69 to $35.14    $  74,482
JPVF Mid-Cap Value
   Division 05/01/01(a)                       $10.00        962      $ 9.85 to $ 9.86    $   9,489
JPVF S&P 500 Index
   Division 2001                    $ 8.99 to $20.46      9,624      $ 7.85 to $17.80    $ 143,626
JPVF Small-Cap Value
   Division 05/01/01(a)                       $10.00      1,038      $10.54 to $11.07    $  11,453
JPVF Value Division
   2001                             $10.78 to $31.21      2,764      $10.88 to $31.41    $  78,511
JPVF International Equity
   Division 2001                    $ 7.94 to $12.23      2,901      $ 6.08 to $ 9.34    $  25,534
JPVF World Growth Stock
   Division 2001                    $ 9.70 to $51.81      2,660      $ 9.02 to $48.19    $ 111,075
JPVF Balanced Division
   2001                             $10.10 to $24.39      2,250      $ 9.61 to $23.13    $  48,761
JPVF High Yield Bond
   Division 2001                    $ 9.15 to $ 9.44      1,125      $ 9.40 to $ 9.68    $  10,856
JPVF Money Market
   Division 2001                    $10.30 to $19.61      2,647      $10.62 to $20.23    $  41,819
American Century VP
   International Division
   05/10/01(a)                                $10.00        105      $ 8.28 to $ 8.46    $     878
AYCO Growth Division
   05/14/01(a)                                $10.00        157      $ 8.48 to $ 8.62    $   1,339
Fidelity VIP Growth
   Division 2001                    $ 9.12 to $16.82      3,833      $ 7.46 to $13.73    $  45,769
Fidelity VIP Equity-Income
   Division 2001                    $10.85 to  12.76      2,513      $10.25 to $12.02    $  29,263
Fidelity VIP High Income
   Division 2001                              $ 9.80         98                $ 8.57    $     839
Fidelity VIP II Contrafund
   Division 2001                    $ 9.80 to $20.15      4,406      $ 8.55 to $17.52    $  71,018
MFS Research Division
   2001                             $ 9.02 to $14.34      1,832      $ 7.06 to $11.19    $  18,693

                                                  FOR THE YEAR ENDED DECEMBER 31,
                                    -------------------------------------------------------
                                     INVESTMENT      EXPENSE RATIO**      TOTAL RETURN***
                                    INCOME RATIO*   LOWEST TO HIGHEST    LOWEST TO HIGHEST
                                    -------------   -----------------   -------------------
JPVF Growth Division
   2001                               0.00%(c)        .60% to .90%       -34.36% to -34.17%
JPVF Emerging Growth
   Division 2001                      0.00%(c)        .60% to .90%       -35.75% to -35.55%
JPVF Mid-Cap Growth
   Division 05/01/01(a)               0.00%(c)        .60% to .90%(b)    -14.68% to -13.21%
JPVF Capital Growth
   Division 2001                      0.00%(c)        .60% to .90%       -25.87% to -25.64%
JPVF Global Hard Assets
   Division 2001                      1.88%           .60% to .90%       -12.62% to -12.35%
JPVF Small Company
   Division 2001                      0.00%(c)        .60% to .90%       - 8.02% to - 7.74%
JPVF Mid-Cap Value
   Division 05/01/01(a)               0.00%(c)        .60% to .90%(b)    - 1.46% to - 1.36%
JPVF S&P 500 Index
   Division 2001                      0.69%           .60% to .90%       -12.97% to -12.71%
JPVF Small-Cap Value
   Division 05/01/01(a)               0.00%(c)        .60% to .90%(b)      5.39% to  10.71%
JPVF Value Division
   2001                               0.91%           .60% to .90%          .63% to    .93%
JPVF International Equity
   Division 2001                      0.00%(c)        .60% to .90%       -23.68% to -23.44%
JPVF World Growth Stock
   Division 2001                      1.63%           .60% to .90%       - 7.26% to - 6.98%
JPVF Balanced Division
   2001                               2.54%           .60% to .90%       - 5.15% to - 4.86%
JPVF High Yield Bond
   Division 2001                      9.03%           .60% to .90%         2.50% to   2.81%
JPVF Money Market
   Division 2001                      3.34%           .60% to .90%         2.83% to   3.14%
American Century VP
   International Division
   05/10/01(a)                        0.00%(c)        .60% to .90%(b)    -17.22% to -15.45%
AYCO Growth Division
   05/14/01(a)                        0.99%(b)        .60% to .90%(b)    -15.17% to -13.80%
Fidelity VIP Growth
   Division 2001                      0.08%           .60% to .90%       -18.39% to -18.15%
Fidelity VIP Equity-Income
   Division 2001                      1.31%           .60% to .90%       - 5.82% to - 5.53%
Fidelity VIP High Income
   Division 2001                     13.31%           .60% to .90%                  -12.53%
Fidelity VIP II Contrafund
   Division 2001                      0.78%           .60% to .90%       -13.04% to -12.77%
MFS Research Division
   2001                               0.01%           .60% to .90%       -21.96% to -21.73%

                                      F-31

                                     BEGINNING OF PERIOD               AT DECEMBER 31
                                    --------------------  -----------------------------------------
                                      UNIT FAIR VALUE      UNITS      UNIT FAIR VALUE    NET ASSETS
                                     LOWEST TO HIGHEST    (000S)    LOWEST TO HIGHEST     (000S)
                                    --------------------  ------    -----------------    ----------

MFS Utilities Division
   2001                             $ 9.99 to $16.64      1,752      $ 7.52 to $12.50    $  19,177
Oppenheimer Strategic
   Division 2001                    $10.05 to $10.43        440      $10.48 to $10.84    $   4,745
Oppenheimer Bond
   Division 2001                    $10.39 to $23.35      1,099      $11.14 to $25.02    $  24,724
PIMCO Total Return Bond
   Division 05/01/01(a)                       $10.00      1,040      $10.53 to $10.56    $  10,979
Templeton International
   Division 2001                    $ 9.74 to $19.88      3,980      $ 8.14 to $16.60    $  63,624

                                                  FOR THE YEAR ENDED DECEMBER 31,
                                    -------------------------------------------------------
                                     INVESTMENT      EXPENSE RATIO**      TOTAL RETURN***
                                    INCOME RATIO*   LOWEST TO HIGHEST    LOWEST TO HIGHEST
                                    -------------   -----------------   -------------------

MFS Utilities Division
   2001                               3.21%           .60% to .90%       -24.89% to -24.66%
Oppenheimer Strategic
   Division 2001                      2.51%           .60% to .90%         3.90% to   4.22%
Oppenheimer Bond
   Division 2001                      7.29%           .60% to .90%         6.82% to   7.14%
PIMCO Total Return Bond
   Division 05/01/01(a)               4.30%(b)        .60% to .90%(b)      5.34% to   5.64%
Templeton International
   Division 2001                      3.04%           .60% to .90%       -16.51% to -16.49%

----------
(a)  Commencement of operations
(b)  Annualized
(c)  No income dividend during the period
  * These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the divisions is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest.
 ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicates the commencement of that investment option in the variable account. The unit value at commencement date is $10.00. The total return is calculated for the period ended December 31, 2001.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKINGS REGARDING INDEMNIFICATION

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATIONS REGARDING FEES AND CHARGES

     The fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Jefferson Pilot Financial Insurance Company.

                     REPRESENTATION REGARDING RULE 6e-3(T)

This filing is made in reliance on Rule 6e-3(T) of the Investment Company Act of 1940.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:
    The cover sheet.
    The Prospectus consisting of 78 pages.
    The undertaking to file reports.
    The undertaking pursuant to Rule 484(b) (1) under the Securities
    Act of 1933.
    The Representations Regarding Fees and Charges.
    The Representation Regarding Rule 6e-3(T).
    The signatures.
    Written consents of the following persons:
Ernst & Young LLP, contained in Exhibit 7 below.

The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     (a) Certified copy of Resolution of Board of Directors of The Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984 (in lieu of indenture or trust creating unit investment trust) (Incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

     (b) Not applicable.

     (c) (i) Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation. (Incorporated by reference to
     Exhibit 1(c)(i) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (ii) Amendment to Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation. (Incorporated by reference to Exhibit 1(c)(ii) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (iii) Specimen District Manager's Agreement of Chubb Securities Corporation. (Incorporated by reference to Exhibit 1(c)(iii) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (iv) Specimen Sales Representative's Agreement of Chubb Securities Corporation. (Incorporated by reference to Exhibit 1(c) (iv) of Post-Effective Amendment No. 12 to the Registration Statement on Form 2-6 dated April 17, 1996).

         (v) Schedule of Commissions. (Incorporated by reference to Exhibit 1(c)(v) of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (333-93367) dated April 19, 2000.

     (d) Not applicable

     (e) (i) Specimen Policy (Incorporated by reference to Exhibit 1(e)(i) of Pre-Effective Amendment No. 1 to Registration Statement on Form S-6 (333-93367) dated April 19, 2000.

     (e) (ii) Form of Riders (Incorporated by reference to Exhibit 1(e)(ii) of Registration Statement on Form S-6 (33-77496) dated March 22, 1994.

     (f) (i) Amended and Restated Charter (with all amendments) of Chubb Life Insurance Company of America. (Incorporated by Reference to Exhibit 1(f)
     (i) of Post-Effective Amendment No. 2 on

     Form S-6 of Chubb Separate Account C, to the Registration Statement filed December 10, 1993, File No. 33-72830).

         (ii) By-Laws of Chubb Life Insurance Company of America. (Incorporated by Reference to Exibit 1(f) (ii) of Post-Effective Amendment No. 2 on Form S-6 of Chubb Separate Account C, to the Registration Statement filed December 10, 1993, File No. 33- 72830).

     (g) Not applicable.

     (h)(i) Fund Distribution Agreement between Chubb America Fund, Inc., and Chubb Securities Corporation (incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund Inc., filed on April 11, 1990, Registration No. 2-94479).

         (ii) Amendment to Fund Distribution Agreement between Chubb America Fund, Inc. and Chubb Securities Corporation (incorporated by reference to
     Exhibit 6(a) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

         (iii) Amended and Restated Investment Management Agreement between Chubb America Fund, Inc., and Chubb Investment Advisory Corporation (incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

         (iv) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Templeton, Galbraith & Hansberger Ltd. (incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc., filed April 14, 1993, Registration No. 2-94479).

         (vii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Van Eck Associates Corporation (incorporated by reference to Exhibit 5(f) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

         (viii) Sub-Investment Management Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Pioneering Management Corporation (incorporated by reference to Exhibit 5(g) of Post-Effective Amendment No. 7 of Form N-1A of Chubb America

     Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

         (ix) Custodian Agreement between Chubb America Fund, Inc., and Citibank, N.A. (incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 8 to Form N-1A of Chubb America Fund, Inc., filed on February 21, 1991, Registration No. 2-94479).

         (x) Amendment to the Custodial Services Agreement between Chubb America Fund, Inc., and Citibank, N.A. (incorporated by reference to
     Exhibit 8(b) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

         (xi) Amendment No. 2 to Custodial Services Agreement between Chubb America Fund, Inc. and Citibank, N.A. (incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 11 of Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

         (xii) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Growth and Income Portfolio (incorporated by reference to Exhibit 5(i) of Post-Effective Amendment No. 9 of Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

         (xiii) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Capital Growth Portfolio (incorporated by reference to Exhibit 5(j) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

         (xiv) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Janus Capital Corporation (incorporated by reference to Exhibit 5(m) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

         (xv) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Phoenix Investment Counsel, Inc. (incorporated by reference to Exhibit 5(n) of Post-Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

         (xvi) Form of Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(p) of Post-Effective Amendment No. 12 to Form of Chubb America Fund, Inc. filed on February 14, 1995 Registration No. 2-94479).

         (xvii) Form of Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(p) of Post-Effective Amendment No. 12 to Form 12 to Form N-1A of Chubb America Fund, Inc. filed on February 14, 1995 Registration No. 2-94479).

         (xviii) Form of Sub-Investment Management Agreement between Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Massachusetts Financial Services Company with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(q) of Post-Effective Amendment No. 12 to Form N-1A of Chubb America Fund, Inc., filed on February 14, 1995, Registration No. 2-94479).

     (i) Not Applicable.

     (j) Application.

2.   Specimen Policy. (Same as 1(e)).

3. Opinion of counsel. (Incorporated by reference to Exhibit 3 of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (333-93367) dated April 19, 2000).

4.   Not Applicable.

5.   Not Applicable.

6. Actuarial opinion and consent of Richard Dielensnyder, FSA, MAAA (Incorporated by reference to Exhibit 6 of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (333-93367) dated April 19,
     2000).

7.   Consent of Ernst & Young LLP.


8. Procedures Memorandum incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 1 to Form S-6 (333-93367) dated April 18,
     2001).


9.   Specimen Notice of Right of Withdrawal, pursuant to Rule 6e3 (T) (b) (13)
     (viii). (Incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 dated April 17, 1996).

11.  (a) Not Applicable.
     (b) Not Applicable.

12. (Incorporated by reference to Exhibit 12 of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Chubb Separate Account C, filed December 10, 1993, File No. 33-72830).

13. (Incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Chubb Separate Account C, filed December 10, 1993, File No. 33-72830).

14.  Not Applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, JPF Separate Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 3 to the Registration Statement and, has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to the hereunto affixed and attested, all in Concord, New Hampshire on the 23rd day of April, 2002.


(SEAL)                               JPF SEPARATE ACCOUNT A
                                       (Registrant)
                                     JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                                     AMERICA (Depositor)


                                     By:  /s/ Russell C. Simpson
                                     -------------------------------------------
                                              Russell C. Simpson


                                     Title:   Treasurer
                                     -------------------------------------------

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Jefferson Pilot Financial Insurance Company certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 2 to the Registration Statement and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 23rd day of April, 2002.


[SEAL APPEARS HERE]                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                                     By:  /s/ Charles C. Cornelio
                                          --------------------------------------
                                              Charles C. Cornelio

                                     Title: Executive Vice President
                                            ------------------------------------

ATTEST:

/s/ Ronald R. Angarella
--------------------------------
Ronald R. Angarella
Senior Vice President

     Pursuant to the requirements of the Securities act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signatures                            Title                    Date

/s/ Robert D. Bates
-----------------------------------   Director             April 23, 2002
    Robert D. Bates

/s/ Dennis R. Glass
-----------------------------------   Director             April 23, 2002
    Dennis R. Glass

/s/ Kenneth C. Mlekush
-----------------------------------   Director             April 23, 2002
    Kenneth C. Mlekush

/s/ Hoyt J. Phillips
-----------------------------------   Director             April 23, 2002
    Hoyt J. Phillips

/s/ David A. Stonecipher
-----------------------------------   Director             April 23, 2002
    David A. Stonecipher

                                  EXHIBIT INDEX




7.       Consent of Ernst & Young LLP
         Independent Auditors ...............................................